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SEMI-ANNUAL REPORT
JUNE 30, 2000











            MORGAN STANLEY DEAN WITTER

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
TABLE OF CONTENTS

Letter to the Shareholders..................................    1
Fund Performance............................................   16
Portfolio of Investments:
    Money Market............................................   17
    North American Government Securities....................   20
    Diversified Income......................................   22
    Balanced Growth.........................................   34
    Utilities...............................................   37
    Dividend Growth.........................................   41
    Value-Added Market......................................   44
    Growth..................................................   54
    American Opportunities..................................   57
    Mid-Cap Equity..........................................   61
    Global Equity...........................................   63
    Developing Growth.......................................   68
    Emerging Markets........................................   72
Financial Statements:
    Statement of Assets and Liabilities.....................   78
    Statement of Operations.................................   80
    Statement of Changes in Net Assets......................   82
Notes to Financial Statements...............................   87
Financial Highlights........................................   96
Change in Independent Accountants...........................  102

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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS      TWO WORLD TRADE CENTER,
INVESTMENT SERIES                                 NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JUNE 30, 2000

DEAR SHAREHOLDER:

The six-month period ended June 30, 2000, continued to be dominated by volatile return trends for long-term financial assets around the globe. While large-capitalization growth stocks continued to outperform most other asset classes over the entire period, the recent leadership sectors -- technology, media and telecommunications -- also provided the greatest price swings as sustainable earnings growth became the investment community's main focus. Health care, especially pharmaceuticals and biotechnology, also came to life late in the second quarter, providing strong performance.

Strong economic growth and mounting inflationary pressure prompted the Federal Reserve Board to continue on its path of tight monetary policy by raising the federal funds rate 100 basis points over three steps, to 6.50 percent. Short-term interest rates rose 70 basis points, to 6.91 percent, before dropping in June and ending the period at 6.36 percent. The effect of these increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries resulted in an inverted yield curve, where short-term Treasury yields were higher than those of longer-term Treasuries. By May, signs of more moderate economic growth appeared and the fixed-income market rallied on hopes that the Fed's rate tightening might be nearing its end.

INTERNATIONAL OVERVIEW

During the six-month period under review, European stock markets reflected events in the U.S. stock market. January was an uncertain month for share prices as investors waited for a Y2K fallout, but February saw strong gains in European stock markets when these fears proved unfounded. European markets peaked in early March and, mirroring falls in the Nasdaq market, traded flat to down in May and June. New-economy sectors such as technology, telecommunications and

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

media were strong until an early March correction. However, as the valuation differential between these sectors and old-economy stocks became overextended, investors preferred to switch funds into more reasonably valued areas of the market such as consumer durables and pharmaceuticals.

Japan has recently endured several noteworthy setbacks: its economy dipped back into recession late last year, many Japanese companies are struggling to compete in the fast-changing global economy, government debt continues to rise and an unanticipated transfer of power to a new prime minister has created political uncertainty. Despite these stumbling blocks, however, Japan's equity market has continued to perform very well. Business sentiment among Japan's corporate leaders is also improving, lending credence to the improved economic optimism among global investors and the hope for a self- sustaining economic recovery. More than one strategist is drawing a parallel of Japan today with the U.S. in 1991 and 1992. The argument centers around evidence that corporations are aggressively restructuring, reducing their head count in order to improve profits in light of minimal revenue growth.

The positive economic conditions experienced by emerging Asian countries in 1999 continued into 2000. Asia is likely to post reasonable trade surpluses in 2000 for the third consecutive year as exports continue to grow, aided by long-term trends in the outsourcing of semiconductor, computer and telecommunications equipment manufacturing. With the overall consumer sentiment positive, Asia's export-led recovery is being supplemented by growth in domestic consumption. Economic and earnings growth numbers are surprising on the upside, especially in North Asian economies, and the consensus overall growth outlook for 2000 has been upgraded.

CLASSES OF SHARES

On July 24, 2000, the Fund began offering Class Y shares of each Portfolio, except for the North American Government Securities Portfolio and the Emerging Markets Portfolio. Only Class X shares were issued prior to that date. The performance figures shown below for each Portfolio are for the Portfolio's Class X shares. For each Portfolio, Class Y shares' performance will vary somewhat from Class X shares' performance due to differing expenses.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

AMERICAN OPPORTUNITIES PORTFOLIO

For the six-month period ended June 30, 2000, the American Opportunities Portfolio produced a total return of -0.77 percent, compared to -0.43 percent for the S&P 500(1).

The Portfolio began the year with significant emphasis on technology and biotechnology. Then, with the signal from the Federal Reserve Board that it was going to move to restrain the pace of economic growth by lifting interest rates, the Fund began to adjust its portfolio weightings. First, any highly valued issues that were not currently profitable were eliminated. Next, the overall exposure to technology stocks was reduced. The Portfolio's technology groups that were most economically sensitive, such as semiconductors and semiconductor equipment, were significantly trimmed back. The health-care sector was increased by purchasing drug, generics, specialty pharmacy and health-care services groups. Financials were also added, given our view that interest rates would fall in the face of a decelerating economy. Brokers and insurance group holdings were increased and select consumer staples were also purchased.

As the Portfolio enters the second half of its fiscal year, many consumer, industrial and monetary indicators are signaling that the economy has begun to slow. In addition, many important measures of inflation have begun to reverse, suggesting that the Fed appears to have successfully engineered a soft landing. During similar periods the markets have responded quite favorably, with groups such as health care, technology, financials and consumer staples assuming market leadership. We believe that the Portfolio is well positioned to benefit from this outlook.

BALANCED GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Balanced Growth Portfolio produced a total return of -6.36 percent versus -0.43 percent for the S&P 500 and 3.99 percent for the Lehman Brothers Aggregate Bond Index.(2)

------------------------
(1) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry representation. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.
(2) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

The Portfolio's underperformance relative to the S&P 500 was largely the result of its underexposure to high-technology stocks. Because most technology stocks generally pay little if any dividends, they do not make up a large portion of the portfolio. Instead, the Portfolio's screening process led to an overweighting of basic materials, capital goods and utilities, which enjoy strong cash flows and attractive dividend yields. The Portfolio's emphasis on these sectors impeded its performance during the period because these stocks significantly underperformed growth stocks.

The Portfolio's asset mix is 65 percent equities and 35 percent fixed-income securities. On June 30, 2000, the large-capitalization equity segment was fully invested among 30 common stocks spread across 20 different industry groups.

Since late last year, the Portfolio's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. With this new orientation in mind, we initiated positions in Electronic Data Systems, Quaker Oats and Sears. We believe that this added focus on "bricks and clicks" companies will better enable the Portfolio to participate in the new economy while maintaining a diversified portfolio of high-quality, dividend-paying stocks.

As of June 30, 2000, the Portfolio's fixed-income assets were allocated among mortgage-backed securities (65 percent of fixed-income assets), U.S. treasuries (24 percent), U.S. agency obligations (7 percent) and corporate obligations (3 percent), with the balance in cash equivalents. Over the course of the six-month period under review, the Portfolio's cash reserves were reduced. This action, coupled with some minor rebalancing of the fixed-income portfolio, enabled us to increase our exposure to mortgage-backed securities and U.S. agency obligations.

DEVELOPING GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Developing Growth Portfolio produced a total return of -7.52 percent versus -0.43 percent for the S&P 500 and 3.04 percent for the Russell 2000 Index.(3)

The Portfolio's underperformance relative to its benchmark indexes is attributable to its overweighted position in high technology and Internet issues, which underwent a dramatic sell off in April and May due in part to investors' concerns over the possible effects of an economic slowdown on growth within the technology industry.

------------------------
(3) The Russell 2000 Index is a capitalization-weighted index comprising 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

Since the end of 1999, the Portfolio has increased its weighting in both the biotechnology and medical technology sectors. We have also added select European small-cap stocks to the Portfolio, because of their attractive valuations in Europe relative to their U.S. counterparts.

When selecting stocks for the Portfolio, we look for companies that have a sound business model and are expected to grow earnings by at least 20 percent annually. We will continue to focus on companies with strong management teams and unique products or services, favoring those where insiders have been buying stock. We also seek out strong risk/reward situations, where we believe a company has prospects of better-than-expected earnings or is a misunderstood growth story.

DIVERSIFIED INCOME PORTFOLIO

For the six-month period ended June 30, 2000, the Diversified Income Portfolio produced a total return of 0.20 percent versus 3.22 percent for the Lehman Brothers Intermediate U.S. Government/ Credit Intermediate Bond Index.(4)

GLOBAL SHORT-TERM SECURITIES COMPONENT. Throughout the period under review, the Portfolio's global short-term securities segment continued its strategy of seeking the best-performing markets within its investment-grade mandate while maintaining attractive income and dividend levels. While the global interest-rate environment for securities with longer maturities improved during the period, interest rates for those with shorter maturities generally rose. Consequently, the limited-duration exposure of approximately 1.50 years for this portion of the Portfolio was quite helpful. While this component was largely invested in non-U.S. markets, some of that exposure was currency hedged. About 40 percent of the global component was invested in the British and Swedish markets, which held up considerably better than the core European markets.

U.S. GOVERNMENT/MORTGAGE-BACKED COMPONENT. In an effort to enhance the Portfolio's total return potential, we reduced the Portfolio's U.S. Treasury allocation to 2 percent of the component's assets and increased its mortgage-backed and agency positions to 71 percent and 27 percent, respectively.

LONG-TERM HIGH-YIELD SECURITIES COMPONENT. The past year and a half has been an extremely difficult period for the high-yield market, particularly the B-rated sector, the market's largest area. This

------------------------
(4) The Lehman Brothers Intermediate U.S. Government/Credit Bond Index (formerly the Lehman Brothers Intermediate U.S. Government/Corporate Bond Index) tracks the performance of government and corporate bonds, including U.S. government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

prolonged weakness has caused high-yield bond prices to decline sharply and yields to rise dramatically. Although the high-yield securities component's position in the more defensive, higher-quality end of the market held up relatively well during the turbulent market environment, its long-term core position in the B-rated sector was adversely affected. However, with yields on B-rated issues at 10-year highs and many issues trading at significant discounts to their stated maturity value, we view the B-rated sector as extremely undervalued. In light of our positive long-term outlook, we are maintaining our focus on this large sector of the market, which we consider offers the Portfolio strong long-term total return potential.

From an industry perspective we presently view the telecommunications sector as an excellent investment opportunity, given the overwhelming trend toward providing expanded worldwide telecommunications services, including voice, video and data services, over a combination of hard line and wireless networks. The combination of very strong growth prospects for this area of the economy along with an incentive to form strategic partnerships with other major players provides the fundamental backdrop for higher profitability and future significant credit improvement. Included among the high-yield securities component's current holdings are a number of telecom companies that recently have either announced important strategic partnerships or have raised equity capital to fuel future growth and profits.

DIVIDEND GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Portfolio returned -8.99 percent to shareholders versus -0.43 percent for the S&P 500.

The Portfolio's underperformance relative to the S&P 500 was largely caused by its underexposure to high growth stocks, particularly those in the technology sector. Technology stocks soared to new heights during the first three months of 2000, before giving back much of those gains in April and May. Because most technology stocks generally pay little if any dividends, they do not make up a large portion of the Portfolio. Instead, the Portfolio's screening process has led to its being overweighted in basic materials, capital goods and utilities, which enjoy strong cash flows and attractive dividend yields. The Fund's emphasis on these sectors impeded its performance during the period because these stocks significantly underperformed growth stocks.

Since late last year, the Portfolio's equity component has shifted its emphasis toward traditional companies that have made serious commitments to e-commerce. Portfolio transactions during the period included a reallocation of assets to better reflect the dividend growth discipline. As a result,

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

holdings in 14 companies were liquidated and a position in Electronic Data Systems was initiated. On June 30 the Portfolio was relatively fully invested among 80 common stocks spread across 41 different industry groups.

EMERGING MARKETS PORTFOLIO

For the six-month period ended June 30, 2000, the Emerging Markets Portfolio's total return was -2.62 percent compared to -9.04 percent for the International Finance Corporation (IFCI) Emerging Markets Total Return Index.(5)

Following a strong rally toward the end of 1999, most emerging equity markets experienced a much-anticipated correction during the first quarter of 2000. A short-lived Y2K relief gave way to concerns about higher U.S. interest rates, tighter global liquidity and rapidly decelerating U.S. economic growth -- all of which suggest a weaker global growth outlook for 2001. However, most regions saw a relief rally in June, fueled by signs that U.S. economic growth might be moderating and that the tightening phase of U.S. interest rates could soon come to an end.

Asian stock markets generally experienced a rapid, sharp correction in line with global equity markets early in the year. In the June rally, however, the markets of North Asia, which are more attuned to the U.S. economic cycle, saw a sharper rebound than their Southeast Asian peers. Electronics, hardware and software companies particularly benefited from the rally. Investors were also encouraged by a historic summit between North and South Korea and by a permanent trade agreement between China and the United States. The Southeast Asian markets of Indonesia, the Philippines and Thailand continued to suffer from rising political risk and lack of progress on corporate reform.

Although most Latin American equity markets continued to post modest gains in the first few months of the year, the region was not immune to sharp volatility during April and May. At the same time, portfolio flows to Latin America were hurt by a rebalancing of the MSCI Emerging Markets index, which resulted in a decrease in Latin America's index weighting from about 28 percent to 23 percent to accommodate the index's reinclusion of Malaysia and its greater weighting for Taiwan. On

------------------------
(5) The International Finance Corporation's Emerging Markets Total Return Index
    (IFCI) is designed to measure more precisely the returns foreign portfolio investors might receive from investing in baskets of stocks that were legally and practically available to them in the emerging markets of Latin America, East Asia, South Asia, Europe, the Mideast and Africa. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

the positive side, Latin America's macroeconomic fundamentals are generally showing improvement and political tensions have begun to subside following several high-profile presidential elections in the region.

In the Europe, Middle East and Africa region there was a shift in emphasis during the first half of 2000 toward the central European equity markets and away from Turkey. This group of economies is poised to benefit significantly from the anticipated acceleration of western European growth this year. In South Africa the market has been in a downtrend since the beginning of the year as investors have avoided commodity-related stocks. Investor sentiment was also adversely affected by the prospects for political and economic fallout from troubles in Zimbabwe.

Although the Portfolio benefited from an overweighted position in Asia in the early part of the year, that became a negative influence once the markets corrected in March. However, the Portfolio's move into cash did add value from an asset allocation point of view. Otherwise, most of the value added during the first half of 2000 reflected stock selection, notably in Latin America and Asia.

As of June 30, 2000, the Portfolio's largest holdings were Korea (16.9 percent), Taiwan (16.2 percent), Mexico (10.2 percent), Brazil (9.3 percent), South Africa (7.7 percent), India (6.7 percent), Hong Kong (6.0 percent), and Turkey (6.0 percent). The Portfolio also held smaller positions in Greece, Israel, Poland, Argentina, Chile, Hungary, Russia, China and Venezuela. At the end of the quarter, the Portfolio held a cash position of 2.1 percent.

Most emerging stock markets consolidated during the first half of 2000, driven by concerns about a Fed-induced hard landing scenario in the U.S. Recently released data have raised hopes of a soft landing, and the market has already begun to discount fewer rate hikes going forward. While fundamentals in most emerging markets are showing signs of continued improvement, TCW Investment Management Company (TCW), the Portfolio's sub-advisor, believes that the likely catalyst for a further rebound in equity prices would be confirmation that U.S. interest-rate hikes are largely finished.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

GLOBAL EQUITY PORTFOLIO

For the six-month period ended June 30, 2000, the Global Equity Portfolio produced a total return of 1.97 percent, compared to -2.56 percent for the MSCI World Index.(6) Portfolio performance was favorably affected by overweighted positions in the energy and pharmaceutical sectors.

As of June 30, the Portfolio's assets were allocated as follows: 40.0 percent in the United States (underweighted relative to the MSCI World Index), 36.7 percent in Europe (overweighted), 14.1 percent in Japan (overweighted), 5.24 percent in Asia (overweighted), 0.76 percent in Latin America (overweighted) and 4.0 in other regions.

At the period's end, the Portfolio's top holdings included Oxford Health Plans, TotalFina Elf, Alcatel, Sun Microsystems, Human Genome Sciences and Eli Lilly.

GROWTH PORTFOLIO

For the six-month period ended June 30, 2000, the Growth Portfolio posted a total return of 6.28 percent versus -0.43 percent for the S&P 500.

The Portfolio maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up, fundamental company analysis and an emphasis on gaining an information edge in the sectors and companies in which it invests. The Portfolio's top positions continue to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Pfizer, Microsoft, Intel and Home Depot as well as less well known growth names such as Tyco International and United Technologies.

According to Morgan Stanley Dean Witter Investment Management Inc., the Portfolio's sub-advisor, more than 80 percent of the Fund's outperformance relative to the S&P 500 Index was driven by its stock picking versus its sector allocation. In particular, the Portfolio's strong results were achieved despite its continued relatively neutral posture toward technology versus the index. Stock picking for the Portfolio in technology has proven to be very good, because technology in general accounted for more than 40 percent of the Portfolio's total relative outperformance over the 12-month period. The absence of a large overweighted position in technology helped the Portfolio's relative performance

------------------------
(6) The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) measures the performance for a diverse range of global stock markets within Europe, Australia and the Far East. The index does not include any expenses, fees, charges, or reinvestment of dividends. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

versus many other large-capitalization growth funds toward the end of the fiscal year as many stocks in this group experienced downside volatility. The Portfolio's positions in such old-economy names as Tyco, United Technologies and Pfizer helped sustain its strong performance during this period.

Major contributors to the Portfolio's performance were Cisco Systems, Intel, Tyco International and JDS Uniphase. Major detractors to performance for the period included General Dynamics, Eli Lilly, Pitney Bowes, MCI WorldCom, and Procter & Gamble.

Tyco's continued strong business fundamentals and the excitement regarding its announced value-enhancing subsidiary-IPO, TyCom, the company's undersea fiberoptic cable business, drove the stock's appreciation of 22 percent in the first six months of 2000. This increase more than offset the stock's fourth-quarter decline. The sub-advisor continues to believe in the company's ability to meet or exceed consensus earnings expectations which, coupled with additional value-enhancing strategic moves (such as a potential subsidiary-IPO, M/A-Com, the leading manufacturer of the gallium arsenide semiconductor substrate used in wireless communication devices), is expected to drive additional future performance.

The sub-advisor made a strategic decision to continue to add to its already overweighted position in health care from late in the first quarter. This decision was based on the sub-advisor's belief that the sector's consistent earnings growth will be increasingly valuable to investors as overall S&P 500 earnings growth moderates from its current high levels. This strategy proved prudent, as health care was the Portfolio's second-best-performing sector for the period under review. Large positions in this sector include American Home Products, Pfizer and Johnson & Johnson.

Consumer cyclicals, one of our weakest performing sectors year-to-date, resulted from the downturn of the retail sector during the second quarter. Our investments in Home Depot, down 22 percent, and Costco, down 37 percent, were our largest detractors from performance for the period. Home Depot, the leading home improvement retailer, was among several retail stocks punished by the market despite having no changes in its fundamentals. Although the company met the Wall Street consensus numbers, many sell-side analysts became concerned about a potential earnings shortfall. Issues such as labor and infrastructure expenses growing faster than the company anticipated, as well as rising interest rates, slower housing turnover and the rising cost of gas created pressure in the stock as well as the sector. Further due diligence led the sub-advisor to the conclusion that this was an overreaction to short-term issues; in fact, it viewed this as a buying opportunity.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

MID-CAP EQUITY PORTFOLIO

For the six-month period ended June 30, 2000, the Mid-Cap Equity Portfolio produced a total return of 10.00 percent versus a 8.97 percent increase for the S&P MidCap 400 Index.(7)

During the first half of its fiscal year, the Portfolio's sector weightings shifted gradually, mostly from the capital appreciation of some of its major holdings. The largest weighting in the portfolio remains technology at 36.4 percent, followed by services, with a 28.8 percent weighting. The weighting in health care rose in the month to 11.3 percent, followed by consumer at 10.7 percent. In June we made several adjustments to the Portfolio. We built positions in Affymetrix and Akamai Technologies. In keeping with its strict sell disciplines, the Portfolio sold our position in DoubleClick, because of negative changes in our outlook for its fundamentals.

According to TCW Investment Management Company (TCW), the Portfolio's sub-advisor, one benefit of the difficult market environment is that some of the very best companies it seeks to own in the Portfolio currently sell at attractive valuations. Furthermore, some of the most promising newly public companies now stay within the Portfolio's market-cap range long enough for the Portfolio to be able to buy a meaningful amount of their stock. Finally, TCW is taking advantage of the current difficult environment to seek to upgrade the quality of the stocks in the Portfolio, selling issues where TCW's level of conviction is not as high as it once was and replacing them with what the sub-advisor believes to be the very best names in a particular sector.

MONEY MARKET PORTFOLIO

As of June 30, 2000, the Money Market Portfolio had assets in excess of $120 million, down 5.11 percent from one year earlier. The Portfolio's average life was 52 days and its net investment income for the six-month fiscal period ended June 30, 2000, was 2.80 percent, while its 30-day moving average yield for June was 5.87 percent.

On June 30, 2000, approximately 74 percent of the Portfolio's assets were invested in high-quality commercial paper, 19 percent in federal agency obligations and the remaining 7 percent in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks.

------------------------
(7) The S&P Midcap 400 Index is a market-value-weighted index the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

At the end of the period under review, approximately 91 percent of the Portfolio's holdings were due to mature in less than four months. Consequently, the Portfolio is well positioned for stability of value with a very high degree of liquidity. We attempt to operate the Portfolio in a conservative style without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. As always, the Portfolio serves as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

For the six-month period ended June 30, 2000, the North American Government Securities Portfolio produced a total return of 2.67 percent versus 3.15 percent for the Lehman Brothers Short (1 - 5 Years) U.S. Government Index.(8)

As of June 30, 2000, 100 percent of the Portfolio's assets was invested in the United States. The Portfolio's sub-advisor, TCW Investment Management Company
(TCW), continues to emphasize high-quality mortgage-backed securities, including various types of AAA-rated collateralized mortgage obligations (CMOs), pass-through securities and adjustable-rate mortgages (ARMs). The Portfolio is currently on the sidelines with respect to investing in both the Mexican and Canadian markets. TCW continues to monitor those sectors for investment opportunities that it believes are attractive relative to those in the United States.

Over the last six months, the financial markets focused on the presidential elections in Mexico and the slowdown in the U.S. economy. The Mexican government continues to pursue stability in its fiscal and monetary policies. The peso weakened at the beginning of the year but rebounded higher by June. Rising oil prices have continued to benefit the Mexican economy this year.

In the U.S., rates at the short end of the curve rose on news of economic strength, while rates at the long end fell as the government began purchasing long Treasuries to reduce its outstanding debt. As a result, the yield curve inverted, causing volatility to increase and spreads to widen. The bond market eventually rallied in June as the long-awaited evidence of an economic slowdown emerged. The mortgage sector was one of the best-performing fixed-income sectors in the first six months of 2000, even though a political debate about the government's support of FHLMC and FNMA caused spreads to widen temporarily.

------------------------
(8) The Lehman Brothers Short (1-5) U.S. Government index measures the performance of all U.S. government agency and U.S. Treasury securities with maturities of one to five years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

While much of the recent data on the U.S. economy have been favorable for the bond market, they are far from conclusive. Soaring energy costs over the past few weeks increase the likelihood of an increase in inflationary measures in the near future. Our outlook for the mortgage sector remains favorable, as yields and spreads are still well above historic norms. We continue to emphasize call protection and well-structured securities.

UTILITIES PORTFOLIO

For the six-month period ended June 30, 2000, the Utilities Portfolio produced a total return of 3.44 percent versus -0.43 percent for the S&P 500 Index. The Portfolio's outperformance relative to the broad market was attributable primarily to solid performance within its electric power and natural gas holdings. Select holdings within the Portfolio's telecommunications allocation also contributed to its overall performance.

During the six-month period under review, the telecommunications sector continued to benefit from positive global demand. Growth was particularly robust within the wireless and broadband communications subsectors, which benefited from accelerated demand for connectivity. The telecommunications infrastructure sector, which experienced healthy order flow during the period, remains one of the fastest growing industries worldwide. Within the electric power sector, share prices appreciated sharply as companies within the sector benefited from their defensive appeal, attractive relative valuations and strong financial results. This sector's positive financial performance was driven by excellent results associated with new-economy growth businesses in addition to surging electric power usage. The natural gas sector remained fundamentally strong and continued to benefit from robust profitability, favorable supply/demand dynamics and a firm pricing environment. The sector's performance was further bolstered by strong growth in diversified operations, which provided a nice complement to the core business's results.

On June 30, 2000, 92 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within this equity component, 60 percent was allocated to telecommunications, 28 percent to electric power and 12 percent to energy. Adding a further degree of diversification to the Portfolio was its international holdings (13 percent of its net assets), which focused on telecommunications infrastructure growth. The Portfolio's high-quality fixed-income allocation accounted for 4 percent of net assets with the remaining 4 percent held in cash and cash equivalents.

During the second half of 2000, we currently anticipate modestly increasing the Portfolio's international component while maintaining a healthy balance between the telecommunications,

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

electric power and natural gas industries. Broad diversification among the various utility industries and their subsectors remains an important component of the Portfolio's overall investment strategy. We believe that the Portfolio remains well positioned as it pursues its objective of seeking both capital appreciation and current income.

VALUE-ADDED MARKET PORTFOLIO

For the six-month period ended June 30, 2000, the Value-Added Market Portfolio produced a total return of -0.59 percent, compared to -0.43 percent for the S&P 500.

The Portfolio invests in substantially all the stocks included in the Standard & Poor's 500 Index. Unlike the index, the Portfolio equally weights all stock positions, thereby emphasizing the stocks of smaller- to medium-capitalized companies, which have historically outperformed larger-capitalization companies. In addition, the Fund is overrepresented in the cyclical and utilities sectors and underrepresented in the health care and technology sectors, relative to the capitalization-weighted S&P 500 as a result of the Portfolio's strategy.

We believe that the health of the domestic economy will largely determine how the equity market will perform in the months to come. With recent economic data indicating that the Fed's interest-rate hikes have begun to slow the economy, there is a growing consensus that the Fed may discontinue its tightening strategy. If investors continue to remain focused on company fundamentals and the overall economic outlook, it is reasonable to believe they will recognize undervalued sectors of the market, such as cyclical and basic materials stocks. Such a scenario would likely bode well for the equally weighted strategy employed by the Portfolio.

LOOKING AHEAD

As we enter the second half of its fiscal year, many consumer, industrial and monetary indicators are signaling that the U.S. economy has begun to slow. In addition, many important measures of inflation have begun to reverse, suggesting that the Fed appears to have successfully engineered a soft landing. We caution, however, that the Fed has expressed concern about consumer wealth and rising prices. As such, we anticipate that the central bank will continue to focus on inflation and may increase short-term rates if it feels that the economic momentum is not slowing sufficiently.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 2000, CONTINUED

We appreciate your ongoing support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
CHARLES A. FIUMEFREDDO                   MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                    PRESIDENT

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FUND PERFORMANCE JUNE 30, 2000

________________________AVERAGE ANNUAL TOTAL RETURNS (1)________________________

                                                    DATE OF      SINCE
                              1 YEAR    5 YEARS    INCEPTION   INCEPTION
                             --------   --------   ---------   ---------
  Money Market                  5.36%     5.21%     11/9/94       5.31%

  North American Government
   Securities                   4.52      4.82      11/9/94       4.90

  Diversified Income           (0.92)     4.87      11/9/94       4.92

  Balanced Growth             (10.71)     9.88      11/9/94      11.36

  Utilities                    29.90     23.62      11/9/94      22.99

  Dividend Growth             (18.90)    14.74      11/9/94      16.87

  Value-Added Market           (2.51)    15.34      11/9/94      16.31

  Growth                       28.48     22.07      11/9/94      20.80

  American Opportunities       35.12     29.06      11/9/94      29.06

  Mid-Cap Equity               85.27        --      1/21/97      31.83

  Global Equity                25.36     15.16      11/9/94      14.65

  Developing Growth            46.99     24.83      11/9/94      26.90

  Emerging Markets             30.41      8.66      11/9/94       7.60

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 -----------------
  (1) Figures shown assume reinvestment of all distributions for the underlying fund based on net asset value (NAV). They do not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (74.0%)
           BANKING (8.3%)
 $ 1,785   Citicorp...............................         6.60%                  07/25/00            $  1,777,217
   2,000   Morgan (J.P.) & Co. Inc................         6.75                   08/22/00               1,980,818
   2,310   State Street Corp......................         6.19                   07/17/00               2,303,758
   3,890   Wachovia Corp..........................         6.09               07/10/00-07/12/00          3,883,749
                                                                                                      ------------
                                                                                                         9,945,542
                                                                                                      ------------
           DIVERSIFIED FINANCIAL SERVICES (9.8%)
   5,825   Associates First Capital Corp..........       6.16-6.70            07/07/00-09/11/00          5,788,969
   6,075   General Electric Capital Corp..........       6.13-7.13            07/11/00-01/16/01          5,988,795
                                                                                                      ------------
                                                                                                        11,777,764
                                                                                                      ------------
           DIVERSIFIED MANUFACTURING (2.8%)
   3,440   Honeywell International................         6.63                   08/18/00               3,409,948
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (9.2%)
   2,200   American Honda Finance Corp............         6.68                   08/01/00               2,187,497
   1,500   BMW U.S. Capital Corp..................         6.63                   08/08/00               1,489,597
   5,565   DaimlerChrysler North America Holding
             Corp.................................       6.23-6.68            07/24/00-07/28/00          5,539,586
   1,800   Ford Motor Credit Co...................         6.61                   07/21/00               1,793,470
                                                                                                      ------------
                                                                                                        11,010,150
                                                                                                      ------------
           FINANCE - CONSUMER (7.4%)
   4,065   American Express Credit Corp...........       6.66-6.79            07/03/00-08/11/00          4,049,189
   4,850   New Center Asset Trust.................       6.13-6.14            07/14/00-07/19/00          4,837,245
                                                                                                      ------------
                                                                                                         8,886,434
                                                                                                      ------------
           FINANCE - CORPORATE (8.2%)
   5,930   CIT Group Inc..........................       6.08-6.79            07/05/00-09/01/00          5,891,028
   3,975   Ciesco, L.P............................       6.55-6.58            07/10/00-07/20/00          3,964,650
                                                                                                      ------------
                                                                                                         9,855,678
                                                                                                      ------------
           FOOD & BEVERAGES (0.9%)
   1,100   Heinz (H.J.) Co........................         6.64                   07/21/00               1,095,966
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           INTERNATIONAL BANKS (13.2%)
 $ 3,135   Cregem North America Inc...............         6.70%                  09/07/00            $  3,095,976
   2,000   Deutsche Bank Financial Inc............         6.64                   08/08/00               1,986,151
   2,910   KFW International Finance Inc..........       6.66-6.69            09/07/00-09/27/00          2,867,457
   2,085   Societe Generale N.A. Inc..............         6.57                   07/05/00               2,083,487
   5,898   UBS Finance (Del) LLC..................       6.71-6.96            07/03/00-09/05/00          5,867,501
                                                                                                      ------------
                                                                                                        15,900,572
                                                                                                      ------------
           INVESTMENT BANKER/BROKERS/SERVICES (3.2%)
   3,850   Goldman Sachs Group Inc................       6.64-6.78            08/11/00-08/23/00          3,815,717
                                                                                                      ------------
           MAJOR CHEMICALS (1.1%)
   1,300   Dupont (E.I.) De Nemours & Co..........         6.21                   07/07/00               1,298,674
                                                                                                      ------------
           MAJOR PHARMACEUTICALS (5.2%)
   6,300   Schering Corp..........................       6.16-6.34            07/26/00-08/29/00          6,255,472
                                                                                                      ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.7%)
   3,310   AT & T Corp............................       6.56-6.69            07/11/00-08/02/00          3,297,452
                                                                                                      ------------
           UTILITIES (2.0%)
   2,395   National Rural
             Utilities Cooperative
             Finance Corp.........................         6.75                   08/24/00               2,371,182
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $88,920,551).............................................................    88,920,551
                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (3.2%)
   1,800   Citibank. N.A..........................         6.61                   10/03/00               1,800,000
   2,000   First Union National Bank..............         6.52                   07/12/00               2,000,000
                                                                                                      ------------

           TOTAL CERTIFICATE OF DEPOSIT
           (AMORTIZED COST $3,800,000)..............................................................     3,800,000
                                                                                                      ------------

           SHORT-TERM BANK NOTE (4.2%)
   5,000   Bank of America, N.A. (AMORTIZED COST
             $5,000,000)..........................       6.60-6.82            07/18/00-09/05/00          5,000,000
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (18.9%)
 $ 6,554   Federal Home Loan Mortgage Corp........      5.80-6.13%            07/06/00-08/17/00       $  6,535,634
  16,645   Federal National Mortgage Assoc........       5.84-7.18            08/03/00-05/18/01         16,187,620
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $22,723,254).............................................................    22,723,254
                                                                                                      ------------

TOTAL INVESTMENTS
(AMORTIZED COST $120,443,805) (a).........................................................  100.3%    120,443,805

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.3)       (380,840)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 120,062,965
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                                     COUPON  MATURITY
THOUSANDS                                                                                      RATE     DATE      VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS (17.8%)
           U.S. Treasury Note
 $  500    .................................................................................   5.375% 06/30/03  $  486,935
    500    .................................................................................   5.625  12/31/02     491,345
    500    .................................................................................   5.875  10/31/01     496,135
                                                                                                                ----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $1,514,746).......................................................................   1,474,415
                                                                                                                ----------

           MORTGAGE-BACKED SECURITIES (44.0%)
           Federal Home Loan Mortgage Corp.
     68    .................................................................................   7.50   06/01/11      68,138
    224    .................................................................................   7.419  04/01/26     226,695
           Federal Home Loan Mortgage Corp. PC Gold
     28    .................................................................................   5.50   11/01/00      26,299
      1    .................................................................................   7.00   07/01/00         633
    170    .................................................................................   7.00   09/01/17     164,892
    325    .................................................................................   7.00   02/01/28     314,626
     35    .................................................................................   7.50   05/01/11      35,055
     54    .................................................................................   7.50   08/01/11      53,807
           Federal National Mortgage Assoc.
     18    .................................................................................   6.00   09/01/00      18,223
     27    .................................................................................   6.50   07/01/02      25,726
      4    .................................................................................   6.795  09/01/26       3,889
      6    .................................................................................   6.95   07/01/24       6,501
     25    .................................................................................   7.00   06/01/02      24,811
     48    .................................................................................   7.00   01/01/03      46,836
    553    .................................................................................   7.00   07/01/03     547,514
    449    .................................................................................   7.185  12/01/27     447,729
    650    .................................................................................   7.479  11/01/25     663,593
     85    .................................................................................   7.544  12/01/26      86,488
     60    .................................................................................   7.75   01/01/22      60,378
     73    .................................................................................   7.942  03/01/27      74,166
      5    .................................................................................   8.475  05/01/27       5,566
      4    .................................................................................   8.60   04/01/27       4,430
           Government National Mortgage Assoc. II
     28    .................................................................................   6.375  06/20/25      27,712
     22    .................................................................................   6.375  05/20/26      22,245
    108    .................................................................................   6.75   07/20/27     108,656
    107    .................................................................................   6.75   08/20/27     107,323
     61    .................................................................................   7.375  02/20/23      61,738
     24    .................................................................................   7.375  01/20/26      24,452
    384    .................................................................................   7.50   12/20/28     379,179
                                                                                                                ----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $3,701,659).......................................................................   3,637,300
                                                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON  MATURITY
THOUSANDS                                                                                     RATE     DATE      VALUE
--------------------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (37.2%)
           U.S. GOVERNMENT AGENCIES (a) (33.3%)
 $1,000    Federal Agricultural Mortgage Corp...............................................   6.39%  07/13/00  $  997,870
    700    Federal Farm Credit Bank.........................................................   6.35   07/14/00     698,391
           Federal Home Loan Banks
    400    .................................................................................   6.35   07/05/00     399,718
    350    .................................................................................   6.41   07/05/00     349,750
    300    Federal Home Loan Mortgage Corp..................................................   6.40   07/13/00     299,360
                                                                                                                ----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $2,745,089)........................................................................   2,745,089
                                                                                                                ----------

           REPURCHASE AGREEMENT (3.9%)
    326    The Bank of New York (dated 06/30/00; proceeds $325,761) (b)
             (IDENTIFIED COST $325,572).....................................................   7.00   07/03/00     325,572
                                                                                                                ----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,070,661).......................................................................   3,070,661
                                                                                                                ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $8,287,066) (c)............................................................   99.0%    8,182,376

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    1.0        78,571
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 8,260,947
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $324,266 Federal Home Loan Banks 6.75% due 02/01/02 valued at $332,089.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $475 and the aggregate gross unrealized depreciation is $105,165, resulting in net unrealized depreciation of $104,690.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            GOVERNMENT & CORPORATE BONDS (87.9%)
            FOREIGN (23.0%)
            AUSTRALIA (0.0%)
            CABLE TELEVISION
$     1,300 Australis Holdings Property Ltd. (a)........................  15.00++%          11/01/02           $    13,000
         3  Australis Media Ltd. (a)....................................  15.75            05/15/03                     33
                                                                                                               -----------

            TOTAL AUSTRALIA..................................................................................       13,033
                                                                                                               -----------

            BERMUDA (0.2%)
            OTHER TELECOMMUNICATIONS
       200  Globenet Comm Group Ltd.....................................  13.00            07/15/07                203,000
                                                                                                               -----------

            CANADA (1.6%)
            BEVERAGES - NON-ALCOHOLIC (0.5%)
       500  Sparkling Spring Water......................................  11.50            11/15/07                400,000
                                                                                                               -----------
            CONSUMER/BUSINESS SERVICES (0.2%)
       200  MDC Communication Corp......................................  10.50            12/01/06                192,000
                                                                                                               -----------
            CONSUMER ELECTRONICS/APPLIANCES (0.0%)
       750  International Semi-Tech Microelectronics, Inc. (a)..........  11.50++          08/15/03                  7,500
                                                                                                               -----------
            FOREIGN GOVERNMENT OBLIGATION (0.7%)
 CAD   850  Government of Canada (b)....................................   5.50            09/01/02                568,197
                                                                                                               -----------
            OTHER TELECOMMUNICATIONS (0.2%)
$      200  Worldwide Fiber Inc.........................................  12.00            08/01/09                190,000
                                                                                                               -----------

            TOTAL CANADA.....................................................................................    1,357,697
                                                                                                               -----------

            DENMARK (4.6%)
            FOREIGN GOVERNMENT OBLIGATIONS
DKK 10,000  Kingdom of Denmark (b)......................................   8.00            11/15/01              1,311,666
    18,000  Kingdom of Denmark (b)......................................   9.00            11/15/00              2,327,846
                                                                                                               -----------

            TOTAL DENMARK....................................................................................    3,639,512
                                                                                                               -----------

            FINLAND (1.8%)
            FOREIGN GOVERNMENT OBLIGATION
 GBP   900  Republic of Finland (b).....................................   8.00            04/07/03              1,411,589
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            NETHERLANDS (6.7%)
            FOREIGN GOVERNMENT OBLIGATIONS (6.4%)
 EUR 1,500  Netherlands
              Government Bond...........................................   8.50%           03/15/01            $ 1,465,672
     2,250  Netherlands
              Government Bond (b).......................................   5.75            09/15/02              2,178,752
 GBP   900  BK Nederlandse
              Gemeenten (b).............................................   7.00            12/20/02              1,373,436
                                                                                                               -----------
                                                                                                                 5,017,860
                                                                                                               -----------
            OTHER TELECOMMUNICATIONS (0.3%)
$      200  Versatel Telecom International NV...........................  13.25            05/15/08                204,000
                                                                                                               -----------

            TOTAL NETHERLANDS................................................................................    5,221,860
                                                                                                               -----------

            NORWAY (1.9%)
            CONTRACT DRILLING (0.1%)
       125  Northern Offshore ASA.......................................  10.00            05/15/05                 79,375
                                                                                                               -----------
            FOREIGN GOVERNMENT OBLIGATION (1.8%)
NOK 11,430  Norway Government
              Bond (b)..................................................   9.50            10/31/02              1,398,374
                                                                                                               -----------

            TOTAL NORWAY.....................................................................................    1,477,749
                                                                                                               -----------

            SWEDEN (2.2%)
            FOREIGN GOVERNMENT OBLIGATION
SEK 15,000  Swedish Government
              Bond (b)..................................................   5.50            04/12/02              1,717,892
                                                                                                               -----------

            UNITED KINGDOM (4.0%)
            CELLULAR TELEPHONE (0.3%)
$      600  Dolphin Telecom PLC.........................................  14.00++          05/15/09                210,000
                                                                                                               -----------
            FOREIGN GOVERNMENT OBLIGATION (2.5%)
GBP  1,300  U.K. Treasury Bond (b)......................................   7.00            06/07/02              2,004,304
                                                                                                               -----------
            INTERNATIONAL BANKS (0.8%)
       400  Abbey National Treasury Service (b).........................   7.125           03/14/01                608,533
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            OTHER TELECOMMUNICATIONS (0.4%)
$      200  Esprit Telecom Group PLC....................................  10.875%          06/15/08            $   152,000
       200  Esprit Telecom Group PLC....................................  11.50            12/15/07                156,000
                                                                                                               -----------
                                                                                                                   308,000
                                                                                                               -----------

            TOTAL UNITED KINGDOM.............................................................................    3,130,837
                                                                                                               -----------

            TOTAL FOREIGN
            (IDENTIFIED COST $20,731,713)....................................................................   18,173,169
                                                                                                               -----------

            UNITED STATES (64.9%)
            CORPORATE BONDS (29.9%)
            ADVERTISING (0.3%)
       300  Interep National Radio
              Sales Inc.................................................  10.00            07/01/08                270,000
                                                                                                               -----------
            AEROSPACE (0.3%)
       300  Sabreliner Corp. - 144A*....................................  11.00            06/15/08                248,250
                                                                                                               -----------
            BROADCAST/MEDIA (0.4%)
       400  Tri-State Outdoor Media Group, Inc..........................  11.00            05/15/08                380,000
                                                                                                               -----------
            BROADCASTING (0.2%)
       200  XM Satellite Radio Holdings Inc. (Units)++ (Class A) -
              144A*.....................................................  14.00            03/15/10                177,000
                                                                                                               -----------
            CABLE TELEVISION (1.4%)
       300  Knology Holdings Inc........................................  11.875++          10/15/07               162,000
       400  Optel, Inc. (a) (c).........................................  13.00            02/15/05                240,000
     1,000  Optel, Inc. (Series B) (a) (c)..............................  11.50            07/01/08                600,000
                                                                                                               -----------
                                                                                                                 1,002,000
                                                                                                               -----------
            CASINO/GAMBLING (1.5%)
     1,200  Aladdin Gaming Holdings/Capital Corp. LLC (Series B)........  13.50++          03/01/10                702,000
       850  Fitzgeralds Gaming Corp. (Series B) (c).....................  12.25            12/15/04                450,500
                                                                                                               -----------
                                                                                                                 1,152,500
                                                                                                               -----------
            CELLULAR TELEPHONE (1.8%)
       200  Dobson/Sygnet Communications................................  12.25            12/15/08                213,500
       500  McCaw International Ltd.....................................  13.00++          04/15/07                384,415
       300  Nextel Communications, Inc..................................  10.65++          09/15/07                235,500
       300  Tritel PCS Inc..............................................  12.75++          05/15/09                198,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
$      500  Triton Communications LLC...................................  11.00++%          05/01/08           $   365,000
                                                                                                               -----------
                                                                                                                 1,396,415
                                                                                                               -----------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.2%)
       200  J.B. Poindexter & Co., Inc..................................  12.50            05/15/04                189,000
                                                                                                               -----------
            CONSUMER/BUSINESS SERVICES (0.9%)
       200  Anacomp, Inc. (Series B)....................................  10.875           04/01/04                128,500
       500  Comforce Operating, Inc.....................................  12.00            12/01/07                270,000
       300  Muzak LLC...................................................   9.875           03/15/09                274,500
                                                                                                               -----------
                                                                                                                   673,000
                                                                                                               -----------
            CONSUMER ELECTRONICS/APPLIANCES (0.4%)
       310  Windmere-Durable Holdings, Inc..............................  10.00            07/31/08                303,800
                                                                                                               -----------
            CONSUMER SPECIALTIES (0.7%)
       700  Samsonite Corp..............................................  10.75            06/15/08                582,750
                                                                                                               -----------
            CONTAINERS/PACKAGING (1.1%)
       325  Berry Plastics Corp.........................................  12.25            04/15/04                305,500
       735  Envirodyne Industries, Inc..................................  10.25            12/01/01                422,625
       150  Impac Group Inc. (Series B).................................  10.125           03/15/08                162,750
                                                                                                               -----------
                                                                                                                   890,875
                                                                                                               -----------
            DIVERSIFIED ELECTRONIC PRODUCTS (0.3%)
       300  High Voltage Engineering, Inc...............................  10.75            08/15/04                214,500
                                                                                                               -----------
            DIVERSIFIED FINANCIAL SERVICES (1.5%)
 GBP   800  General Electric Capital Corp. (b)..........................   6.625           03/16/01              1,212,083
                                                                                                               -----------
            DIVERSIFIED MANUFACTURING (0.8%)
$      300  Eagle-Picher Industries, Inc................................   9.375           03/01/08                253,500
       200  Jordan Industries, Inc......................................  10.375           08/01/07                186,000
       325  Jordan Industries, Inc. (Series B)..........................  11.75++          04/01/09                208,000
                                                                                                               -----------
                                                                                                                   647,500
                                                                                                               -----------
            DRUGSTORE CHAINS (0.2%)
       300  Rite Aid Corp...............................................   7.70            02/15/27                135,000
                                                                                                               -----------
            E.D.P. SERVICES (0.2%)
       200  Globix Corp.................................................  12.50            02/01/10                165,000
                                                                                                               -----------
            ELECTRONIC DISTRIBUTORS (0.0%)
       400  CHS Electronics, Inc. (a) (c)...............................   9.875           04/15/05                  8,000
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            ENVIRONMENTAL SERVICES (0.4%)
$      350  Allied Waste North America, Inc.............................  10.00%           08/01/09            $   292,250
                                                                                                               -----------
            FOOD CHAINS (0.6%)
       250  Big V Supermarkets, Inc. (Series B).........................  11.00            02/15/04                200,000
       500  Pueblo Xtra International, Inc. (Series C)..................   9.50            08/01/03                245,000
                                                                                                               -----------
                                                                                                                   445,000
                                                                                                               -----------
            FOOD DISTRIBUTORS (0.6%)
       300  Fleming Companies, Inc. (Series B)..........................  10.625           07/31/07                252,000
       200  Volume Services of
              America Inc...............................................  11.25            03/01/09                183,000
                                                                                                               -----------
                                                                                                                   435,000
                                                                                                               -----------
            HOTELS/RESORTS (0.5%)
       300  Epic Resorts LLC (Series B).................................  13.00            06/15/05                180,000
       299  Resort At Summerlin (Series B)..............................  13.00            12/15/07                194,522
                                                                                                               -----------
                                                                                                                   374,522
                                                                                                               -----------
            INDUSTRIAL SPECIALTIES (1.0%)
       200  Cabot Safety Corp...........................................  12.50            07/15/05                200,000
       200  Indesco International Inc...................................   9.75            04/15/08                 74,000
       350  International Wire Group, Inc. (Series B)...................  11.75            06/01/05                351,750
       250  Outsourcing Services Group, Inc. (Series B).................  10.875           03/01/06                200,000
                                                                                                               -----------
                                                                                                                   825,750
                                                                                                               -----------
            INTERNET SERVICES (0.2%)
       200  PSINet Inc..................................................  11.00            08/01/09                187,000
                                                                                                               -----------
            MEDICAL SPECIALTIES (0.5%)
       600  Mediq Inc./PRN Life Support Services Inc. (c)...............  11.00            06/01/08                 60,000
       600  Universal Hospital Services, Inc............................  10.25            03/01/08                342,000
                                                                                                               -----------
                                                                                                                   402,000
                                                                                                               -----------
            MEDICAL/NURSING SERVICES (0.4%)
       500  Pediatric Services of America, Inc. (Series A)..............  10.00            04/15/08                330,000
                                                                                                               -----------
            MILITARY/GOV'T/TECHNICAL (0.2%)
       200  Loral Space & Communications Ltd............................   9.50            01/15/06                146,500
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
            MOVIES/ENTERTAINMENT (0.1%)
$      200  Regal Cinemas, Inc..........................................   9.50%           06/01/08            $    48,000
                                                                                                               -----------
            OFFICE EQUIPMENT/SUPPLIES (0.6%)
       700  Mosler, Inc.................................................  11.00            04/15/03                441,000
                                                                                                               -----------
            OIL REFINING/MARKETING (0.0%)
       500  Transamerican
              Refining Corp. (a) (c)....................................  16.00            06/30/03                  6,250
                                                                                                               -----------
            OTHER TELECOMMUNICATIONS (3.8%)
       600  Birch Telecom Inc...........................................  14.00            06/15/08                582,000
       300  DTI Holdings Inc. (Series B)................................  12.50++          03/01/08                129,000
     1,700  Firstworld Communications, Inc..............................  13.00++          04/15/08                799,000
       300  Pac-West Telecomm Inc. (Series B)...........................  13.50            02/01/09                303,000
       300  Primus Telecommunications Group, Inc........................  11.75            08/01/04                240,000
       300  Primus Telecommunications Group, Inc........................   9.875           05/15/08                225,000
       300  Viatel Inc..................................................  11.25            04/15/08                225,000
       600  World Access, Inc. (d)......................................  13.25            01/15/08                510,000
                                                                                                               -----------
                                                                                                                 3,013,000
                                                                                                               -----------
            PRINTING/FORMS (0.0%)
       300  Premier Graphics Inc. (c)...................................  11.50            12/01/05                 21,000
                                                                                                               -----------
            RESTAURANTS (0.5%)
       550  FRD Acquisition Corp. (Series B)............................  12.50            07/15/04                198,000
       200  Friendly Ice Cream Corp.....................................  10.50            12/01/07                160,000
                                                                                                               -----------
                                                                                                                   358,000
                                                                                                               -----------
            RETAIL - SPECIALTY (0.6%)
       200  Pantry, Inc.................................................  10.25            10/15/07                189,500
       300  Petro Stopping Centers L.P..................................  10.50            02/01/07                265,500
                                                                                                               -----------
                                                                                                                   455,000
                                                                                                               -----------
            SPECIALTY FOODS/CANDY (0.3%)
     1,839  SFAC New Holdings Inc. (d)..................................  13.00++          06/15/09                257,471
                                                                                                               -----------
            TELECOMMUNICATIONS (4.0%)
       200  CapRock Communications Corp.................................  11.50            05/01/09                180,000
       200  CapRock Communications Corp. (Series B).....................  12.00            07/15/08                184,000
       400  Covad Communications Group, Inc.............................  12.50            02/15/09                340,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
$      600  e. Spire Communications, Inc................................  13.75%           07/15/07            $   330,000
       300  Focal Communications Corp. (Series B).......................  12.125++          02/15/08               201,000
       250  GST Equipment Funding, Inc. (a).............................  13.25            05/01/07                142,500
       200  Hyperion Telecommunication, Inc. (Series B).................  12.25            09/01/04                208,000
       400  In-Flight Phone Corp. (Series B) (a) (c)....................  14.00            05/15/02                 36,000
       200  Level 3 Communications, Inc.................................   9.125           05/01/08                179,500
       200  MGC Communications Inc. - 144A*.............................  13.00            04/01/10                188,000
       150  NextLink
              Communications LLC........................................  12.50            04/15/06                157,500
       250  NextLink
              Communications LLC........................................  10.75            06/01/09                246,875
       500  Rhythms Netconnections, Inc.................................  12.75            04/15/09                350,000
       200  Startec Global Communications Corp..........................  12.00            05/15/08                160,000
       300  Talton Holdings, Inc. (Series B)............................  11.00            06/30/07                255,000
                                                                                                               -----------
                                                                                                                 3,158,375
                                                                                                               -----------
            WIRELESS COMMUNICATIONS (3.4%)
     1,000  Advanced Radio Telecom Corp.................................  14.00            02/15/07                880,000
       100  Arch Escrow Corp............................................  13.75            04/15/08                 82,000
     1,800  CellNet Data Systems, Inc...................................  14.00++          10/01/07                126,000
       150  Globalstar LP/Capital Corp..................................  11.50            06/01/05                 43,125
       300  Orbcomm Global
              LP/Capital Corp...........................................  14.00            08/15/04                234,000
       300  Paging Network, Inc. (c)....................................  10.125           08/01/07                126,000
     1,050  Paging Network, Inc. (c)....................................  10.00            10/15/08                441,000
       400  USA Mobile Communications Holdings, Inc.....................  14.00            11/01/04                336,000
       200  Winstar Communications, Inc. - 144A*........................  14.75++          04/15/10                 95,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
$      350  Winstar Communications, Inc. - 144A*........................  12.75%           04/15/10            $   337,750
                                                                                                               -----------
                                                                                                                 2,700,875
                                                                                                               -----------

            TOTAL CORPORATE BONDS
            (IDENTIFIED COST $30,916,139)....................................................................   23,544,666
                                                                                                               -----------

            MORTGAGE-BACKED SECURITIES (25.0%)
       362  Federal Home Loan Mortgage Corp. (0.5%).....................   7.00            06/01/04                355,709
                                                                                                               -----------
            Federal National Mortgage Assoc. (8.0%)
     2,478    ..........................................................   6.00        02/01/11-01/01/29         2,285,602
     2,121    ..........................................................   6.50        04/01/12-06/01/28         2,012,880
     1,942    ..........................................................   7.00        07/01/25-05/01/27         1,874,067
       162    ..........................................................   8.00            07/01/26                162,597
                                                                                                               -----------
                                                                                                                 6,335,146
                                                                                                               -----------
            Government National Mortgage Assoc. (16.5%)
     4,725    ..........................................................   6.00        05/15/28-12/15/28         4,351,837
     5,560    ..........................................................   6.50        01/15/24-05/15/29         5,270,775
     1,512    ..........................................................   7.00        09/15/22-06/15/29         1,470,075
     1,576    ..........................................................   7.50        02/15/26-08/15/29         1,564,353
       400    ..........................................................   8.00        02/15/26-06/15/26           403,853
                                                                                                               -----------
                                                                                                                13,060,893
                                                                                                               -----------

            TOTAL MORTGAGE-BACKED SECURITIES
            (IDENTIFIED COST $20,549,100)....................................................................   19,751,748
                                                                                                               -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.0%)
       500  Federal Home Loan
              Banks (0.6%)..............................................   5.53            01/15/03                483,425
                                                                                                               -----------
              Federal National Mortgage Assoc. (b) (2.5%)
       500    ..........................................................   5.60            02/02/01                496,255
GBP  1,000    ..........................................................   6.875           06/07/02              1,526,524
                                                                                                               -----------
                                                                                                                 2,022,779
                                                                                                               -----------
$    6,000  Resolution Funding Corp. (5.0%).............................   0.00        01/15/05-10/15/07         3,915,970
                                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON           MATURITY
THOUSANDS                                                                  RATE              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
$    1,000  Tennessee Valley Authority (1.3%)...........................   0.00%           07/15/00            $   997,760
                                                                                                               -----------
       500  U.S. Treasury Notes (0.6%)..................................   6.25            08/31/02                498,470
                                                                                                               -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (IDENTIFIED COST $8,048,648).....................................................................    7,918,404
                                                                                                               -----------

            TOTAL UNITED STATES
            (IDENTIFIED COST $59,513,887)....................................................................   51,214,818
                                                                                                               -----------

            TOTAL GOVERNMENT & CORPORATE BONDS
            (IDENTIFIED COST $80,245,600)....................................................................   69,387,987
                                                                                                               -----------

NUMBER OF
  SHARES
----------
            COMMON STOCKS (e) (0.2%)
            CASINO/GAMBLING (0.0%)
       787  Fitzgerald Gaming Corp. (Class D)*.....................................................            1
                                                                                                     -----------
            CLOTHING/SHOE/ACCESSORY SHOES (0.0%)
    50,166  County Seat Stores, Inc. (d)...........................................................          451
                                                                                                     -----------
            MEDICAL/NURSING SERVICES (0.0%)
    34,888  Raintree Healthcare Corp. (d)..........................................................          314
                                                                                                     -----------
            OTHER TELECOMMUNICATIONS (0.2%)
     2,666  Versatel Telecom International NV (Netherlands) (d)....................................      114,971
     1,885  World Access, Inc. (d).................................................................       20,735
                                                                                                     -----------
                                                                                                         135,706
                                                                                                     -----------
            SPECIALTY FOODS/CANDY (0.0%)
       100  SFAC New Holdings Inc. (d)*............................................................           25
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (0.0%)
    35,466  FWT Inc. (Class A) (d).................................................................          355
                                                                                                     -----------
            TEXTILES (0.0%)
    11,192  United States Leather, Inc. (d)........................................................          112
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $951,022).............................................................      136,964
                                                                                                     -----------

            CONVERTIBLE PREFERRED STOCKS (e) (0.2%)
            OIL REFINING/MARKETING (0.0%)
       878  TCR Holding Corp. (Class B) (Non-Voting)...............................................            9
       483  TCR Holding Corp. (Class C) (Non-Voting)...............................................            5
     1,273  TCR Holding Corp. (Class D) (Non-Voting)...............................................           13

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
     2,633  TCR Holding Corp. (Class E) (Non-Voting)...............................................  $        26
                                                                                                     -----------
                                                                                                              53
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (0.2%)
   354,666  FWT, Inc. (Series A) (Non-Conv.) (d)...................................................      177,333
                                                                                                     -----------

            TOTAL CONVERTIBLE PREFERRED STOCKS
            (IDENTIFIED COST $962,686).............................................................      177,386
                                                                                                     -----------

NUMBER OF                                                                                EXPIRATION
 WARRANTS                                                                                   DATE
----------                                                                               ----------
            WARRANTS (e) (0.2%)
            BROADCASTING (0.0%)
       300  UIH Australia/Pacific Inc..................................................   05/15/06         4,500
                                                                                                     -----------
            CASINO/GAMBLING (0.0%)
     9,000  Aladdin Gaming
              Enterprises, Inc. - 144A*................................................   03/01/10            90
                                                                                                     -----------
            CELLULAR TELEPHONE (0.0%)
       500  McCaw International Ltd. - 144A*...........................................   04/15/07        15,000
                                                                                                     -----------
            HOTELS/RESORTS (0.0%)
       300  Epic Resorts LLC/Capital - 144A*...........................................   06/15/05             3
       250  Resort At Summerlin - 144A*................................................   12/15/07             3
                                                                                                     -----------
                                                                                                               6
                                                                                                     -----------
            OIL REFINING/MARKETING (0.0%)
       500  Transamerican Refining Corp. - 144A*.......................................   06/30/03             1
                                                                                                     -----------
            OTHER TELECOMMUNICATIONS (0.2%)
       500  Birch Telecom Inc. - 144A*.................................................   06/15/08        27,500
     1,500  DTI Holdings, Inc. - 144A*.................................................   03/01/08            15
     1,700  Firstworld
              Communications, Inc. - 144A*.............................................   04/15/08       127,500
                                                                                                     -----------
                                                                                                         155,015
                                                                                                     -----------
            TELECOMMUNICATIONS (0.0%)
       200  Startec Global Communications Corp. - 144A*................................   05/15/08           700
                                                                                                     -----------

            TOTAL WARRANTS
            (IDENTIFIED COST $5,639)...............................................................      175,312
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                          COUPON    MATURITY
THOUSANDS                                                                           RATE       DATE       VALUE
------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (3.1%)
            UNITED STATES
            TIME DEPOSIT (f) (0.7%)
 NOK 5,088  Chase Manhattan Bank (IDENTIFIED COST $615,513)....................     5.938%   07/10/00  $   592,675
                                                                                                       -----------

            REPURCHASE AGREEMENT (2.4%)
$     1,874 The Bank of New York
              (dated 06/30/00; proceeds
              $1,875,363) (g)
              (IDENTIFIED COST $1,874,270).....................................     7.00     07/03/00    1,874,270
                                                                                                       -----------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $2,489,783).............................................................    2,466,945
                                                                                                       -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $84,654,730) (h)..........................................................   91.6%    72,344,594

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    8.4      6,615,683
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 78,960,277
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(c)  Non-income producing securities; issuer in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Collateralized by $1,866,752 Federal Home Loan Banks 6.75% due 02/01/02 valued at $1,911,789.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $560,607 and the aggregate gross unrealized depreciation is $12,870,743, resulting in net unrealized depreciation of $12,310,136.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2000:

                                                    UNREALIZED
   CONTRACTS       IN EXCHANGE       DELIVERY      APPRECIATION
  TO DELIVER           FOR             DATE       (DEPRECIATION)
----------------------------------------------------------------
EUR  300,000     $         286,350   07/19/00      $       (331)
EUR  600,000     $         574,328   07/24/00               776
GBP   770,000    $        1,153,437  07/24/00           (14,437)
CAD  381,000     $         258,406   07/24/00               942
EUR  450,000     $         424,008   07/26/00            (6,213)
GBP   335,000    $         506,128   07/26/00            (1,993)
GBP   375,000    $         567,015   07/26/00            (1,778)
GBP   770,000    $        1,159,347  07/26/00            (8,574)
                                                   ------------
      Net unrealized depreciation.............     $    (31,608)
                                                   ============

CURRENCY ABBREVIATIONS:

CAD  Canadian Dollar.
GBP  British Pound.
DKK  Danish Krone.
EUR  Euro.
NOK  Norwegian Krone.
SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           COMMON STOCKS (62.3%)
           AEROSPACE (2.4%)
  47,000   United Technologies Corp..............................................  $  2,767,125
                                                                                   ------------
           ALUMINUM (2.3%)
  91,000   Alcoa Inc.............................................................     2,639,000
                                                                                   ------------
           AUTO PARTS: O.E.M. (2.1%)
 170,000   Delphi Automotive Systems Corp........................................     2,475,625
   7,267   Visteon Corp..........................................................        88,110
                                                                                   ------------
                                                                                      2,563,735
                                                                                   ------------
           BEVERAGES - NON-ALCOHOLIC (2.5%)
  64,000   PepsiCo, Inc..........................................................     2,844,000
                                                                                   ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.1%)
  64,000   Deere & Co............................................................     2,368,000
                                                                                   ------------
           DEPARTMENT STORES (2.2%)
  77,000   Sears, Roebuck & Co...................................................     2,512,125
                                                                                   ------------
           DISCOUNT CHAINS (2.3%)
  45,500   Target Corp...........................................................     2,639,000
                                                                                   ------------
           DIVERSIFIED MANUFACTURING (2.4%)
  32,500   Minnesota Mining & Manufacturing Co...................................     2,681,250
                                                                                   ------------
           E.D.P. SERVICES (2.2%)
  60,000   Electronic Data Systems Corp..........................................     2,475,000
                                                                                   ------------
           ELECTRIC UTILITIES (4.4%)
  95,500   GPU, Inc..............................................................     2,584,469
  64,000   Unicom Corp...........................................................     2,476,000
                                                                                   ------------
                                                                                      5,060,469
                                                                                   ------------
           ELECTRONIC DATA PROCESSING (2.3%)
  24,000   International Business Machines Corp..................................     2,629,500
                                                                                   ------------
           FINANCE COMPANIES (2.2%)
 110,000   Associates First Capital Corp. (Class A)..............................     2,454,375
                                                                                   ------------
           FOREST PRODUCTS (2.2%)
  57,500   Weyerhaeuser Co.......................................................     2,472,500
                                                                                   ------------
           MAJOR BANKS (4.0%)
  52,500   Bank of America Corp..................................................     2,257,500
 130,000   KeyCorp...............................................................     2,291,250
                                                                                   ------------
                                                                                      4,548,750
                                                                                   ------------
           MAJOR CHEMICALS (2.1%)
  54,000   Du Pont (E.I.) de Nemours & Co., Inc..................................     2,362,500
                                                                                   ------------
NUMBER OF
 SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
           MAJOR PHARMACEUTICALS (2.4%)
  47,500   Bristol-Myers Squibb Co...............................................  $  2,766,875
                                                                                   ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.1%)
  75,000   AT&T Corp.............................................................     2,371,875
                                                                                   ------------
           MOTOR VEHICLES (4.1%)
  55,500   Ford Motor Co.........................................................     2,386,500
  39,000   General Motors Corp...................................................     2,264,438
                                                                                   ------------
                                                                                      4,650,938
                                                                                   ------------
           MULTI-SECTOR COMPANIES (2.5%)
  54,000   General Electric Co...................................................     2,862,000
                                                                                   ------------
           OIL/GAS TRANSMISSION (2.1%)
  37,500   Enron Corp............................................................     2,418,750
                                                                                   ------------
           OTHER METALS/MINERALS (2.1%)
  63,000   Phelps Dodge Corp.....................................................     2,342,812
                                                                                   ------------
           PACKAGE GOODS/COSMETICS (2.3%)
  45,000   Procter & Gamble Co...................................................     2,576,250
                                                                                   ------------
           PACKAGED FOODS (2.3%)
  35,500   Quaker Oats Company (the).............................................     2,666,937
                                                                                   ------------
           RAILROADS (2.3%)
 123,000   CSX Corp..............................................................     2,606,063
                                                                                   ------------
           SEMICONDUCTORS (2.4%)
  20,500   Intel Corp............................................................     2,739,313
                                                                                   ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $73,693,320).........................................    71,019,142
                                                                                   ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (1.2%)
           ELECTRONIC DATA PROCESSING (0.4%)
 $   500   IBM Corp.
             7.00% due 10/30/25..................................................       471,305
                                                                                   ------------
           INTERNATIONAL BANKS (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05..................................................        96,362
                                                                                   ------------
           MAJOR PHARMACEUTICALS (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06.................................................        48,019
                                                                                   ------------
           MAJOR U.S. TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06..................................................       385,352
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
-----------------------------------------------------------------------------------------------
           PAPER (0.2%)
 $   200   Willamette Industries, Inc.
             7.85% due 07/01/26..................................................  $    190,902
                                                                                   ------------
           SPECIALTY CHEMICALS (0.2%)
     200   Praxair, Inc.
             6.90% due 11/01/06..................................................       191,098
                                                                                   ------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,460,070)..........................................     1,383,038
                                                                                   ------------

           MORTGAGE-BACKED SECURITIES (24.0%)
     993   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03..................................................       946,772
     701   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26-12/01/27.........................................       676,845
     322   Federal National Mortgage Assoc.
             6.00% due 04/01/04..................................................       306,690
   3,778   Federal National Mortgage Assoc.
             6.00% due 04/01/06..................................................     3,598,728
   1,578   Federal National Mortgage Assoc.
             6.50% due 01/01/13-05/01/13.........................................     1,520,874
   1,509   Federal National Mortgage Assoc.
             6.50% due 07/01/06..................................................     1,459,909
   3,224   Federal National Mortgage Assoc.
             6.00% due 03/01/13-06/01/13.........................................     3,049,088
     906   Federal National Mortgage Assoc.
             7.50% due 06/01/27-07/01/29.........................................       892,607
   1,624   Federal National Mortgage Assoc.
             6.50% due 10/01/17-06/01/28.........................................     1,535,692
   1,868   Government National Mortgage Assoc.
             6.50% due 08/15/28-09/15/29.........................................     1,772,270
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
-----------------------------------------------------------------------------------------------
 $ 7,265   Government National Mortgage Assoc. II
             6.50% due 04/20/28-03/20/29.........................................  $  6,858,687
   2,232   Government National Mortgage Assoc.
             7.50% due 08/15/23-10/15/29.........................................     2,215,287
   2,734   Government National Mortgage Assoc.
             6.00% due 04/15/28-12/15/28.........................................     2,517,272
                                                                                   ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $28,610,767).........................................    27,350,721
                                                                                   ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (11.4%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03..................................................     1,064,800
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08..................................................     1,393,650
     500   Resolution Funding Corp.
             0.00% due 10/15/04..................................................       379,170
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24..................................................     1,982,472
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26..................................................     1,041,314
   1,400   U.S. Treasury Note
             6.625% due 04/30/02.................................................     1,404,704
     500   U.S. Treasury Note
             5.50% due 05/31/03..................................................       488,670
      80   U.S. Treasury Note
             7.875% due 11/15/04.................................................        84,716
   1,300   U.S. Treasury Note
             5.875% due 11/15/05.................................................     1,277,705
     500   U.S. Treasury Note
             6.25% due 02/15/07..................................................       500,640
   2,000   U.S. Treasury Note
             6.125% due 08/15/07.................................................     1,987,660
   2,000   U.S. Treasury Note Strip
             0.00% due 08/15/06..................................................     1,379,340
                                                                                   ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $13,191,934).........................................    12,984,841
                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                             VALUE
-----------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (0.5%)
           REPURCHASE AGREEMENT
 $   532   The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds
             $532,042) (a) (IDENTIFIED COST $531,939)............................  $    531,939
                                                                                   ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $117,488,030) (b).........................................................   99.4%   113,269,681

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.6        677,398
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $113,947,079
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

(a) Collateralized by $529,806 Federal Home Loan Banks 6.75% due 02/01/02 valued at $542,588.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,797,933 and the aggregate gross unrealized depreciation is $12,016,282, resulting in net unrealized depreciation of $4,218,349.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.9%)
           ELECTRIC UTILITIES (24.5%)
  48,000   AES Corp. (The)*.......................................................................  $  2,190,000
  44,000   Allegheny Energy, Inc..................................................................     1,204,500
  26,000   Alliant Energy, Inc....................................................................       676,000
  15,000   Ameren Corp............................................................................       506,250
   5,000   Avista Corp............................................................................        87,187
  56,000   Calpine Corp.*.........................................................................     3,682,000
   3,600   Capstone Turbine Corp.*................................................................       162,675
  38,500   Cinergy Corp...........................................................................       979,344
  15,000   CLECO Corp.............................................................................       502,500
  24,000   Consolidated Edison, Inc...............................................................       711,000
  30,000   Constellation Energy Group, Inc........................................................       976,875
  28,081   CP&L, Inc..............................................................................       896,837
  26,000   Dominion Resources, Inc................................................................     1,114,750
  25,000   DPL, Inc...............................................................................       548,437
  32,500   DQE, Inc...............................................................................     1,283,750
  40,000   DTE Energy Co..........................................................................     1,222,500
  33,355   Duke Energy Corp.......................................................................     1,880,388
  40,000   Edison International...................................................................       820,000
  41,000   Energy East Corp.......................................................................       781,562
  42,500   Entergy Corp...........................................................................     1,155,469
  10,000   Florida Progress Corp..................................................................       468,750
  45,000   FPL Group, Inc.........................................................................     2,227,500
  14,000   GPU, Inc...............................................................................       378,875
  40,000   IPALCO Enterprises, Inc................................................................       805,000
  15,000   Kansas City Power & Light Co...........................................................       337,500
  31,700   LG&E Energy Corp.......................................................................       756,837
  20,000   Minnesota Power, Inc...................................................................       346,250
  46,000   Montana Power Co.......................................................................     1,624,375
  25,000   National Grid Group PLC (ADR) (United Kingdom).........................................     1,003,125
  11,000   New Century Energies, Inc..............................................................       330,000
  27,000   Niagara Mohawk Holdings Inc.*..........................................................       376,312
  24,000   NiSource Inc...........................................................................       447,000
  30,000   Northeast Utilities....................................................................       652,500
  20,000   Northern States Power Co...............................................................       403,750
  20,000   Northwestern Corp......................................................................       462,500
  45,000   NRG Energy, Inc.*......................................................................       821,250
  22,000   NSTAR..................................................................................       895,125
  24,000   OGE Energy Corp........................................................................       444,000
  30,500   PECO Energy Co.........................................................................     1,229,532
  29,500   PG & E Corp............................................................................       726,437
  25,500   Pinnacle West Capital Corp.............................................................       863,812
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  25,000   PPL Corp...............................................................................  $    548,437
  12,500   Public Service Company of New Mexico...................................................       192,969
  39,000   Public Service Enterprise Group, Inc...................................................     1,350,375
  20,000   Quanta Services, Inc.*.................................................................     1,100,000
  80,000   Reliant Energy, Inc....................................................................     2,365,000
  31,000   SCANA Corp.............................................................................       747,875
  42,040   Sierra Pacific Resources...............................................................       528,127
  30,000   Southern Co............................................................................       699,375
  27,000   TECO Energy, Inc.......................................................................       541,687
  22,000   TXU Corp...............................................................................       649,000
  21,000   Unicom Corp............................................................................       812,437
  15,000   United Illuminating Co.................................................................       656,250
  26,000   Wisconsin Energy Corp..................................................................       515,125
                                                                                                    ------------
                                                                                                      47,689,111
                                                                                                    ------------
           ELECTRICAL PRODUCTS (1.0%)
  15,000   Emerson Electric Co....................................................................       905,625
  20,000   General Electric Co....................................................................     1,060,000
                                                                                                    ------------
                                                                                                       1,965,625
                                                                                                    ------------
           ENERGY (10.8%)
  20,000   AGL Resources, Inc.....................................................................       318,750
  10,000   BP Amoco PLC (ADR).....................................................................       565,625
  40,000   Columbia Energy Group..................................................................     2,625,000
  28,500   Dynegy, Inc. (Class A).................................................................     1,946,906
  28,622   El Paso Energy Corp....................................................................     1,457,933
  40,824   Enron Corp.............................................................................     2,633,148
  15,000   Exxon Mobil Corp.......................................................................     1,177,500
  51,600   KeySpan Corp...........................................................................     1,586,700
  40,000   Kinder Morgan, Inc.....................................................................     1,382,500
  29,000   MCN Energy Group Inc...................................................................       619,875
  35,000   MDU Resources Group, Inc...............................................................       756,875
  26,000   New Jersey Resources Corp..............................................................       989,625
  20,000   Nicor Inc..............................................................................       652,500
  13,750   Northwest Natural Gas Co...............................................................       306,797
  29,000   Questar Corp...........................................................................       561,875
  12,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       738,750
  10,000   South Jersey Industries, Inc...........................................................       260,000
  55,000   UtiliCorp United, Inc..................................................................     1,093,125
  16,000   Vectren Corp...........................................................................       276,000
  22,000   Washington Gas Light Co................................................................       529,375
  15,000   Williams Companies, Inc................................................................       625,312
                                                                                                    ------------
                                                                                                      21,104,171
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (55.1%)
  20,000   ADC Telecommunications, Inc.*..........................................................  $  1,676,250
  20,000   Advanced Fibre Communications, Inc.*...................................................       905,000
  19,000   Alcatel Alsthom (ADR) (France).........................................................     1,263,500
  19,160   ALLTEL Corp............................................................................     1,186,723
  40,000   Amdocs Ltd.*...........................................................................     3,070,000
  25,000   American Tower Corp. (Class A)*........................................................     1,042,187
  25,000   Antec Corp.*...........................................................................     1,037,500
  38,000   AT&T Canada, Inc. (Class B)*...........................................................     1,256,375
  35,462   AT&T Corp..............................................................................     1,121,486
  15,000   BCE, Inc. (Canada).....................................................................       357,187
  14,144   Bell Atlantic Corp.*...................................................................       718,692
  20,000   BellSouth Corp.........................................................................       852,500
  34,000   BroadWing Inc.*........................................................................       881,875
  20,625   CenturyTel, Inc........................................................................       592,969
  11,000   China Telecom (Hong Kong) Ltd. (ADR)*..................................................     1,955,937
  18,800   China Unicom Ltd. (ADR) (Hong Kong)*...................................................       399,500
  40,000   Cisco Systems, Inc.*...................................................................     2,542,500
  10,000   COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................     1,339,375
  15,000   Comcast Corp. (Class A Special)*.......................................................       608,437
  20,000   Commonwealth Telephone Enterprises, Inc.*..............................................       936,250
  10,000   Corning Inc............................................................................     2,698,750
  35,000   Crown Castle International Corp.*......................................................     1,275,312
  12,000   Deutsche Telekom AG (ADR) (Germany)....................................................       681,000
  11,500   Dobson Communications Corp. (Class A)*.................................................       221,375
  33,750   Dycom Industries, Inc.*................................................................     1,552,500
  20,000   EchoStar Communications Corp. (Class A)*...............................................       662,500
   7,200   France Telecom S.A. (ADR) (France).....................................................     1,026,000
  10,000   General Motors Corp. (Class H) (Hughes Electronics)*...................................       877,500
  78,005   Global Crossing Ltd. (Bermuda)*........................................................     2,052,507
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  47,000   Global Telesystems Group, Inc.*........................................................  $    566,938
  12,500   GTE Corp...............................................................................       778,125
  60,000   Hellenic Telecommunication Organization S.A. (OTE) (ADR) (Greece)......................       731,250
  14,000   ICG Communications, Inc.*..............................................................       309,750
  50,200   Infonet Services Corp. (Class B)*......................................................       599,263
  40,000   Intermedia Communications Inc.*........................................................     1,185,000
  10,000   International Business Machines Corp...................................................     1,095,625
  25,000   ITC DeltaCom, Inc.*....................................................................       556,250
  10,000   JDS Uniphase Corp.*....................................................................     1,198,125
  45,000   Koninklijke (Royal) Philips Electronics NV (Netherlands)...............................     2,137,500
  20,000   KPNQwest N.V. (Registered Shares) (Netherlands)*.......................................       792,500
  25,000   Level 3 Communications, Inc.*..........................................................     2,198,438
  14,584   Lucent Technologies Inc................................................................       864,102
  10,000   Magyar Tavkozlesi RT (MATAV) (ADR) (Hungary)...........................................       344,375
 105,000   McLeodUSA, Inc. (Class A)*.............................................................     2,172,188
  14,000   MediaOne Group, Inc.*..................................................................       928,393
  50,000   Metromedia Fiber Network, Inc. (Class A)*..............................................     1,984,375
  30,000   MGC Communication, Inc.*...............................................................     1,798,125
  10,000   Microsoft Corp.*.......................................................................       799,375
  30,000   Molex Inc..............................................................................     1,445,625
  49,875   Motorola, Inc..........................................................................     1,449,492
  25,000   Net2000 Communications, Inc.*..........................................................       409,375
  10,000   Net2Phone, Inc.*.......................................................................       356,250
  25,000   Nextel Communications, Inc. (Class A)*.................................................     1,529,688
  52,000   NEXTLINK Communications, Inc. (Class A)*...............................................     1,972,750
  13,000   Nippon Telegraph & Telephone Corp. (ADR) (Japan).......................................       888,875
  40,000   Nokia Oyj (ADR) (Finland)..............................................................     1,997,500
  45,555   Nortel Networks Corp. (Canada).........................................................     3,109,129
  18,000   NorthEast Optic Network, Inc.*.........................................................     1,120,500
  20,000   Pegasus Communications Corp.*..........................................................       978,750

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Pinnacle Holdings Inc.*................................................................  $    540,000
  70,000   Portugal Telecom S.A. (ADR) (Portugal).................................................       787,500
  15,000   Primus Telecommunications Group, Inc.*.................................................       373,125
  15,000   PSINet, Inc.*..........................................................................       375,938
  45,650   Qwest Communications International, Inc.*..............................................     2,268,234
  26,000   RCN Corp.*.............................................................................       658,125
  25,000   Rhythms NetConnections Inc.*...........................................................       314,063
  16,000   Royal PTT Nederland NV (ADR) (KPN) (Netherlands).......................................       719,000
  60,000   SBA Communications Corp.*..............................................................     3,116,250
  29,272   SBC Communications, Inc................................................................     1,266,014
  30,000   Scientific - Atlanta, Inc..............................................................     2,235,000
  10,000   Sonera Corp. (ADR) (Finland)...........................................................       459,375
  14,000   Sprint Corp. (FON Group)...............................................................       714,000
  21,000   Sprint Corp. (PCS Group)*..............................................................     1,249,500
  12,000   Sun Microsystems, Inc.*................................................................     1,091,250
  20,000   Tele Danmark AS (ADR) (Denmark)........................................................       680,000
   9,800   TeleCorp PCS, Inc.*....................................................................       395,063
  15,918   Telefonica Espana S.A. (ADR) (Spain)*..................................................     1,019,747
  15,000   Teleglobe Inc..........................................................................       315,938
  13,000   Telephone & Data Systems, Inc..........................................................     1,303,250
  15,000   Teligent, Inc. (Class A)*..............................................................       353,438
  25,000   Tellabs, Inc.*.........................................................................     1,710,938
  20,000   Telstra Corp. Ltd. (ADR) (Australia)...................................................       413,750
  40,000   Time Warner Telecom Inc. (Class A)*....................................................     2,580,000
  50,000   Tyco International Ltd. (Bermuda)......................................................     2,368,750
   5,327   U.S. West, Inc.........................................................................       456,790
   7,000   United States Cellular Corp.*..........................................................       441,000
  10,000   Viacom, Inc. (Class A)*................................................................       683,750
  25,000   Vodafone Group PLC (ADR) (United Kingdom)..............................................     1,035,938
  19,000   Voicestream Wireless Corp.*............................................................     2,209,938
  20,000   Western Wireless Corp. (Class A)*......................................................     1,088,750
  20,000   Williams Communications Group, Inc.*...................................................       663,750
  36,000   WinStar Communications, Inc.*..........................................................     1,219,500
  28,290   WorldCom, Inc.*........................................................................     1,297,804
                                                                                                    ------------
                                                                                                     107,494,786
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           WATER SUPPLY (0.5%)
  11,000   E'Town Corp............................................................................  $    730,813
  16,000   Philadelphia Suburban Corp.............................................................       328,000
                                                                                                    ------------
                                                                                                       1,058,813
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $125,396,509).........................................................   179,312,506
                                                                                                    ------------

           PREFERRED STOCKS (0.1%)
           ELECTRIC UTILITIES (0.1%)
   6,000   Alabama Power Capital Trust I (Series Q) $1.84.........................................       129,000
   1,000   Duquesne Capital LP (Series A) $2.094..................................................        23,625
   2,500   Public Service Electric & Gas Capital (Series B) $2.00.................................        57,969
   1,000   Tennessee Valley Authority (Series 95-A) $2.00.........................................        24,625
   5,000   Virginia Power Capital $2.013..........................................................       115,937
                                                                                                    ------------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $388,687).............................................................       351,156
                                                                                                    ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.9%)
             ELECTRIC UTILITIES (1.4%)
$     1,000  DPL Inc. - 144A** 8.25% due 03/01/07.........................................       980,790
      1,000  Edison Mission Energy FDG - 144A** 7.33% due 09/15/08........................       944,290
        249  Niagara Mohawk Power Corp. 8.77% due 01/01/18................................       251,684
        500  Salton Sea Funding Corp.
               7.475% due 11/30/18........................................................       478,035
                                                                                            ------------
                                                                                               2,654,799
                                                                                            ------------
             ENERGY (1.5%)
      1,000  CMS Panhandle Holding Co. 7.00% due 07/15/29.................................       879,870
      1,000  EL Paso Energy Corp. 7.625% due 07/15/11.....................................       976,610
      1,000  Tosco Corp. 8.125% due 02/15/30..............................................     1,008,450
                                                                                            ------------
                                                                                               2,864,930
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                     VALUE
--------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (1.0%)
$     1,000  BellSouth Capital Funding 7.75% due 02/15/10.................................  $    999,410
        500  Electric Lightwave, Inc. - 144A** 6.05% due 05/15/04.........................       471,600
        500  LCI International, Inc. 7.25% due 06/15/07...................................       482,155
                                                                                            ------------
                                                                                               1,953,165
                                                                                            ------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $7,717,254).................................................     7,472,894
                                                                                            ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (3.9%)
           REPURCHASE AGREEMENT
$  7,590   The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $7,594,258) (a)
             (IDENTIFIED COST $7,589,830).........................................................  $  7,589,830
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $141,092,280)............................................................   99.8%    194,726,386

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2         340,293
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 195,066,679
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Collateralized by $7,687,139 Federal Home Loan Banks 6.75% due 05/01/02 valued at $7,741,765.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $61,794,523 and the aggregate gross unrealized depreciation is $8,160,417, resulting in net unrealized appreciation of $53,634,106.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (98.2%)
           AEROSPACE (2.6%)
 228,000   Goodrich (B.F.) Co. (The)..............................................................  $  7,766,250
 132,000   United Technologies Corp...............................................................     7,771,500
                                                                                                    ------------
                                                                                                      15,537,750
                                                                                                    ------------
           ALUMINUM (2.6%)
 260,000   Alcan Aluminium, Ltd. (Canada).........................................................     8,060,000
 258,000   Alcoa, Inc.............................................................................     7,482,000
                                                                                                    ------------
                                                                                                      15,542,000
                                                                                                    ------------
           APPAREL (1.2%)
 310,000   VF Corp................................................................................     7,381,875
                                                                                                    ------------
           AUTO PARTS: O.E.M. (4.9%)
 340,000   Dana Corp..............................................................................     7,203,750
 490,000   Delphi Automotive Systems Corp.........................................................     7,135,625
 140,000   Johnson Controls, Inc..................................................................     7,183,750
 170,000   TRW Inc................................................................................     7,373,750
  21,997   Visteon Corp.*.........................................................................       266,711
                                                                                                    ------------
                                                                                                      29,163,586
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (1.1%)
 335,000   Goodyear Tire & Rubber Co..............................................................     6,700,000
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (2.7%)
 132,000   Coca Cola Co...........................................................................     7,581,750
 190,000   PepsiCo, Inc...........................................................................     8,443,125
                                                                                                    ------------
                                                                                                      16,024,875
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (2.3%)
 205,000   Caterpillar, Inc.......................................................................     6,944,375
 187,000   Deere & Co.............................................................................     6,919,000
                                                                                                    ------------
                                                                                                      13,863,375
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (1.1%)
 145,000   Whirlpool Corp.........................................................................     6,760,625
                                                                                                    ------------
           DEPARTMENT STORES (1.2%)
 225,000   Sears, Roebuck & Co....................................................................     7,340,625
                                                                                                    ------------
           DISCOUNT CHAINS (1.4%)
 140,000   Target Corp............................................................................     8,120,000
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (1.3%)
  85,000   Providian Financial Corp...............................................................     7,650,000
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (3.9%)
 220,000   Honeywell International, Inc...........................................................     7,411,250
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  95,000   Minnesota Mining & Manufacturing Co....................................................  $  7,837,500
 165,000   Tyco International Ltd. (Bermuda)......................................................     7,816,875
                                                                                                    ------------
                                                                                                      23,065,625
                                                                                                    ------------
           E.D.P. SERVICES (1.3%)
 185,000   Electronic Data Systems Corp...........................................................     7,631,250
                                                                                                    ------------
           ELECTRIC UTILITIES (6.3%)
 173,000   Dominion Resources, Inc................................................................     7,417,375
 160,000   FPL Group, Inc.........................................................................     7,920,000
 257,000   GPU, Inc...............................................................................     6,955,062
 265,000   Reliant Energy, Inc....................................................................     7,834,062
 200,000   Unicom Corp............................................................................     7,737,500
                                                                                                    ------------
                                                                                                      37,863,999
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.6%)
  65,000   Hewlett-Packard Co.....................................................................     8,116,875
  70,000   International Business Machines Corp...................................................     7,669,375
                                                                                                    ------------
                                                                                                      15,786,250
                                                                                                    ------------
           FINANCE COMPANIES (3.7%)
 335,000   Associates First Capital Corp. (Class A)...............................................     7,474,687
 130,000   Fannie Mae.............................................................................     6,784,375
 188,000   Household International, Inc...........................................................     7,813,750
                                                                                                    ------------
                                                                                                      22,072,812
                                                                                                    ------------
           FOOD CHAINS (1.5%)
 230,000   Albertson's, Inc.......................................................................     7,647,500
  69,800   Winn-Dixie Stores, Inc.................................................................       999,012
                                                                                                    ------------
                                                                                                       8,646,512
                                                                                                    ------------
           FOOD DISTRIBUTORS (2.6%)
 385,000   Supervalu, Inc.........................................................................     7,339,062
 195,000   SYSCO Corp.............................................................................     8,214,375
                                                                                                    ------------
                                                                                                      15,553,437
                                                                                                    ------------
           FOREST PRODUCTS (1.2%)
 165,000   Weyerhaeuser Co........................................................................     7,095,000
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (3.9%)
 142,000   BP Amoco PLC (ADR) (United Kingdom)....................................................     8,031,875
  95,000   Exxon Mobil Corp.......................................................................     7,457,500
 128,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,880,000
                                                                                                    ------------
                                                                                                      23,369,375
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE INSURANCE (3.8%)
 210,000   Aegon N.V. (ARS) (Netherlands).........................................................  $  7,481,250
 130,000   Jefferson-Pilot Corp...................................................................     7,336,875
 215,000   Lincoln National Corp..................................................................     7,766,875
                                                                                                    ------------
                                                                                                      22,585,000
                                                                                                    ------------
           MAJOR BANKS (3.4%)
 155,000   Bank of America Corp...................................................................     6,665,000
 385,000   KeyCorp................................................................................     6,785,625
  61,500   Morgan (J.P.) & Co., Inc...............................................................     6,772,687
                                                                                                    ------------
                                                                                                      20,223,312
                                                                                                    ------------
           MAJOR CHEMICALS (2.3%)
 230,000   Dow Chemical Co........................................................................     6,943,125
 156,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     6,825,000
                                                                                                    ------------
                                                                                                      13,768,125
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (5.3%)
 135,000   American Home Products Corp............................................................     7,931,250
 138,000   Bristol-Myers Squibb Co................................................................     8,038,500
 143,000   Pharmacia Corp.........................................................................     7,391,312
 165,000   Schering-Plough Corp...................................................................     8,332,500
                                                                                                    ------------
                                                                                                      31,693,562
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (2.4%)
 140,000   Bell Atlantic Corp.....................................................................     7,113,750
 116,000   GTE Corp...............................................................................     7,221,000
                                                                                                    ------------
                                                                                                      14,334,750
                                                                                                    ------------
           MANAGED HEALTH CARE (1.3%)
 117,000   Aetna Inc..............................................................................     7,509,937
                                                                                                    ------------
           MOTOR VEHICLES (3.6%)
 147,000   DaimlerChrysler AG (Germany)...........................................................     7,653,188
 168,000   Ford Motor Co..........................................................................     7,224,000
 117,000   General Motors Corp....................................................................     6,793,313
                                                                                                    ------------
                                                                                                      21,670,501
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.3%)
 150,000   General Electric Co....................................................................     7,950,000
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (2.6%)
 196,000   Pitney Bowes, Inc......................................................................     7,840,000
 380,000   Xerox Corp.............................................................................     7,885,000
                                                                                                    ------------
                                                                                                      15,725,000
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OIL & GAS PRODUCTION (1.3%)
 135,000   Kerr-McGee Corp........................................................................  $  7,956,563
                                                                                                    ------------
           OIL REFINING/MARKETING (2.5%)
 255,000   Sunoco, Inc............................................................................     7,506,563
 290,000   USX-Marathon Group.....................................................................     7,268,125
                                                                                                    ------------
                                                                                                      14,774,688
                                                                                                    ------------
           OIL/GAS TRANSMISSION (2.5%)
 155,000   El Paso Energy Corp....................................................................     7,895,313
 112,000   Enron Corp.............................................................................     7,224,000
                                                                                                    ------------
                                                                                                      15,119,313
                                                                                                    ------------
           OTHER METALS/MINERALS (1.2%)
 190,000   Phelps Dodge Corp......................................................................     7,065,625
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (4.1%)
 195,000   Avon Products, Inc.....................................................................     8,677,500
 140,000   Kimberly-Clark Corp....................................................................     8,032,500
 132,000   Procter & Gamble Co....................................................................     7,557,000
                                                                                                    ------------
                                                                                                      24,267,000
                                                                                                    ------------
           PACKAGED FOODS (1.3%)
 105,000   Quaker Oats Company (The)..............................................................     7,888,125
                                                                                                    ------------
           PAINTS/COATINGS (1.3%)
 170,000   PPG Industries, Inc....................................................................     7,533,125
                                                                                                    ------------
           PAPER (2.4%)
 240,000   International Paper Co.................................................................     7,155,000
 285,000   Mead Corp..............................................................................     7,196,250
                                                                                                    ------------
                                                                                                      14,351,250
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (1.3%)
 130,000   Eastman Kodak Co.......................................................................     7,735,000
                                                                                                    ------------
           RAILROADS (2.6%)
 330,000   Burlington Northern Santa Fe Corp......................................................     7,569,375
 365,000   CSX Corp...............................................................................     7,733,438
                                                                                                    ------------
                                                                                                      15,302,813
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (1.0%)
 330,000   Ryder System, Inc......................................................................     6,249,375
                                                                                                    ------------
           SEMICONDUCTORS (1.3%)
  58,500   Intel Corp.............................................................................     7,817,063
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $626,021,586).........................................................   586,689,098
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (1.6%)
             U.S. GOVERNMENT AGENCY
$     9,450  Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $9,446,551)...............  $  9,446,551
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $635,468,137) (B)........................................................   99.8%    596,135,649

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2       1,028,751
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 597,164,400
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $45,986,519 and the aggregate gross unrealized depreciation is $85,319,007, resulting in net unrealized depreciation of $39,332,488.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.6%)
           ACCIDENT & HEALTH INSURANCE (0.5%)
  7,500    AFLAC, Inc.............................................................................  $    344,531
 21,100    UnumProvident Corp.....................................................................       423,319
                                                                                                    ------------
                                                                                                         767,850
                                                                                                    ------------
           ADVERTISING (0.6%)
  8,000    Interpublic Group of Companies, Inc....................................................       344,000
  4,000    Omnicom Group, Inc.....................................................................       356,250
  5,600    Young & Rubicam, Inc...................................................................       320,250
                                                                                                    ------------
                                                                                                       1,020,500
                                                                                                    ------------
           AEROSPACE (1.2%)
  9,400    Boeing Co..............................................................................       393,037
 11,700    Goodrich (B.F.) Co. (The)..............................................................       398,531
 16,800    Lockheed Martin Corp...................................................................       416,850
  6,300    Northrop Grumman Corp..................................................................       417,375
  6,200    United Technologies Corp...............................................................       365,025
                                                                                                    ------------
                                                                                                       1,990,818
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (0.2%)
  8,700    FedEx Corp.*...........................................................................       330,600
                                                                                                    ------------
           AIRLINES (0.9%)
 10,100    AMR Corp.*.............................................................................       267,019
  6,800    Delta Air Lines, Inc...................................................................       343,825
 19,950    Southwest Airlines Co..................................................................       377,803
 12,500    US Airways Group Inc.*.................................................................       487,500
                                                                                                    ------------
                                                                                                       1,476,147
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (0.7%)
  5,400    Anheuser-Busch Companies, Inc..........................................................       403,312
  5,900    Brown-Forman Corp. (Class B)...........................................................       317,125
  7,100    Coors (Adolph) Co. (Class B)...........................................................       429,550
                                                                                                    ------------
                                                                                                       1,149,987
                                                                                                    ------------
           ALUMINUM (0.6%)
 11,200    Alcan Aluminum Ltd. (Canada)...........................................................       347,200
 23,296    Alcoa, Inc.............................................................................       675,584
                                                                                                    ------------
                                                                                                       1,022,784
                                                                                                    ------------
           APPAREL (0.6%)
  8,600    Liz Claiborne, Inc.....................................................................       303,150
 21,100    Russell Corp...........................................................................       422,000
 12,000    VF Corp................................................................................       285,750
                                                                                                    ------------
                                                                                                       1,010,900
                                                                                                    ------------
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           AUTO PARTS: O.E.M. (0.8%)
 11,400    Dana Corp..............................................................................  $    241,537
 21,200    Delphi Automotive Systems Corp.........................................................       308,725
  4,500    Eaton Corp.............................................................................       301,500
  5,700    Johnson Controls, Inc..................................................................       292,481
  6,300    TRW Inc................................................................................       273,262
  1,821    Visteon Corp.*.........................................................................        22,080
                                                                                                    ------------
                                                                                                       1,439,585
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.4%)
 24,100    Cooper Tire & Rubber Co................................................................       268,112
 13,100    Genuine Parts Co.......................................................................       262,000
 12,400    Goodyear Tire & Rubber Co..............................................................       248,000
                                                                                                    ------------
                                                                                                         778,112
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (0.6%)
  6,600    Coca Cola Co...........................................................................       379,087
 16,900    Coca-Cola Enterprises Inc..............................................................       275,681
  9,600    PepsiCo, Inc...........................................................................       426,600
                                                                                                    ------------
                                                                                                       1,081,368
                                                                                                    ------------
           BIOTECHNOLOGY (0.4%)
  6,200    Amgen Inc.*............................................................................       435,550
  4,300    Biogen, Inc.*..........................................................................       277,081
                                                                                                    ------------
                                                                                                         712,631
                                                                                                    ------------
           BOOKS/MAGAZINES (0.5%)
  8,400    Harcourt General, Inc..................................................................       456,750
 11,300    Meredith Corp..........................................................................       381,375
                                                                                                    ------------
                                                                                                         838,125
                                                                                                    ------------
           BROADCASTING (0.2%)
  4,800    Clear Channel Communications, Inc.*....................................................       360,000
                                                                                                    ------------
           BUILDING MATERIALS (0.3%)
 20,600    Owens Corning..........................................................................       190,550
  8,500    Vulcan Materials Co....................................................................       362,844
                                                                                                    ------------
                                                                                                         553,394
                                                                                                    ------------
           BUILDING MATERIALS/D I Y CHAINS (0.3%)
  6,300    Home Depot, Inc. (The).................................................................       314,606
  6,800    Lowe's Companies, Inc..................................................................       279,225
                                                                                                    ------------
                                                                                                         593,831
                                                                                                    ------------
           BUILDING PRODUCTS (0.3%)
 15,500    Armstrong Holdings, Inc................................................................       237,344
 14,500    Masco Corp.............................................................................       261,906
                                                                                                    ------------
                                                                                                         499,250
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CABLE TELEVISION (0.4%)
  7,500    Comcast Corp. (Class A Special)*.......................................................  $    304,219
  4,900    MediaOne Group, Inc.*..................................................................       324,937
                                                                                                    ------------
                                                                                                         629,156
                                                                                                    ------------
           CASINO/GAMBLING (0.2%)
 16,200    Harrah's Entertainment, Inc.*..........................................................       339,187
                                                                                                    ------------
           CELLULAR TELEPHONE (0.4%)
  5,200    Nextel Communications, Inc. (Class A)*.................................................       318,175
  6,200    Sprint Corp. (PCS Group)*..............................................................       368,900
                                                                                                    ------------
                                                                                                         687,075
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
  8,750    Gap, Inc. (The)........................................................................       273,437
 18,900    Limited (The), Inc.....................................................................       408,712
 12,900    Nordstrom, Inc.........................................................................       311,212
 16,900    TJX Companies, Inc.....................................................................       316,875
                                                                                                    ------------
                                                                                                       1,310,236
                                                                                                    ------------
           COAL MINING (0.0%)
  2,387    Arch Coal, Inc.........................................................................        18,350
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (0.7%)
  6,000    3Com Corp.*............................................................................       345,375
  6,400    Adaptec, Inc.*.........................................................................       145,600
 12,700    Cabletron Systems, Inc.*...............................................................       320,675
  5,100    Cisco Systems, Inc.*...................................................................       324,169
                                                                                                    ------------
                                                                                                       1,135,819
                                                                                                    ------------
           COMPUTER SOFTWARE (1.8%)
  3,600    Adobe Systems, Inc.....................................................................       467,550
  8,100    Autodesk, Inc..........................................................................       280,969
  7,400    BMC Software, Inc.*....................................................................       269,637
  5,000    Citrix Systems, Inc.*..................................................................        94,687
  6,200    Computer Associates International, Inc.................................................       317,362
 12,200    Compuware Corp.*.......................................................................       125,812
  3,500    Microsoft Corp.*.......................................................................       279,781
 13,000    Novell, Inc.*..........................................................................       120,250
  4,700    Oracle Corp.*..........................................................................       394,800
 14,700    Parametric Technology Corp.*...........................................................       160,781
 18,000    PeopleSoft, Inc.*......................................................................       299,250
  2,500    Veritas Software Corp.*................................................................       282,500
                                                                                                    ------------
                                                                                                       3,093,379
                                                                                                    ------------
           COMPUTER/VIDEO CHAINS (0.6%)
  5,400    Best Buy Co., Inc.*....................................................................       341,550
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  7,900    Circuit City Stores, Inc.-Circuit City Group...........................................  $    262,181
  8,200    RadioShack Corp........................................................................       388,475
                                                                                                    ------------
                                                                                                         992,206
                                                                                                    ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.9%)
  7,700    Caterpillar, Inc.......................................................................       260,837
  9,300    Cummins Engine Co., Inc................................................................       253,425
 10,100    Deere & Co.............................................................................       373,700
  8,600    Navistar International Corp.*..........................................................       267,137
  8,000    PACCAR, Inc............................................................................       317,500
                                                                                                    ------------
                                                                                                       1,472,599
                                                                                                    ------------
           CONSUMER ELECTRONICS/APPLIANCES (0.4%)
  9,600    Maytag Corp............................................................................       354,000
  6,000    Whirlpool Corp.........................................................................       279,750
                                                                                                    ------------
                                                                                                         633,750
                                                                                                    ------------
           CONSUMER SUNDRIES (0.2%)
 17,300    American Greetings Corp. (Class A).....................................................       328,700
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.2%)
  9,400    Ball Corp..............................................................................       302,562
  9,600    Bemis Company, Inc.....................................................................       322,800
 18,900    Crown Cork & Seal Co., Inc.............................................................       283,500
 17,100    Owens-Illinois, Inc.*..................................................................       199,856
 34,500    Pactiv Corp............................................................................       271,687
  6,900    Sealed Air Corp.*......................................................................       361,387
  6,200    Temple-Inland, Inc.....................................................................       260,400
                                                                                                    ------------
                                                                                                       2,002,192
                                                                                                    ------------
           CONTRACT DRILLING (0.4%)
 13,600    Rowan Companies, Inc.*.................................................................       413,100
  6,500    Transocean Sedco Forex Inc.*...........................................................       347,344
                                                                                                    ------------
                                                                                                         760,444
                                                                                                    ------------
           DEPARTMENT STORES (1.2%)
 20,900    Dillard's, Inc. (Class A)..............................................................       256,025
  8,000    Federated Department Stores, Inc.*.....................................................       270,000
  8,800    Kohl's Corp.*..........................................................................       489,500
 10,800    May Department Stores Co...............................................................       259,200
 20,600    Penney (J.C.) Co., Inc.................................................................       379,812
 10,500    Sears, Roebuck & Co....................................................................       342,562
                                                                                                    ------------
                                                                                                       1,997,099
                                                                                                    ------------
           DISCOUNT CHAINS (1.1%)
 22,800    Consolidated Stores Corp.*.............................................................       273,600
  8,400    Costco Wholesale Corp.*................................................................       277,200

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 17,500    Dollar General Corp....................................................................  $    341,250
 39,600    Kmart Corp.*...........................................................................       269,775
  5,800    Target Corp............................................................................       336,400
  6,300    Wal-Mart Stores, Inc...................................................................       363,037
                                                                                                    ------------
                                                                                                       1,861,262
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.4%)
 10,050    Paychex, Inc...........................................................................       422,100
  7,800    Sabre Holdings Corp.*..................................................................       222,300
                                                                                                    ------------
                                                                                                         644,400
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.2%)
  8,300    Rockwell International Corp............................................................       261,450
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (0.8%)
  7,700    American Express Co....................................................................       401,362
  6,550    Citigroup, Inc.........................................................................       394,637
 22,100    Conseco, Inc...........................................................................       215,475
  4,100    Providian Financial Corp...............................................................       369,000
                                                                                                    ------------
                                                                                                       1,380,474
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (1.4%)
  7,000    Danaher Corp...........................................................................       346,062
  9,200    Dover Corp.............................................................................       373,175
  8,300    Honeywell International, Inc...........................................................       279,606
 10,100    ITT Industries, Inc....................................................................       306,787
  4,300    Minnesota Mining & Manufacturing Co....................................................       354,750
 19,000    Thermo Electron Corp.*.................................................................       400,187
  8,000    Tyco International Ltd. (Bermuda)......................................................       379,000
                                                                                                    ------------
                                                                                                       2,439,567
                                                                                                    ------------
           DRUGSTORE CHAINS (0.8%)
 10,100    CVS Corp...............................................................................       404,000
 15,000    Longs Drug Stores Corp.................................................................       326,250
 26,500    Rite Aid Corp..........................................................................       173,906
 13,200    Walgreen Co............................................................................       424,875
                                                                                                    ------------
                                                                                                       1,329,031
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.8%)
  5,600    EMC Corp.*.............................................................................       430,850
  4,000    Lexmark International Group, Inc. (Class A)*...........................................       269,000
  4,200    Network Appliance, Inc.*...............................................................       337,837
  5,600    Seagate Technology, Inc.*..............................................................       308,000
                                                                                                    ------------
                                                                                                       1,345,687
                                                                                                    ------------
           E.D.P. SERVICES (1.1%)
  8,100    Automatic Data Processing, Inc.........................................................       433,856
 15,700    Ceridian Corp.*........................................................................       377,781
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  4,800    Computer Sciences Corp.*...............................................................  $    358,500
  7,000    Electronic Data Systems Corp...........................................................       288,750
  8,300    First Data Corp........................................................................       411,887
                                                                                                    ------------
                                                                                                       1,870,774
                                                                                                    ------------
           ELECTRIC UTILITIES (6.0%)
  9,100    AES Corp. (The)*.......................................................................       415,187
  9,700    Ameren Corp............................................................................       327,375
 20,080    American Electric Power Co., Inc.......................................................       594,870
 14,300    Cinergy Corp...........................................................................       363,756
 15,800    CMS Energy Corp........................................................................       349,575
 10,300    Consolidated Edison, Inc...............................................................       305,137
 12,000    Constellation Energy Group, Inc........................................................       390,750
 10,300    CP&L, Inc..............................................................................       328,956
  8,000    Dominion Resources, Inc................................................................       343,000
  9,900    DTE Energy Co..........................................................................       302,569
  6,300    Duke Energy Corp.......................................................................       355,162
 18,400    Edison International...................................................................       377,200
 15,000    Entergy Corp...........................................................................       407,812
 14,900    FirstEnergy Corp.......................................................................       348,287
  8,000    Florida Progress Corp..................................................................       375,000
  7,500    FPL Group, Inc.........................................................................       371,250
  9,700    GPU, Inc...............................................................................       262,506
 10,400    New Century Energies, Inc..............................................................       312,000
 23,400    Niagara Mohawk Holdings Inc.*..........................................................       326,137
 15,800    Northern States Power Co...............................................................       318,962
  9,100    PECO Energy Co.........................................................................       366,844
 15,300    PG & E Corp............................................................................       376,762
 11,200    Pinnacle West Capital Corp.............................................................       379,400
 14,300    PPL Corp...............................................................................       313,706
 10,700    Public Service Enterprise Group, Inc...................................................       370,487
 13,500    Reliant Energy, Inc....................................................................       399,094
 13,600    Southern Co............................................................................       317,050
  9,900    TXU Corp...............................................................................       292,050
  9,900    Unicom Corp............................................................................       383,006
                                                                                                    ------------
                                                                                                      10,373,890
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.8%)
  8,800    Cooper Industries, Inc.................................................................       286,550
  6,400    Emerson Electric Co....................................................................       386,400
  3,900    Energizer Holdings, Inc................................................................        71,175
  7,000    Molex Inc..............................................................................       337,312
 13,800    Thomas & Betts Corp....................................................................       263,925
                                                                                                    ------------
                                                                                                       1,345,362
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS (0.5%)
 11,600    Andrew Corp.*..........................................................................  $    389,325
  9,400    Solectron Corp.*.......................................................................       393,625
                                                                                                    ------------
                                                                                                         782,950
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (1.6%)
  5,600    Apple Computer, Inc.*..................................................................       292,950
 12,400    COMPAQ Computer Corp...................................................................       316,975
  7,300    Dell Computer Corp.*...................................................................       359,981
  5,700    Gateway, Inc...........................................................................       323,475
  2,800    Hewlett-Packard Co.....................................................................       349,650
  3,300    International Business Machines Corp...................................................       361,556
  7,200    NCR Corp.*.............................................................................       280,350
  3,900    Sun Microsystems, Inc.*................................................................       354,656
 10,700    Unisys Corp.*..........................................................................       155,819
                                                                                                    ------------
                                                                                                       2,795,412
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.6%)
  4,100    Applied Materials, Inc.*...............................................................       371,562
  6,200    KLA-Tencor Corp.*......................................................................       363,087
  4,500    Teradyne, Inc.*........................................................................       330,750
                                                                                                    ------------
                                                                                                       1,065,399
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.2%)
 10,100    Fluor Corp.............................................................................       319,412
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.5%)
 44,900    Allied Waste Industries, Inc.*.........................................................       449,000
 21,200    Waste Management, Inc..................................................................       402,800
                                                                                                    ------------
                                                                                                         851,800
                                                                                                    ------------
           FARMING/SEEDS/MILLING (0.2%)
 29,200    Archer-Daniels-Midland Co..............................................................       286,525
                                                                                                    ------------
           FINANCE COMPANIES (1.6%)
 15,300    Associates First Capital Corp. (Class A)...............................................       341,381
  8,100    Capital One Financial Corp.............................................................       361,462
 12,500    Countrywide Credit Industries, Inc.....................................................       378,906
  5,100    Fannie Mae.............................................................................       266,156
  6,700    Freddie Mac............................................................................       271,350
  8,800    Household International, Inc...........................................................       365,750
 14,100    MBNA Corp..............................................................................       382,462
  8,600    SLM Holding Corp.......................................................................       321,962
                                                                                                    ------------
                                                                                                       2,689,429
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
 10,900    Dun & Bradstreet Corp..................................................................       312,012
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 14,100    Equifax, Inc...........................................................................  $    370,125
  6,900    McGraw-Hill Companies, Inc.............................................................       372,600
                                                                                                    ------------
                                                                                                       1,054,737
                                                                                                    ------------
           FLUID CONTROLS (0.2%)
  9,100    Parker-Hannifin Corp...................................................................       311,675
                                                                                                    ------------
           FOOD CHAINS (1.0%)
 10,500    Albertson's, Inc.......................................................................       349,125
 16,800    Great Atlantic & Pacific Tea Co., Inc..................................................       279,300
 18,900    Kroger Co.*............................................................................       416,981
  9,600    Safeway Inc.*..........................................................................       433,200
 19,000    Winn-Dixie Stores, Inc.................................................................       271,937
                                                                                                    ------------
                                                                                                       1,750,543
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.5%)
 18,400    Supervalu, Inc.........................................................................       350,750
 11,200    SYSCO Corp.............................................................................       471,800
                                                                                                    ------------
                                                                                                         822,550
                                                                                                    ------------
           FOREST PRODUCTS (0.5%)
  9,900    Georgia-Pacific Corp...................................................................       259,875
 24,800    Louisiana-Pacific Corp.................................................................       269,700
  6,200    Weyerhaeuser Co........................................................................       266,600
                                                                                                    ------------
                                                                                                         796,175
                                                                                                    ------------
           GENERIC DRUGS (0.3%)
  8,600    Watson Pharmaceuticals, Inc.*..........................................................       462,250
                                                                                                    ------------
           HOME BUILDING (0.6%)
 13,700    Centex Corp............................................................................       321,950
 17,000    Kaufman & Broad Home Corp..............................................................       336,812
 15,000    Pulte Corp.............................................................................       324,375
                                                                                                    ------------
                                                                                                         983,137
                                                                                                    ------------
           HOME FURNISHINGS (0.6%)
 17,200    Leggett & Platt, Inc...................................................................       283,800
 12,500    Newell Rubbermaid, Inc.................................................................       321,875
 20,500    Tupperware Corp........................................................................       451,000
                                                                                                    ------------
                                                                                                       1,056,675
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.6%)
 14,800    HCA-The Healthcare Corp................................................................       449,550
 22,000    Manor Care, Inc........................................................................       154,000
 18,400    Tenet Healthcare Corp.*................................................................       496,800
                                                                                                    ------------
                                                                                                       1,100,350
                                                                                                    ------------
           HOTELS/RESORTS (0.6%)
 14,400    Carnival Corp..........................................................................       280,800

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 39,600    Hilton Hotels Corp.....................................................................  $    371,250
 10,500    Marriott International, Inc. (Class A).................................................       378,656
                                                                                                    ------------
                                                                                                       1,030,706
                                                                                                    ------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.3%)
  5,000    Illinois Tool Works Inc................................................................       285,000
  7,400    Ingersoll-Rand Co......................................................................       297,850
                                                                                                    ------------
                                                                                                         582,850
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.7%)
 10,300    Ecolab, Inc............................................................................       402,344
  6,900    Millipore Corp.........................................................................       520,088
 17,300    Pall Corp..............................................................................       320,050
                                                                                                    ------------
                                                                                                       1,242,482
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.4%)
 10,500    AON Corp...............................................................................       326,156
  3,800    Marsh & McLennan Companies, Inc........................................................       396,863
                                                                                                    ------------
                                                                                                         723,019
                                                                                                    ------------
           INTEGRATED OIL COMPANIES (1.7%)
  6,200    Amerada Hess Corp......................................................................       382,850
  3,800    Chevron Corp...........................................................................       322,288
 14,200    Conoco, Inc. (Class B).................................................................       348,788
  5,100    Exxon Mobil Corp.......................................................................       400,350
  7,000    Phillips Petroleum Co..................................................................       354,813
  6,000    Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       369,375
  6,000    Texaco, Inc............................................................................       319,500
 11,000    Unocal Corp............................................................................       364,375
                                                                                                    ------------
                                                                                                       2,862,339
                                                                                                    ------------
           INTERNET SERVICES (0.4%)
  5,300    America Online, Inc.*..................................................................       279,575
  2,700    Yahoo! Inc.*...........................................................................       334,463
                                                                                                    ------------
                                                                                                         614,038
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
  8,820    Bear Stearns Companies, Inc............................................................       367,133
  4,100    Lehman Brothers Holdings, Inc..........................................................       387,706
  3,700    Merrill Lynch & Co., Inc...............................................................       425,500
  4,600    Morgan Stanley Dean Witter & Co. (Note 3)..............................................       382,950
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  8,700    Paine Webber Group, Inc................................................................  $    395,850
 10,200    Schwab (Charles) Corp..................................................................       342,975
                                                                                                    ------------
                                                                                                       2,302,114
                                                                                                    ------------
           INVESTMENT MANAGERS (0.4%)
 10,500    Franklin Resources, Inc................................................................       318,938
  8,800    Price (T.) Rowe Associates, Inc........................................................       374,000
                                                                                                    ------------
                                                                                                         692,938
                                                                                                    ------------
           LIFE INSURANCE (0.7%)
  5,300    American General Corp..................................................................       323,300
  5,100    Jefferson-Pilot Corp...................................................................       287,831
  9,800    Lincoln National Corp..................................................................       354,025
 12,800    Torchmark Corp.........................................................................       316,000
                                                                                                    ------------
                                                                                                       1,281,156
                                                                                                    ------------
           MAJOR BANKS (3.7%)
  6,400    Bank of America Corp...................................................................       275,200
 10,000    Bank of New York Co., Inc..............................................................       465,000
 10,600    Bank One Corp..........................................................................       281,563
 11,500    BB&T Corp..............................................................................       274,563
  6,450    Chase Manhattan Corp. (The)............................................................       297,103
  7,000    Comerica, Inc..........................................................................       314,125
 10,300    First Union Corp.......................................................................       255,569
 11,200    FleetBoston Financial Corp.............................................................       380,800
 16,600    Huntington Bancshares, Inc.............................................................       262,488
 16,000    KeyCorp................................................................................       282,000
  9,600    Mellon Financial Corp..................................................................       349,800
  2,900    Morgan (J.P.) & Co., Inc...............................................................       319,363
 15,400    National City Corp.....................................................................       262,763
  7,200    PNC Bank Corp..........................................................................       337,500
 12,100    SouthTrust Corp........................................................................       273,763
  3,900    State Street Corp......................................................................       413,644
 11,500    Summit Bancorp.........................................................................       283,188
  5,600    SunTrust Banks, Inc....................................................................       255,850
 14,300    U.S. Bancorp...........................................................................       275,275
  4,600    Wachovia Corp..........................................................................       249,550
  9,900    Wells Fargo & Co.......................................................................       383,625
                                                                                                    ------------
                                                                                                       6,492,732
                                                                                                    ------------
           MAJOR CHEMICALS (1.1%)
 10,200    Dow Chemical Co. (The).................................................................       307,913
  6,000    DuPont (E.I.) de Nemours & Co., Inc....................................................       262,500
  7,900    Eastman Chemical Co....................................................................       377,225
 20,100    Hercules Inc...........................................................................       282,656
  9,700    Rohm & Haas Co.........................................................................       334,650
  6,900    Union Carbide Corp.....................................................................       341,550
                                                                                                    ------------
                                                                                                       1,906,494
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR PHARMACEUTICALS (2.5%)
  9,000    Abbott Laboratories....................................................................  $    401,063
  7,000    American Home Products Corp............................................................       411,250
  5,800    Bristol-Myers Squibb Co................................................................       337,850
  4,300    Johnson & Johnson......................................................................       438,063
  4,900    Lilly (Eli) & Co.......................................................................       489,388
  4,900    Merck & Co., Inc.......................................................................       375,463
 20,400    Pfizer Inc.............................................................................       979,200
  7,792    Pharmacia Corp.........................................................................       402,749
  8,600    Schering-Plough Corp...................................................................       434,300
                                                                                                    ------------
                                                                                                       4,269,326
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (1.7%)
  4,900    ALLTEL Corp............................................................................       303,494
  8,350    AT&T Corp..............................................................................       264,069
  6,100    Bell Atlantic Corp.....................................................................       309,956
  8,000    BellSouth Corp.........................................................................       341,000
  5,300    GTE Corp...............................................................................       329,925
  8,300    SBC Communications, Inc................................................................       358,975
  6,200    Sprint Corp. (FON Group)...............................................................       316,200
  4,800    U.S. West, Inc.........................................................................       411,600
  7,000    WorldCom, Inc.*........................................................................       321,125
                                                                                                    ------------
                                                                                                       2,956,344
                                                                                                    ------------
           MANAGED HEALTH CARE (0.8%)
  6,200    Aetna, Inc.............................................................................       397,963
 43,100    Humana, Inc.*..........................................................................       210,113
  5,200    UnitedHealth Group Inc.................................................................       445,900
  5,400    Wellpoint Health Networks, Inc.*.......................................................       391,163
                                                                                                    ------------
                                                                                                       1,445,139
                                                                                                    ------------
           MEAT/POULTRY/FISH (0.2%)
 18,700    ConAgra, Inc...........................................................................       356,469
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.6%)
  9,700    Disney (Walt) Co. (The)................................................................       376,481
  3,900    Time Warner Inc........................................................................       296,400
  6,295    Viacom, Inc. (Class B)*................................................................       429,240
                                                                                                    ------------
                                                                                                       1,102,121
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.2%)
  7,100    Medtronic, Inc.........................................................................       353,669
                                                                                                    ------------
           MEDICAL SPECIALTIES (2.7%)
  9,800    ALZA Corp. (Class A)*..................................................................       579,425
  7,400    Bard (C.R.), Inc.......................................................................       356,125
  5,900    Bausch & Lomb, Inc.....................................................................       456,513
  5,800    Baxter International, Inc..............................................................       407,813
 12,700    Becton, Dickinson & Co.................................................................       364,331
 11,300    Biomet, Inc............................................................................       434,344
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 15,600    Boston Scientific Corp.*...............................................................  $    342,225
  1,160    Edwards Lifesciences Corp.*............................................................        21,460
  5,400    Guidant Corp...........................................................................       267,300
 11,900    Mallinckrodt, Inc......................................................................       516,906
  6,400    PE Corporation-PE Biosystems Group.....................................................       421,600
 12,600    St. Jude Medical, Inc.*................................................................       578,025
                                                                                                    ------------
                                                                                                       4,746,067
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.4%)
  6,000    Cardinal Health, Inc...................................................................       444,000
 15,100    McKesson HBOC, Inc.....................................................................       316,156
                                                                                                    ------------
                                                                                                         760,156
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.2%)
 48,800    Healthsouth Corp.*.....................................................................       350,750
                                                                                                    ------------
           METALS FABRICATIONS (0.2%)
 19,500    Timken Co. (The).......................................................................       363,188
                                                                                                    ------------
           MID - SIZED BANKS (1.5%)
 19,600    AmSouth Bancorporation.................................................................       308,700
  5,362    Fifth Third Bancorp....................................................................       339,147
 17,200    Firstar Corp...........................................................................       362,275
  6,100    Northern Trust Corp....................................................................       396,500
 10,185    Old Kent Financial Corp................................................................       272,449
 13,600    Regions Financial Corp.................................................................       269,450
 17,800    Synovus Financial Corp.................................................................       313,725
 10,000    Union Planters Corp....................................................................       279,375
                                                                                                    ------------
                                                                                                       2,541,621
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.6%)
  6,400    General Dynamics Corp..................................................................       334,400
  6,000    PerkinElmer, Inc.......................................................................       396,750
 16,100    Raytheon Co. (Class B).................................................................       309,925
                                                                                                    ------------
                                                                                                       1,041,075
                                                                                                    ------------
           MOTOR VEHICLES (0.5%)
  6,500    Ford Motor Co..........................................................................       279,500
  4,900    General Motors Corp....................................................................       284,506
  7,400    Harley-Davidson, Inc...................................................................       284,900
                                                                                                    ------------
                                                                                                         848,906
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (0.2%)
  6,400    Seagram Co. Ltd. (Canada)..............................................................       371,200
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.1%)
 13,800    Allstate Corp..........................................................................       307,050
  3,500    American International Group, Inc......................................................       411,250
  4,500    CIGNA Corp.............................................................................       420,750

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  7,500    Hartford Financial Services Group Inc..................................................  $    419,531
 13,600    Safeco Corp............................................................................       270,300
                                                                                                    ------------
                                                                                                       1,828,881
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (1.2%)
 17,600    Crane Co...............................................................................       427,900
 12,000    Fortune Brands, Inc....................................................................       276,750
  8,100    General Electric Co....................................................................       429,300
 40,900    McDermott International, Inc...........................................................       360,431
 14,200    National Service Industries, Inc.......................................................       276,900
  5,200    Textron, Inc...........................................................................       282,425
                                                                                                    ------------
                                                                                                       2,053,706
                                                                                                    ------------
           NATURAL GAS (1.0%)
  6,800    Eastern Enterprises....................................................................       428,400
  9,800    Nicor Inc..............................................................................       319,725
 12,300    ONEOK, Inc.............................................................................       319,031
 10,900    Peoples Energy Corp....................................................................       352,888
 17,400    Sempra Energy..........................................................................       295,800
                                                                                                    ------------
                                                                                                       1,715,844
                                                                                                    ------------
           NEWSPAPERS (1.0%)
  5,700    Dow Jones & Co., Inc...................................................................       417,525
  4,800    Gannett Co., Inc.......................................................................       287,100
  6,100    Knight-Ridder, Inc.....................................................................       324,444
  8,900    New York Times Co. (The) (Class A).....................................................       351,550
  8,000    Tribune Co.............................................................................       280,000
                                                                                                    ------------
                                                                                                       1,660,619
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.6%)
  6,100    Avery Dennison Corp....................................................................       409,463
  7,100    Pitney Bowes, Inc......................................................................       284,000
 14,500    Xerox Corp.............................................................................       300,875
                                                                                                    ------------
                                                                                                         994,338
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.5%)
  8,400    Anardarko Petroleum Corp...............................................................       414,225
  7,300    Apache Corp............................................................................       429,331
 10,100    Burlington Resources, Inc..............................................................       386,325
  7,100    Kerr-McGee Corp........................................................................       418,456
 17,800    Occidental Petroleum Corp..............................................................       374,913
 26,400    Union Pacific Resources Group, Inc.....................................................       580,800
                                                                                                    ------------
                                                                                                       2,604,050
                                                                                                    ------------
           OIL REFINING/MARKETING (0.8%)
  9,700    Ashland, Inc...........................................................................       340,106
 13,400    Sunoco, Inc............................................................................       394,463
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 12,500    Tosco Corp.............................................................................  $    353,906
 12,900    USX-Marathon Group.....................................................................       323,306
                                                                                                    ------------
                                                                                                       1,411,781
                                                                                                    ------------
           OIL/GAS TRANSMISSION (1.1%)
  7,200    Coastal Corp...........................................................................       438,300
  5,900    Columbia Energy Group..................................................................       387,188
  8,600    El Paso Energy Corp....................................................................       438,063
  5,400    Enron Corp.............................................................................       348,300
  9,000    Williams Companies, Inc................................................................       375,188
                                                                                                    ------------
                                                                                                       1,987,039
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.8%)
 14,600    Baker Hughes Inc.......................................................................       467,200
  9,700    Halliburton Co.........................................................................       457,719
  5,100    Schlumberger, Ltd......................................................................       380,588
                                                                                                    ------------
                                                                                                       1,305,507
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.3%)
  8,500    Block (H.&R.), Inc.....................................................................       275,188
 17,100    Cendant Corp.*.........................................................................       239,400
                                                                                                    ------------
                                                                                                         514,588
                                                                                                    ------------
           OTHER METALS/MINERALS (0.5%)
 16,600    Allegheny Technologies Inc.............................................................       298,800
 18,200    Inco Ltd. (Canada)*....................................................................       279,825
  7,400    Phelps Dodge Corp......................................................................       275,188
                                                                                                    ------------
                                                                                                         853,813
                                                                                                    ------------
           OTHER PHARMACEUTICALS (0.3%)
  7,400    Allergan, Inc..........................................................................       551,300
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.0%)
 12,000    AutoZone, Inc.*........................................................................       264,000
 10,000    Bed Bath & Beyond Inc.*................................................................       361,875
 31,300    Office Depot, Inc.*....................................................................       195,625
 47,000    Pep Boys-Manny Moe & Jack..............................................................       282,000
 18,200    Staples, Inc.*.........................................................................       279,825
 23,300    Toys 'R' Us, Inc.*.....................................................................       339,306
                                                                                                    ------------
                                                                                                       1,722,631
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.3%)
  8,700    CenturyTel, Inc........................................................................       250,125
 10,600    Global Crossing Ltd. (Bermuda)*........................................................       278,913
                                                                                                    ------------
                                                                                                         529,038
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (1.7%)
 13,000    Alberto-Culver Co. (Class B)...........................................................       397,313
 11,900    Avon Products, Inc.....................................................................       529,550
  9,100    Clorox Co..............................................................................       407,794
  6,700    Colgate-Palmolive Co...................................................................       401,163

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  9,100    Gillette Co............................................................................  $    317,931
  9,300    International Flavors & Fragrances, Inc................................................       280,744
  6,300    Kimberly-Clark Corp....................................................................       361,463
  5,400    Procter & Gamble Co....................................................................       309,150
                                                                                                    ------------
                                                                                                       3,005,108
                                                                                                    ------------
           PACKAGED FOODS (2.4%)
  7,100    Bestfoods..............................................................................       491,675
 10,300    Campbell Soup Co.......................................................................       299,988
  9,500    General Mills, Inc.....................................................................       363,375
  9,300    Heinz (H.J.) Co........................................................................       406,875
 12,400    Kellogg Co.............................................................................       368,900
 30,700    Nabisco Group Holdings.................................................................       796,281
  5,500    Quaker Oats Company (The)..............................................................       413,188
 13,400    Ralston-Ralston Purina Group...........................................................       267,163
 17,000    Sara Lee Corp..........................................................................       328,313
  6,500    Unilever N.V. (Netherlands)............................................................       279,500
                                                                                                    ------------
                                                                                                       4,015,258
                                                                                                    ------------
           PAINTS/COATINGS (0.4%)
  6,200    PPG Industries, Inc....................................................................       274,738
 16,500    Sherwin-Williams Co....................................................................       349,594
                                                                                                    ------------
                                                                                                         624,332
                                                                                                    ------------
           PAPER (1.3%)
 10,000    Boise Cascade Corp.....................................................................       258,750
 13,700    Fort James Corp........................................................................       316,813
 12,822    International Paper Co.................................................................       382,251
 10,300    Mead Corp..............................................................................       260,051
  9,300    Potlatch Corp..........................................................................       308,063
 13,300    Westavaco Corp.........................................................................       330,006
  9,200    Willamette Industries, Inc.............................................................       250,700
                                                                                                    ------------
                                                                                                       2,106,634
                                                                                                    ------------
           PHOTOGRAPHIC PRODUCTS (0.4%)
  5,400    Eastman Kodak Co.......................................................................       321,300
 17,100    Polaroid Corp..........................................................................       308,869
                                                                                                    ------------
                                                                                                         630,169
                                                                                                    ------------
           PRECIOUS METALS (1.0%)
 18,900    Barrick Gold Corp. (Canada)............................................................       343,744
 28,800    Freeport-McMoRan Copper & Gold, Inc. (Class B).........................................       266,400
 48,400    Homestake Mining Co....................................................................       332,750
 17,400    Newmont Mining Corp....................................................................       376,275
 35,800    Placer Dome Inc. (Canada)..............................................................       342,338
                                                                                                    ------------
                                                                                                       1,661,507
                                                                                                    ------------
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PRECISION INSTRUMENTS (0.4%)
  3,500    Agilent Technologies, Inc.*............................................................  $    258,125
  6,000    Tektronix, Inc.........................................................................       444,000
                                                                                                    ------------
                                                                                                         702,125
                                                                                                    ------------
           PRINTING/FORMS (0.4%)
 11,900    Deluxe Corp............................................................................       280,394
 14,600    Donnelley (R.R.) & Sons Co.............................................................       329,413
                                                                                                    ------------
                                                                                                         609,807
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
  6,300    Chubb Corp.............................................................................       387,450
  9,900    Cincinnati Financial Corp..............................................................       311,231
  6,400    Loews Corp.............................................................................       384,000
  4,300    Progressive Corp.......................................................................       318,200
 10,800    St. Paul Companies, Inc................................................................       368,550
                                                                                                    ------------
                                                                                                       1,769,431
                                                                                                    ------------
           RAILROADS (0.9%)
 13,500    Burlington Northern Santa Fe Corp......................................................       309,656
 12,400    CSX Corp...............................................................................       262,725
  4,700    Kansas City Southern Industries, Inc...................................................       416,831
 20,000    Norfolk Southern Corp..................................................................       297,500
  7,800    Union Pacific Corp.....................................................................       290,063
                                                                                                    ------------
                                                                                                       1,576,775
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.5%)
 15,600    Brunswick Corp.........................................................................       258,375
 18,350    Hasbro, Inc............................................................................       276,397
 28,400    Mattel, Inc............................................................................       374,525
                                                                                                    ------------
                                                                                                         909,297
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.1%)
 13,700    Ryder System, Inc......................................................................       259,444
                                                                                                    ------------
           RESTAURANTS (0.7%)
 19,600    Darden Restaurants, Inc................................................................       318,500
  9,100    McDonald's Corp........................................................................       299,731
 10,100    Tricon Global Restaurants, Inc.*.......................................................       285,325
 16,100    Wendy's International, Inc.............................................................       286,781
                                                                                                    ------------
                                                                                                       1,190,337
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS (0.5%)
  2,900    Charter One Financial, Inc.............................................................        66,700
  9,500    Golden West Financial Corp.............................................................       387,719
 12,100    Washington Mutual, Inc.................................................................       349,388
                                                                                                    ------------
                                                                                                         803,807
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SEMICONDUCTORS (1.9%)
  4,900    Advanced Micro Devices, Inc.*..........................................................  $    378,525
  4,600    Analog Devices, Inc.*..................................................................       349,600
  5,500    Conexant Systems, Inc.*................................................................       267,094
  2,800    Intel Corp.............................................................................       374,150
  4,900    LSI Logic Corp.*.......................................................................       265,213
  3,800    Maxim Integrated Products, Inc.*.......................................................       257,925
  4,600    Micron Technology, Inc.*...............................................................       405,126
  6,400    National Semiconductor Corp.*..........................................................       363,200
  4,400    Texas Instruments, Inc.................................................................       302,225
  4,700    Xilinx, Inc.*..........................................................................       388,044
                                                                                                    ------------
                                                                                                       3,351,102
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.6%)
 13,600    IMS Health Inc.........................................................................       244,800
 21,400    Quintiles Transnational Corp.*.........................................................       300,938
  6,700    Shared Medical Systems Corp............................................................       488,681
                                                                                                    ------------
                                                                                                       1,034,419
                                                                                                    ------------
           SHOE MANUFACTURING (0.4%)
  8,300    Nike, Inc. (Class B)...................................................................       330,444
 26,300    Reebok International Ltd.*.............................................................       419,156
                                                                                                    ------------
                                                                                                         749,600
                                                                                                    ------------
           SPECIALTY CHEMICALS (1.4%)
 10,800    Air Products & Chemicals, Inc..........................................................       332,775
 18,200    Engelhard Corp.........................................................................       310,538
  6,800    FMC Corp.*.............................................................................       394,400
 24,700    Grace (W. R.) & Co.....................................................................       299,488
  9,500    Great Lakes Chemical Corp..............................................................       299,250
  8,800    Praxair, Inc...........................................................................       329,450
 13,200    Sigma-Aldrich Corp.....................................................................       386,100
                                                                                                    ------------
                                                                                                       2,352,001
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.4%)
  6,900    Hershey Foods Corp.....................................................................       334,650
  4,500    Wrigley (Wm.) Jr. Co. (Class A)........................................................       360,844
                                                                                                    ------------
                                                                                                         695,494
                                                                                                    ------------
           SPECIALTY INSURERS (0.4%)
  6,800    MBIA, Inc..............................................................................       327,675
  7,100    MGIC Investment Corp...................................................................       323,050
                                                                                                    ------------
                                                                                                         650,725
                                                                                                    ------------
NUMBER OF
SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY STEELS (0.2%)
  7,900    Nucor Corp.............................................................................  $    262,181
                                                                                                    ------------
           STEEL/IRON ORE (0.4%)
 48,400    Bethlehem Steel Corp.*.................................................................       172,425
 14,200    USX-U.S. Steel Group...................................................................       263,588
 26,400    Worthington Industries, Inc............................................................       277,200
                                                                                                    ------------
                                                                                                         713,213
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.9%)
  5,200    ADC Telecommunications, Inc.*..........................................................       435,825
  3,800    Comverse Technology, Inc.*.............................................................       353,400
  1,600    Corning Inc............................................................................       431,800
  5,000    Lucent Technologies Inc................................................................       296,250
  9,170    Motorola, Inc..........................................................................       266,503
  6,000    Nortel Networks Corp. (Canada).........................................................       409,500
  2,700    QUALCOMM Inc.*.........................................................................       161,831
  5,600    Scientific-Atlanta, Inc................................................................       417,200
  6,200    Tellabs, Inc.*.........................................................................       424,313
                                                                                                    ------------
                                                                                                       3,196,622
                                                                                                    ------------
           TEXTILES (0.2%)
 10,100    Springs Industries, Inc. (Class A).....................................................       325,094
                                                                                                    ------------
           TOBACCO (0.4%)
 15,200    Philip Morris Companies, Inc...........................................................       403,750
 17,600    UST, Inc...............................................................................       258,500
                                                                                                    ------------
                                                                                                         662,250
                                                                                                    ------------
           TOOLS/HARDWARE (0.7%)
  8,700    Black & Decker Corp....................................................................       342,019
  7,500    Briggs & Stratton Corp.................................................................       256,875
 11,900    Snap-On, Inc...........................................................................       316,838
 12,600    Stanley Works..........................................................................       299,250
                                                                                                    ------------
                                                                                                       1,214,982
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.1%)
  7,400    Grainger (W.W.), Inc...................................................................       228,013
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $139,999,986).........................................................   167,276,751
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (1.1%)
           REPURCHASE AGREEMENT
           The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $1,905,253) (a)
 $$1,905
             (IDENTIFIED COST $1,904,882).........................................................  $  1,904,882
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $141,904,868) (B)........................................................   97.7%    169,181,633

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.3       4,033,422
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 173,215,055
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $1,890,241 Federal Home Loan Banks 6.75% due 05/01/02 valued at $1,943,015.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $47,604,535 and the aggregate gross unrealized depreciation is $20,327,770, resulting in net unrealized appreciation of $27,276,765.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.6%)
           ADVERTISING (0.6%)
   7,100   Omnicom Group, Inc.....................................................................  $    632,349
                                                                                                    ------------
           AEROSPACE (3.9%)
  87,300   United Technologies Corp...............................................................     5,139,787
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.0%)
  17,300   Anheuser-Busch Companies, Inc..........................................................     1,292,094
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (1.0%)
  29,100   PepsiCo, Inc...........................................................................     1,293,131
                                                                                                    ------------
           BIOTECHNOLOGY (1.0%)
   8,200   Amgen Inc.*............................................................................       576,050
   1,200   Genentech, Inc.*.......................................................................       206,400
   5,300   MedImmune, Inc.*.......................................................................       391,869
   3,100   Tularik Inc.*..........................................................................        91,062
                                                                                                    ------------
                                                                                                       1,265,381
                                                                                                    ------------
           BROADCASTING (2.2%)
  18,700   AMFM, Inc.*............................................................................     1,290,300
  21,600   Clear Channel Communications, Inc.*....................................................     1,620,000
                                                                                                    ------------
                                                                                                       2,910,300
                                                                                                    ------------
           BUILDING MATERIALS/DIY CHAINS (2.8%)
  73,350   Home Depot, Inc. (The)*................................................................     3,662,916
                                                                                                    ------------
           CABLE TELEVISION (3.5%)
  73,700   AT&T Corp. - Liberty Media Group (Class A)*............................................     1,787,225
  23,800   Comcast Corp. (Class A Special)*.......................................................       965,387
   4,300   Comcast Corp. (Class A)*...............................................................       167,969
  21,300   MediaOne Group, Inc.*..................................................................     1,412,483
   8,800   TV Guide, Inc. (Class A)*..............................................................       301,400
                                                                                                    ------------
                                                                                                       4,634,464
                                                                                                    ------------
           CELLULAR TELEPHONE (1.2%)
  10,700   AT&T Wireless Group, Inc.*.............................................................       298,262
  21,400   Crown Castle International Corp.*......................................................       779,762
   7,700   Nextel Communications, Inc. (Class A)*.................................................       471,144
                                                                                                    ------------
                                                                                                       1,549,168
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.8%)
  29,000   Intimate Brands, Inc...................................................................       572,750
  22,000   Limited (The), Inc.....................................................................       475,750
                                                                                                    ------------
                                                                                                       1,048,500
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER COMMUNICATIONS (4.9%)
  88,500   Cisco Systems, Inc.*...................................................................  $  5,625,281
   5,000   Juniper Networks, Inc.*................................................................       727,500
                                                                                                    ------------
                                                                                                       6,352,781
                                                                                                    ------------
           COMPUTER SOFTWARE (4.6%)
  46,000   Microsoft Corp.*.......................................................................     3,677,125
  27,900   Oracle Corp.*..........................................................................     2,343,600
                                                                                                    ------------
                                                                                                       6,020,725
                                                                                                    ------------
           DISCOUNT CHAINS (1.7%)
  16,700   Costco Wholesale Corp.*................................................................       551,100
  29,200   Wal-Mart Stores, Inc...................................................................     1,682,650
                                                                                                    ------------
                                                                                                       2,233,750
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.4%)
   1,800   Exfo Electro-Optical Engineering Inc. (Canada)*........................................        78,975
  14,200   JDS Uniphase Corp.*....................................................................     1,701,337
                                                                                                    ------------
                                                                                                       1,780,312
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (2.9%)
  28,400   American Express Co....................................................................     1,480,350
  38,000   Citigroup, Inc.........................................................................     2,289,500
                                                                                                    ------------
                                                                                                       3,769,850
                                                                                                    ------------
           DIVERSIFIED MANUFACTURING (6.0%)
 166,300   Tyco International Ltd. (Bermuda)......................................................     7,878,462
                                                                                                    ------------
           E.D.P. PERIPHERALS (0.9%)
  11,100   EMC Corp.*.............................................................................       854,006
   6,200   Seagate Technology, Inc.*..............................................................       341,000
                                                                                                    ------------
                                                                                                       1,195,006
                                                                                                    ------------
           E.D.P. SERVICES (0.2%)
   3,500   StorageNetworks, Inc.*.................................................................       315,875
                                                                                                    ------------
           ELECTRIC UTILITIES (0.2%)
   8,500   Montana Power Co.......................................................................       300,156
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.0%)
   1,400   Capstone Turbine Corp.*................................................................        63,262
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.0%)
   2,200   Stratos Lightwave, Inc.*...............................................................        61,187
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.9%)
   6,700   Hewlett-Packard Co.....................................................................       836,662
  10,800   International Business Machines Corp...................................................     1,183,275
  19,700   Sun Microsystems, Inc.*................................................................     1,791,469
                                                                                                    ------------
                                                                                                       3,811,406
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.2%)
  28,300   Applied Materials, Inc.*...............................................................  $  2,564,687
   8,000   ASM Lithography Holding NV (Netherlands)*..............................................       352,500
                                                                                                    ------------
                                                                                                       2,917,187
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.1%)
   6,000   Spectrasite Holdings, Inc.*............................................................       170,250
                                                                                                    ------------
           FINANCE COMPANIES (0.8%)
  19,100   Fannie Mae.............................................................................       996,781
                                                                                                    ------------
           FOOD CHAINS (0.7%)
  19,200   Safeway Inc.*..........................................................................       866,400
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
  14,700   HCA-The Healthcare Corp................................................................       446,512
                                                                                                    ------------
           INTERNET SERVICES (0.9%)
  13,500   Genuity Inc.*..........................................................................       124,875
   3,500   Inktomi Corp.*.........................................................................       413,875
   1,100   VeriSign, Inc.*........................................................................       193,944
   3,800   Yahoo! Inc.*...........................................................................       470,725
                                                                                                    ------------
                                                                                                       1,203,419
                                                                                                    ------------
           MAJOR BANKS (2.3%)
  45,400   Bank of New York Co., Inc..............................................................     2,111,100
  26,300   FleetBoston Financial Corp.............................................................       894,200
                                                                                                    ------------
                                                                                                       3,005,300
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (12.9%)
  10,800   Abbott Laboratories....................................................................       481,275
  32,700   American Home Products Corp............................................................     1,921,125
  16,200   Bristol-Myers Squibb Co................................................................       943,650
  19,600   Johnson & Johnson......................................................................     1,996,750
   5,700   Lilly (Eli) & Co.......................................................................       569,287
  18,100   Merck & Co., Inc.......................................................................     1,386,912
 155,175   Pfizer Inc.............................................................................     7,448,400
  32,164   Pharmacia Corp.........................................................................     1,662,477
   8,800   Schering-Plough Corp...................................................................       444,400
                                                                                                    ------------
                                                                                                      16,854,276
                                                                                                    ------------
           MAJOR U.S. TELECOMMUNICATIONS (3.1%)
     600   AT&T Corp..............................................................................        18,975
   6,300   BellSouth Corp.........................................................................       268,537
  30,100   GTE Corp...............................................................................     1,873,725
  14,700   Sprint Corp. (FON Group)...............................................................       749,700
  25,000   WorldCom, Inc.*........................................................................     1,146,875
                                                                                                    ------------
                                                                                                       4,057,812
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDIA CONGLOMERATES (2.9%)
  35,100   Time Warner Inc........................................................................  $  2,667,600
  16,090   Viacom, Inc. (Class B)*................................................................     1,097,137
                                                                                                    ------------
                                                                                                       3,764,737
                                                                                                    ------------
           MEDICAL SPECIALTIES (0.3%)
   6,700   PE Corporation-PE Biosystems Group.....................................................       441,363
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (1.6%)
  31,800   General Dynamics Corp..................................................................     1,661,550
   5,300   General Motors Corp. (Class H).........................................................       465,075
                                                                                                    ------------
                                                                                                       2,126,625
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.1%)
  11,900   American International Group, Inc......................................................     1,398,250
                                                                                                    ------------
           MULTI-SECTOR COMPANIES (5.2%)
 110,200   General Electric Co....................................................................     5,840,600
  18,800   Textron, Inc...........................................................................     1,021,075
                                                                                                    ------------
                                                                                                       6,861,675
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.4%)
   6,800   Tiffany & Co...........................................................................       459,000
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.7%)
  12,040   Global Crossing Ltd. (Bermuda)*........................................................       316,803
   3,500   NEXTLINK Communications, Inc. (Class A)*...............................................       132,781
   8,100   Pinnacle Holdings Inc.*................................................................       437,400
                                                                                                    ------------
                                                                                                         886,984
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (0.5%)
  12,400   Procter & Gamble Co....................................................................       709,900
                                                                                                    ------------
           PACKAGED FOODS (0.4%)
   6,700   Quaker Oats Company (The)..............................................................       503,338
                                                                                                    ------------
           RESTAURANTS (0.2%)
   7,300   Brinker International, Inc.*...........................................................       213,525
                                                                                                    ------------
           SEMICONDUCTORS (9.1%)
   3,400   Analog Devices, Inc.*..................................................................       258,400
   3,200   Broadcom Corp. (Class A)*..............................................................       700,600
   6,100   Infineon Techologies AG (ADR) (Germany)*...............................................       483,425
  42,100   Intel Corp.............................................................................     5,625,613
  10,700   Intersil Holding Corp.*................................................................       577,800
  23,500   Maxim Integrated Products, Inc.*.......................................................     1,595,063

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   1,400   PMC - Sierra, Inc.*....................................................................  $    248,675
  34,400   Texas Instruments, Inc.................................................................     2,362,850
                                                                                                    ------------
                                                                                                      11,852,426
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.2%)
   8,100   Keebler Foods Co.......................................................................       300,713
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (7.2%)
  31,400   American Tower Corp. (Class A).........................................................     1,308,988
   4,800   CIENA Corp.*...........................................................................       799,800
   4,100   Corning Inc............................................................................     1,106,488
  22,200   Lucent Technologies Inc................................................................     1,315,350
  58,400   Motorola, Inc..........................................................................     1,697,250
  46,100   Nortel Networks Corp. (Canada).........................................................     3,146,325
                                                                                                    ------------
                                                                                                       9,374,201
                                                                                                    ------------
           TOBACCO (0.8%)
  38,600   Philip Morris Companies, Inc...........................................................     1,025,313
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $101,908,143).........................................................   127,646,849
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (3.1%)
           REPURCHASE AGREEMENT
$  4,045   The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $4,047,750) (a)
             (IDENTIFIED COST $4,045,390).........................................................  $  4,045,390
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $105,953,533) (B) .......................................................  100.7%    131,692,239

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.7)       (903,585)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 130,788,654
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
ADR  American Depository Receipt
(a) Collateralized by $4,097,256 Federal Home Loan Banks 6.75% due 05/01/02 valued at $4,126,372.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $28,043,250 and the aggregate gross unrealized depreciation is $2,304,544, resulting in net unrealized appreciation of $25,738,706.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (98.0%)
           ADVERTISING (0.6%)
  57,000   Omnicom Group, Inc.....................................................................  $  5,076,562
                                                                                                    ------------
           ALCOHOLIC BEVERAGES (1.9%)
 145,000   Anheuser-Busch Companies, Inc..........................................................    10,829,687
  81,000   Coors (Adolph) Co. (Class B)...........................................................     4,900,500
                                                                                                    ------------
                                                                                                      15,730,187
                                                                                                    ------------
           BEVERAGES - NON-ALCOHOLIC (1.8%)
 321,600   PepsiCo, Inc...........................................................................    14,291,100
                                                                                                    ------------
           BIOTECHNOLOGY (6.2%)
  19,000   Abgenix, Inc.*.........................................................................     2,276,437
  77,000   Amgen Inc.*............................................................................     5,409,250
  79,300   Cephalon, Inc.*........................................................................     4,857,125
 102,300   COR Therapeutics, Inc.*................................................................     8,721,075
  30,000   Human Genome Sciences, Inc.*...........................................................     3,999,375
  49,000   IDEC Pharmaceuticals Corp.*............................................................     5,745,250
  25,000   ImClone Systems, Inc.*.................................................................     1,910,937
  46,000   Immunex Corp.*.........................................................................     2,274,125
 160,000   MedImmune, Inc.*.......................................................................    11,830,000
  38,400   Millennium Pharmaceuticals, Inc.*......................................................     4,293,600
  25,000   QLT PhotoTherapeutics Inc. (Canada)*...................................................     1,940,625
                                                                                                    ------------
                                                                                                      53,257,799
                                                                                                    ------------
           BROADCASTING (2.6%)
  95,900   Clear Channel Communications, Inc.*....................................................     7,192,500
 100,000   Infinity Broadcasting Corp. (Series A)*................................................     3,643,750
  69,000   Univision Communications, Inc. (Class A)*..............................................     7,141,500
 226,000   USA Networks, Inc.*....................................................................     4,887,250
                                                                                                    ------------
                                                                                                      22,865,000
                                                                                                    ------------
           CABLE TELEVISION (2.3%)
 178,600   AT&T Corp. - Liberty Media Group (Class A)*............................................     4,331,050
  62,000   Cablevision Systems Corp. (Class A)*...................................................     4,208,250
 119,000   Comcast Corp. (Class A Special)*.......................................................     4,826,937
 140,100   Cox Communications, Inc. (Class A)*....................................................     6,383,306
                                                                                                    ------------
                                                                                                      19,749,543
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CELLULAR TELEPHONE (0.1%)
  20,200   Sprint Corp. (PCS Group)*..............................................................  $  1,201,900
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (3.1%)
 257,500   Cisco Systems, Inc.*...................................................................    16,367,344
  44,300   Extreme Networks, Inc.*................................................................     4,648,731
  40,400   Juniper Networks, Inc.*................................................................     5,878,200
                                                                                                    ------------
                                                                                                      26,894,275
                                                                                                    ------------
           COMPUTER SOFTWARE (6.0%)
  42,000   Check Point Software Technologies Ltd. (Israel)*.......................................     8,914,500
  15,400   E.piphany, Inc.*.......................................................................     1,650,687
  31,700   i2 Technologies, Inc.*.................................................................     3,304,725
  22,400   Mercury Interactive Corp.*.............................................................     2,167,200
  20,000   Micromuse Inc.*........................................................................     3,308,750
 240,600   Oracle Corp.*..........................................................................    20,210,400
   1,000   Oracle Corp. (Japan)...................................................................       362,264
     900   Oracle Corp. (Japan)*..................................................................       330,708
  53,800   Siebel Systems, Inc.*..................................................................     8,799,662
  25,200   Veritas Software Corp.*................................................................     2,847,600
                                                                                                    ------------
                                                                                                      51,896,496
                                                                                                    ------------
           CONTRACT DRILLING (3.2%)
 200,200   ENSCO International Inc................................................................     7,169,662
  69,100   Global Marine, Inc.*...................................................................     1,947,756
 110,400   Nabors Industries, Inc.*...............................................................     4,588,500
 100,000   Noble Drilling Corp.*..................................................................     4,118,750
  85,000   R&B Falcon Corp.*......................................................................     2,002,812
 160,000   Rowan Companies, Inc.*.................................................................     4,860,000
  56,900   Transocean Sedco Forex Inc.*...........................................................     3,040,594
                                                                                                    ------------
                                                                                                      27,728,074
                                                                                                    ------------
           DEPARTMENT STORES (0.3%)
  53,200   Kohl's Corp.*..........................................................................     2,959,250
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (0.7%)
 142,500   Paychex, Inc...........................................................................     5,985,000
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (1.7%)
   5,700   Exfo Electro-Optical Engineering Inc. (Canada)*........................................       250,087
  82,000   JDS Uniphase Corp.*....................................................................     9,824,625
 100,000   Koninklijke (Royal ) Philips Electronics NV (Netherlands)..............................     4,714,736
                                                                                                    ------------
                                                                                                      14,789,448
                                                                                                    ------------
           DIVERSIFIED FINANCIAL SERVICES (3.7%)
 132,000   American Express Co....................................................................     6,880,500
 172,000   AXA Financial, Inc.....................................................................     5,848,000

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 273,300   Citigroup, Inc.........................................................................  $ 16,466,325
  30,000   Providian Financial Corp...............................................................     2,700,000
                                                                                                    ------------
                                                                                                      31,894,825
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.5%)
 142,400   EMC Corp.*.............................................................................    10,955,900
  29,300   Network Appliance, Inc.*...............................................................     2,356,819
                                                                                                    ------------
                                                                                                      13,312,719
                                                                                                    ------------
           E.D.P. SERVICES (0.7%)
   1,600   Amdocs Ltd.*...........................................................................       122,800
  63,300   Automatic Data Processing, Inc.........................................................     3,390,506
  29,000   First Data Corp........................................................................     1,439,125
  14,700   StorageNetworks, Inc.*.................................................................     1,326,675
                                                                                                    ------------
                                                                                                       6,279,106
                                                                                                    ------------
           ELECTRIC UTILITIES (0.3%)
  41,000   Calpine Corp.*.........................................................................     2,695,750
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.1%)
  16,900   Capstone Turbine Corp.*................................................................       763,669
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.4%)
  50,700   Flextronics International, Ltd. (Singapore)*...........................................     3,482,456
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (2.1%)
 176,000   Dell Computer Corp.*...................................................................     8,679,000
  29,000   Hewlett-Packard Co.....................................................................     3,621,375
  66,800   Sun Microsystems, Inc.*................................................................     6,074,625
                                                                                                    ------------
                                                                                                      18,375,000
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (1.8%)
 121,700   Applied Materials, Inc.*...............................................................    11,029,062
  93,110   ASM Lithography Holding N.V. (Netherlands)*............................................     4,102,659
                                                                                                    ------------
                                                                                                      15,131,721
                                                                                                    ------------
           FINANCE COMPANIES (0.3%)
  66,000   Capital One Financial Corp.............................................................     2,945,250
                                                                                                    ------------
           FOOD CHAINS (0.2%)
  41,300   Safeway Inc.*..........................................................................     1,863,662
                                                                                                    ------------
           GENERIC DRUGS (2.4%)
 145,000   Alpharma Inc. (Class A)................................................................     9,026,250
 210,000   Ivax Corp.*............................................................................     8,715,000
  52,000   Watson Pharmaceuticals, Inc.*..........................................................     2,795,000
                                                                                                    ------------
                                                                                                      20,536,250
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.2%)
  56,000   HCA-The Healthcare Corp................................................................     1,701,000
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE BROKERS/SERVICES (0.6%)
  50,000   Marsh & McLennan Companies, Inc........................................................  $  5,221,875
                                                                                                    ------------
           INTERNET SERVICES (2.1%)
  52,700   Art Technology Group, Inc.*............................................................     5,319,406
  68,700   BEA Systems, Inc.*.....................................................................     3,392,062
  69,400   BroadVision, Inc.*.....................................................................     3,522,050
  24,100   VeriSign, Inc.*........................................................................     4,249,131
  23,700   Virage, Inc.*..........................................................................       428,081
   8,200   webMethods, Inc.*......................................................................     1,288,937
                                                                                                    ------------
                                                                                                      18,199,667
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (2.8%)
   9,600   Donaldson, Lufkin & Jenrette, Inc......................................................       407,400
 120,000   Lehman Brothers Holdings, Inc..........................................................    11,347,500
  90,000   Merrill Lynch & Co., Inc...............................................................    10,350,000
  32,000   Paine Webber Group, Inc................................................................     1,456,000
  20,400   Schwab (Charles) Corp..................................................................       685,950
                                                                                                    ------------
                                                                                                      24,246,850
                                                                                                    ------------
           MAJOR BANKS (2.1%)
 235,400   Bank of New York Co., Inc..............................................................    10,946,100
  64,900   State Street Corp......................................................................     6,883,456
                                                                                                    ------------
                                                                                                      17,829,556
                                                                                                    ------------
           MAJOR PHARMACEUTICALS (6.5%)
  47,400   Abbott Laboratories....................................................................     2,112,263
 213,000   American Home Products Corp............................................................    12,513,750
  50,100   Aventis S.A. (France)..................................................................     3,655,490
  45,000   Johnson & Johnson......................................................................     4,584,375
  19,100   Lilly (Eli) & Co.......................................................................     1,907,613
 487,250   Pfizer Inc.............................................................................    23,388,000
  60,000   Pharmacia Corp.........................................................................     3,101,250
  69,000   Smithkline Beecham PLC (ADR) (United Kingdom)..........................................     4,497,938
                                                                                                    ------------
                                                                                                      55,760,679
                                                                                                    ------------
           MANAGED HEALTH CARE (0.8%)
  82,400   UnitedHealth Group Inc.................................................................     7,065,800
                                                                                                    ------------
           MEDIA CONGLOMERATES (4.1%)
 296,000   Disney (Walt) Co. (The)................................................................    11,488,500
 123,900   Fox Entertainment Group, Inc. (Series A)*..............................................     3,763,463

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 114,004   News Corporation Ltd. (The) (ADR) (Australia)..........................................  $  6,213,218
 208,000   Viacom, Inc. (Class B)*................................................................    14,183,000
                                                                                                    ------------
                                                                                                      35,648,181
                                                                                                    ------------
           MEDICAL SPECIALTIES (2.6%)
  73,400   ALZA Corp. (Class A)*..................................................................     4,339,775
  21,900   Bausch & Lomb, Inc.....................................................................     1,694,513
 100,000   Cytyc Corp.*...........................................................................     5,331,250
  28,000   Inhale Therapeutic Systems, Inc.*......................................................     2,840,250
  27,900   MiniMed, Inc.*.........................................................................     3,299,175
  60,000   Novoste Corp.*.........................................................................     3,660,000
   7,000   Qiagen N.V. (Netherlands)*.............................................................     1,211,000
                                                                                                    ------------
                                                                                                      22,375,963
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (1.0%)
  59,000   Andrx Corp.*...........................................................................     3,768,625
  60,000   Cardinal Health, Inc...................................................................     4,440,000
                                                                                                    ------------
                                                                                                       8,208,625
                                                                                                    ------------
           METALS FABRICATIONS (0.2%)
  68,700   Grant Predico, Inc.*...................................................................     1,717,500
                                                                                                    ------------
           MID - SIZED BANKS (0.9%)
 117,400   Northern Trust Corp....................................................................     7,631,000
                                                                                                    ------------
           MILITARY/GOV'T/TECHNICAL (0.3%)
  30,900   General Motors Corp. (Class H)*........................................................     2,711,475
                                                                                                    ------------
           MULTI-LINE INSURANCE (3.1%)
 174,700   American International Group, Inc......................................................    20,527,250
  33,000   AXA (ADR) (France).....................................................................     2,625,563
  66,500   Hartford Financial Services Group, Inc.................................................     3,719,844
                                                                                                    ------------
                                                                                                      26,872,657
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.6%)
  50,000   Anardarko Petroleum Corp...............................................................     2,465,625
  80,000   Apache Corp............................................................................     4,705,000
  46,000   Devon Energy Corp......................................................................     2,584,625
 130,000   EOG Resources, Inc.....................................................................     4,355,000
                                                                                                    ------------
                                                                                                      14,110,250
                                                                                                    ------------
           OIL/GAS TRANSMISSION (0.9%)
  61,000   Dynegy, Inc. (Class A).................................................................     4,167,063
  61,000   Enron Corp.............................................................................     3,934,500
                                                                                                    ------------
                                                                                                       8,101,563
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OILFIELD SERVICES/EQUIPMENT (3.1%)
 132,900   BJ Services Co.*.......................................................................  $  8,306,250
  40,000   Cooper Cameron Corp.*..................................................................     2,640,000
 149,100   Schlumberger Ltd.......................................................................    11,126,588
  40,700   Smith International, Inc.*.............................................................     2,963,469
  47,000   Weatherford International, Inc.*.......................................................     1,871,188
                                                                                                    ------------
                                                                                                      26,907,495
                                                                                                    ------------
           OTHER PHARMACEUTICALS (4.1%)
  75,000   Allergan, Inc..........................................................................     5,587,500
 109,300   Celgene Corp.*.........................................................................     6,435,038
  38,000   Elan Corp. PLC (ADR) (Ireland)*........................................................     1,840,625
  43,800   Forest Laboratories, Inc.*.............................................................     4,423,800
  59,000   Sepracor, Inc.*........................................................................     7,113,188
 175,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel).....................................     9,701,563
                                                                                                    ------------
                                                                                                      35,101,714
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (0.0%)
   8,800   NEXTLINK Communications, Inc. (Class A)*...............................................       333,850
                                                                                                    ------------
           PACKAGE GOODS/COSMETICS (0.4%)
  87,100   Avon Products, Inc.....................................................................     3,875,950
                                                                                                    ------------
           PACKAGED FOODS (0.5%)
  59,200   Quaker Oats Company (The)..............................................................     4,447,400
                                                                                                    ------------
           PRECISION INSTRUMENTS (0.1%)
   3,900   Waters Corp.*..........................................................................       486,769
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.5%)
  16,100   ACE, Ltd. (Bermuda)....................................................................       450,800
  56,500   Chubb Corp.............................................................................     3,474,750
                                                                                                    ------------
                                                                                                       3,925,550
                                                                                                    ------------
           RECREATIONAL PRODUCTS/TOYS (0.2%)
  80,000   Callaway Golf Co.......................................................................     1,305,000
                                                                                                    ------------
           SEMICONDUCTORS (8.8%)
  52,900   Advanced Micro Devices, Inc.*..........................................................     4,086,525
  10,000   Broadcom Corp. (Class A)*..............................................................     2,189,375
 164,400   Intel Corp.............................................................................    21,967,950
 310,000   Micron Technology, Inc.*...............................................................    27,299,375
  36,000   SDL, Inc.*.............................................................................    10,266,750
  45,700   STMicroelectronics NV (France).........................................................     2,933,369

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  49,000   Texas Instruments, Inc.................................................................  $  3,365,688
  47,000   Xilinx, Inc.*..........................................................................     3,880,438
                                                                                                    ------------
                                                                                                      75,989,470
                                                                                                    ------------
           SPECIALTY FOODS/CANDY (0.2%)
  44,000   Keebler Foods Co.*.....................................................................     1,633,500
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (6.3%)
   9,200   Accelerated Networks, Inc.*............................................................       387,550
  70,000   CIENA Corp.*...........................................................................    11,663,750
  65,100   Comverse Technology, Inc.*.............................................................     6,054,300
  64,000   Corning Inc............................................................................    17,272,000
   5,100   New Focus, Inc.*.......................................................................       418,838
 105,200   Nortel Networks Corp. (Canada).........................................................     7,179,900
  15,100   ONI Systems Corp.*.....................................................................     1,769,531
 113,000   Scientific - Atlanta, Inc..............................................................     8,418,500
  15,000   Sycamore Networks, Inc.*...............................................................     1,655,626
                                                                                                    ------------
                                                                                                      54,819,995
                                                                                                    ------------
           TOTAL COMMON STOCKS
           (IDENTIFIED COST $701,153,596).........................................................   845,934,376
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (6.2%)
           U.S. GOVERNMENT AGENCY (a) (6.1%)
$ 52,800   Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $52,780,728)................    52,780,728
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.1%)
$  1,235   The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $1,235,991) (b)
             (IDENTIFIED COST $1,235,270).........................................................  $  1,235,270
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $54,015,998)..........................................................    54,015,998
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $755,169,594) (C)........................................................  104.2%    899,950,374

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (4.2)    (36,543,040)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 863,407,334
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,230,315 Federal Loan Home Banks 6.75% due 02/01/02 valued at $1,259,998.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $152,700,227 and the aggregate gross unrealized depreciation is $7,919,447, resulting in net unrealized appreciation of $144,780,780.

FUTURE CONTRACTS OPEN AT JUNE 30, 2000:

                                         UNDERLYING
NUMBER OF     DESCRIPTION, DELIVERY     FACE AMOUNT        UNREALIZED
CONTRACTS        YEAR AND MONTH           AT VALUE        DEPRECIATION
-----------------------------------------------------------------------
   (228)          NASDAQ 100 Index      $87,027,600      $    (390,965)
                          SEP/2000

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENT JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (92.4%)
           BIOTECHNOLOGY (6.2%)
  24,900   Abgenix, Inc.*.........................................................................  $  2,983,331
   4,600   Affymetrix, Inc.*......................................................................       759,287
  14,200   Genentech, Inc.*.......................................................................     2,442,400
  12,900   Gilead Sciences, Inc.*.................................................................       917,512
  20,100   Human Genome Sciences, Inc.*...........................................................     2,679,581
                                                                                                    ------------
                                                                                                       9,782,111
                                                                                                    ------------
           BROADCASTING (6.3%)
  25,699   Clear Channel Communications, Inc......................................................     1,927,425
  31,800   Cox Radio, Inc. (Class A)*.............................................................       890,400
  38,000   Hispanic Broadcasting Corp.*...........................................................     1,258,750
  31,800   Univision Communications, Inc. (Class A)*..............................................     3,291,300
  73,600   Westwood One, Inc.*....................................................................     2,511,600
                                                                                                    ------------
                                                                                                       9,879,475
                                                                                                    ------------
           CABLE TELEVISION (4.7%)
  44,100   Cablevision Systems Corp. (Class A)*...................................................     2,993,287
  89,600   EchoStar Communications Corp. (Class A)*...............................................     2,968,000
  66,100   Mediacom Communications Corp. (Class A)*...............................................     1,016,287
  46,200   TCI Satellite Entertainment, Inc.*.....................................................       401,362
                                                                                                    ------------
                                                                                                       7,378,936
                                                                                                    ------------
           CATALOG/SPECIALTY DISTRIBUTION (0.9%)
  39,700   Amazon.com, Inc.*......................................................................     1,441,606
                                                                                                    ------------
           CLOTHING/SHOE/ACCESSORY STORES (0.5%)
  14,100   Talbot's, Inc. (The)...................................................................       774,619
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (6.8%)
   5,900   Foundry Networks, Inc.*................................................................       651,212
  69,200   Juniper Networks, Inc.*................................................................    10,068,600
                                                                                                    ------------
                                                                                                      10,719,812
                                                                                                    ------------
           COMPUTER SOFTWARE (10.8%)
   8,300   Phone.com, Inc.*.......................................................................       542,094
  23,200   Rational Software Corp.*...............................................................     2,154,700
  87,900   Siebel Systems, Inc.*..................................................................    14,377,144
                                                                                                    ------------
                                                                                                      17,073,938
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES (2.1%)
  28,100   CheckFree Holdings Corp.*..............................................................     1,448,906
  43,350   Paychex, Inc...........................................................................     1,820,700
                                                                                                    ------------
                                                                                                       3,269,606
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           E.D.P. SERVICES (0.1%)
   1,300   StorageNetworks, Inc.*.................................................................  $    117,325
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (2.9%)
  59,100   Metromedia Fiber Network, Inc. (Class A)*..............................................     2,345,531
  76,700   Spectrasite Holdings, Inc.*............................................................     2,176,362
                                                                                                    ------------
                                                                                                       4,521,893
                                                                                                    ------------
           INTERNET SERVICES (19.8%)
  10,600   Active Software, Inc.*.................................................................       823,487
   6,900   Akamai Technologies, Inc.*.............................................................       818,944
  45,500   Ariba, Inc.*...........................................................................     4,459,000
  24,500   Commerce One, Inc.*....................................................................     1,116,281
  41,600   Exodus Communications, Inc.*...........................................................     1,916,200
  31,600   Portal Software, Inc.*.................................................................     2,020,425
  24,600   Scient Corp.*..........................................................................     1,096,237
   2,100   Selectica Inc. *.......................................................................       146,212
  14,100   StarMedia Network, Inc.*...............................................................       266,138
  44,900   VeriSign, Inc.*........................................................................     7,916,431
  31,400   Viant Corp.*...........................................................................       930,225
  81,700   Vignette Corp.*........................................................................     4,248,400
  43,200   Yahoo! Inc.*...........................................................................     5,351,400
                                                                                                    ------------
                                                                                                      31,109,380
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (1.3%)
 126,000   E*TRADE Group, Inc.*...................................................................     2,071,125
                                                                                                    ------------
           INVESTMENT MANAGERS (1.6%)
  57,700   Price (T.) Rowe Associates, Inc........................................................     2,452,250
                                                                                                    ------------
           MEDICAL SPECIALTIES (1.1%)
  14,400   MiniMed, Inc.*.........................................................................     1,702,800
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (1.8%)
  43,700   Andrx Corp.*...........................................................................     2,791,338
                                                                                                    ------------
           OTHER CONSUMER SERVICES (2.4%)
  57,200   eBay, Inc.*............................................................................     3,103,100
  21,000   Homestore.com, Inc.*...................................................................       615,563
                                                                                                    ------------
                                                                                                       3,718,663
                                                                                                    ------------
           OTHER PHARMACEUTICALS (1.6%)
  20,700   Sepracor, Inc.*........................................................................     2,495,644
                                                                                                    ------------
           OTHER SPECIALTY STORES (1.2%)
  53,800   Bed Bath & Beyond Inc.*................................................................     1,946,888
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (3.8%)
  88,000   AT&T Canada, Inc. (Class B)*...........................................................     2,909,500

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENT JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  37,800   Global Crossing Ltd. (Bermuda)*........................................................  $    994,613
 102,000   McLeodUSA, Inc. (Class A)*.............................................................     2,110,125
                                                                                                    ------------
                                                                                                       6,014,238
                                                                                                    ------------
           SEMICONDUCTORS (11.3%)
  37,500   Altera Corp.*..........................................................................     3,820,313
  85,600   Maxim Integrated Products, Inc.*.......................................................     5,810,100
  98,600   Xilinx, Inc.*..........................................................................     8,140,663
                                                                                                    ------------
                                                                                                      17,771,076
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (1.0%)
  32,600   Healtheon/WebMD Corp.*.................................................................       480,850
  34,400   MedQuist Inc.*.........................................................................     1,169,600
                                                                                                    ------------
                                                                                                       1,650,450
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (4.2%)
  55,200   American Tower Corp. (Class A)*........................................................     2,301,150
   2,600   ONI Systems Corp.*.....................................................................       304,688
  13,100   Sonus Networks Inc.*...................................................................     2,068,163
  18,100   Sycamore Networks, Inc.*...............................................................     1,997,788
                                                                                                    ------------
                                                                                                       6,671,789
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $115,156,229).........................................................   145,354,962
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (7.6%)
           U.S. GOVERNMENT AGENCIES (a) (2.9%)
$  3,000   Federal Home Loan Banks 6.43% due 07/05/00.............................................     2,997,857
     870   Federal Home Loan Banks 6.45% due 07/05/00.............................................       869,376
     755   Federal Home Loan Banks 6.47% due 07/19/00.............................................       752,558
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $4,619,791)............................................................     4,619,791
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (4.7%)
$  7,323   The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $7,327,301) (b)
             (IDENTIFIED COST $7,323,029).........................................................  $  7,323,029
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $11,942,820)..........................................................    11,942,820
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $127,099,049) (C)........................................................  100.0%    157,297,782

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................    0.0         (45,736)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 157,252,046
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $7,416,917 Federal Home Loan Banks 6.75% due 05/01/02 valued at $7,469,622.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $40,860,971 and the aggregate gross unrealized depreciation is $10,662,238, resulting in net unrealized appreciation of $30,198,733.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

SHARES/PRINCIPAL
     AMOUNT                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (95.8%)
                  CANADA (4.0%)
                  BIOTECHNOLOGY
       45,000     QLT PhotoTherapeutics Inc.*.....................................................  $  3,493,125
                                                                                                    ------------
                  CABLE TELEVISION
       90,000     Videotron Group Ltd.............................................................     2,090,903
                                                                                                    ------------
                  INTERNATIONAL BANKS
       45,000     Bank of Montreal................................................................     1,899,439
                                                                                                    ------------

                  TOTAL CANADA....................................................................     7,483,467
                                                                                                    ------------

                  CHINA (1.0%)
                  OTHER TELECOMMUNICATIONS
      900,000     China Unicom Ltd.*..............................................................     1,899,124
                                                                                                    ------------
                  FINLAND (1.2%)
                  TELECOMMUNICATION EQUIPMENT
       44,000     Nokia Corp. (ADR) (Class A).....................................................     2,197,250
                                                                                                    ------------
                  FRANCE (8.2%)
                  E.D.P. SERVICES
        6,700     Cap Gemini S.A..................................................................     1,179,782
                                                                                                    ------------
                  ELECTRONIC DATA PROCESSING
      152,000     Bull S.A.*......................................................................     1,331,732
                                                                                                    ------------
                  INTERNATIONAL BANKS
       28,800     Societe Generale (Series A).....................................................     1,731,663
                                                                                                    ------------
                  MULTI-SECTOR COMPANIES
       30,000     Lagardere S.C.A.................................................................     2,290,560
       18,000     Vivendi S.A.....................................................................     1,588,217
                                                                                                    ------------
                                                                                                       3,878,777
                                                                                                    ------------
                  OIL REFINING/MARKETING
       24,122     TotalFina Elf...................................................................     3,697,339
                                                                                                    ------------
                  TELECOMMUNICATION EQUIPMENT
       55,000     Alcatel.........................................................................     3,606,200
                                                                                                    ------------
                  TOTAL FRANCE....................................................................    15,425,493
                                                                                                    ------------

                  GERMANY (3.1%)
                  INTERNATIONAL BANKS
       27,000     Bayerische Hypo-Und Vereinsbank AG..............................................     1,754,855
                                                                                                    ------------
                  MAJOR CHEMICALS
       46,000     Bayer AG........................................................................     1,791,218
                                                                                                    ------------
SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MULTI-SECTOR COMPANIES
       45,000     E. ON AG*.......................................................................  $  2,207,527
                                                                                                    ------------

                  TOTAL GERMANY...................................................................     5,753,600
                                                                                                    ------------

                  GREECE (0.4%)
                  TELECOMMUNICATIONS
       65,000     Hellenic Telecommunication Organization S.A. (OTE) (ADR)*.......................       792,188
                                                                                                    ------------

                  HONG KONG (1.2%)
                  INTERNATIONAL BANKS
      100,000     Dao Heng Bank Group Ltd.........................................................       442,552
                                                                                                    ------------
                  REAL ESTATE
      500,000     Wharf (Holdings) Ltd. (The)*....................................................       894,724
                                                                                                    ------------
                  UTILITIES
      201,000     CLP Holdings Ltd................................................................       935,939
                                                                                                    ------------

                  TOTAL HONG KONG.................................................................     2,273,215
                                                                                                    ------------

                  ITALY (0.5%)
                  MULTI-SECTOR COMPANIES
      710,000     Finmeccanica SpA *..............................................................       975,779
                                                                                                    ------------

                  JAPAN (14.1%)
                  CELLULAR TELEPHONE
           50     NTT DoCoMo, Inc.................................................................     1,353,774
                                                                                                    ------------
                  CONSUMER ELECTRONICS/APPLIANCES
       65,000     Pioneer Corp....................................................................     2,532,547
       14,000     Sony Corp.......................................................................     1,307,547
                                                                                                    ------------
                                                                                                       3,840,094
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
      110,000     Hitachi Ltd.....................................................................     1,587,736
                                                                                                    ------------
                  ELECTRONIC COMPONENTS
       14,000     TDK Corp........................................................................     2,012,830
                                                                                                    ------------
                  ELECTRONIC DATA PROCESSING
       35,000     Fujitsu Ltd.....................................................................     1,211,792
                                                                                                    ------------
                  INDUSTRIAL MACHINERY/COMPONENTS
       22,000     Fanuc Ltd.......................................................................     2,239,434
                                                                                                    ------------
                  INVESTMENT BANKERS/BROKERS/SERVICES
       80,000     Nomura Securities Co., Ltd......................................................     1,958,491
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MOTOR VEHICLES
       90,000     Suzuki Motor Corp...............................................................  $  1,161,509
                                                                                                    ------------
                  OTHER PHARMACEUTICALS
       27,000     Yamanouchi Pharmaceutical Co., Ltd..............................................     1,474,811
                                                                                                    ------------
                  PACKAGE GOODS/COSMETICS
       10,000     Uni-Charm Corp..................................................................       605,660
                                                                                                    ------------
                  PHOTOGRAPHIC PRODUCTS
      300,000     Konica Corp.....................................................................     2,547,170
                                                                                                    ------------
                  RAILROADS
          200     East Japan Railway Co...........................................................     1,162,264
                                                                                                    ------------
                  RECREATIONAL PRODUCTS/TOYS
       25,500     Enix Corp.......................................................................     1,474,670
                                                                                                    ------------
                  SEMICONDUCTORS
        8,000     Rohm Co., Ltd...................................................................     2,339,623
                                                                                                    ------------
                  TELECOMMUNICATIONS
          120     Nippon Telegraph & Telephone Corp...............................................     1,596,226
                                                                                                    ------------

                  TOTAL JAPAN.....................................................................    26,566,084
                                                                                                    ------------
                  MEXICO (0.8%)
                  TELECOMMUNICATIONS
       25,000     Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)..............................     1,428,125
                                                                                                    ------------

                  NETHERLANDS (4.3%)
                  DIVERSIFIED ELECTRONIC PRODUCTS
       48,000     Koninklijke (Royal) Philips Electronics NV......................................     2,263,073
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
       31,000     ING Groep NV....................................................................     2,094,717
                                                                                                    ------------
                  LIFE INSURANCE
       60,000     Aegon N.V.......................................................................     2,134,229
                                                                                                    ------------
                  PAINTS/COATINGS
       40,000     Akzo Nobel N.V..................................................................     1,698,832
                                                                                                    ------------

                  TOTAL NETHERLANDS...............................................................     8,190,851
                                                                                                    ------------
                  SINGAPORE (0.9%)
                  AIRLINES
       95,000     Singapore Airlines Ltd.*........................................................       939,723
                                                                                                    ------------
SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  NEWSPAPERS
       50,000     Singapore Press Holdings Ltd....................................................  $    780,934
                                                                                                    ------------

                  TOTAL SINGAPORE.................................................................     1,720,657
                                                                                                    ------------

                  SOUTH KOREA (2.1%)
                  CELLULAR TELEPHONE
       45,000     SK Telecom Co., Ltd. (ADR)......................................................     1,634,063
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
       12,000     Samsung Electronics (GDR) *.....................................................     2,358,000
                                                                                                    ------------

                  TOTAL SOUTH KOREA...............................................................     3,992,063
                                                                                                    ------------

                  SPAIN (3.1%)
                  MEDIA CONGLOMERATES
      100,000     Grupo Prisa, S.A.*..............................................................     2,319,192
                                                                                                    ------------
                  NON - U.S. UTILITIES
       60,000     Union Electrica Fenosa, S.A.....................................................     1,085,153
                                                                                                    ------------
                  TELECOMMUNICATIONS
       38,984     Telefonica S.A. (ADR)*..........................................................     2,497,413
                                                                                                    ------------

                  TOTAL SPAIN.....................................................................     5,901,758
                                                                                                    ------------

                  SWEDEN (1.8%)
                  MULTI-SECTOR COMPANIES
      130,000     Investor AB (B Shares)..........................................................     1,781,227
                                                                                                    ------------
                  TELECOMMUNICATION EQUIPMENT
       84,000     Telefonaktiebolaget LM Ericsson AB (Series "B" Free)............................     1,666,724
                                                                                                    ------------

                  TOTAL SWEDEN....................................................................     3,447,951
                                                                                                    ------------

                  SWITZERLAND (3.2%)
                  BUILDING MATERIALS
        1,340     Holderbank Financiere Glarus AG (B Shares)......................................     1,640,950
                                                                                                    ------------
                  INTERNATIONAL BANKS
        8,600     UBS AG (Registered Shares)......................................................     1,258,511
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
          160     Roche Holdings AG...............................................................     1,555,719
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  PACKAGED FOODS
          800     Nestle S.A. (Registered Shares).................................................  $  1,599,314
                                                                                                    ------------

                  TOTAL SWITZERLAND...............................................................     6,054,494
                                                                                                    ------------

                  UNITED KINGDOM (10.9%)
                  AEROSPACE
      185,000     BAE Systems PLC.................................................................     1,155,495
      340,543     Rolls-Royce PLC.................................................................     1,210,637
                                                                                                    ------------
                                                                                                       2,366,132
                                                                                                    ------------
                  ALCOHOLIC BEVERAGES
      190,000     Diageo PLC......................................................................     1,708,077
                                                                                                    ------------
                  CELLULAR TELEPHONE
      342,234     Vodafone AirTouch PLC...........................................................     1,385,267
                                                                                                    ------------
                  COMPUTER/VIDEO CHAINS
      156,190     Dixons Group PLC................................................................       636,949
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
      100,000     Lloyds TSB Group PLC............................................................       945,984
      350,000     Old Mutual PLC..................................................................       770,697
                                                                                                    ------------
                                                                                                       1,716,681
                                                                                                    ------------
                  ELECTRIC UTILITIES
      130,000     Scottish Hydro-Electric Plc.....................................................     1,194,305
                                                                                                    ------------
                  INTEGRATED OIL COMPANIES
       25,256     BP Amoco PLC (ADR)..............................................................     1,428,543
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
       40,000     AstraZeneca Group PLC...........................................................     1,870,744
       65,000     SmithKline Beecham PLC..........................................................       852,371
                                                                                                    ------------
                                                                                                       2,723,115
                                                                                                    ------------
                  MOVIES/ENTERTAINMENT
      140,000     Carlton Communications PLC......................................................     1,804,040
                                                                                                    ------------
                  NEWSPAPERS
      102,000     United News & Media PLC.........................................................     1,469,004
                                                                                                    ------------
                  OIL & GAS PRODUCTION
      200,000     Enterprise Oil PLC..............................................................     1,670,632
                                                                                                    ------------
                  TELECOMMUNICATION EQUIPMENT
      180,000     Racal Electronics PLC...........................................................     1,222,502
                                                                                                    ------------
                  TELECOMMUNICATIONS
       90,000     British Telecommunications PLC..................................................     1,165,198
                                                                                                    ------------
                  TOTAL UNITED KINGDOM............................................................    20,490,445
                                                                                                    ------------
SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------

                  UNITED STATES (35.0%)
                  AEROSPACE
       90,900     Lockheed Martin Corp............................................................  $  2,255,456
                                                                                                    ------------
                  ALUMINUM
       40,000     Alcoa, Inc......................................................................     1,160,000
                                                                                                    ------------
                  AUTO PARTS: O.E.M.
        4,917     Visteon Corp.*..................................................................        59,613
                                                                                                    ------------
                  BIOTECHNOLOGY
       25,700     Human Genome Sciences, Inc.*....................................................     3,426,131
                                                                                                    ------------
                  CLOTHING/SHOE/ACCESSORY STORES
       45,300     Gap, Inc. (The).................................................................     1,415,625
                                                                                                    ------------
                  COMPUTER COMMUNICATIONS
       33,100     Cisco Systems, Inc.*............................................................     2,103,919
                                                                                                    ------------
                  CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS
       42,600     Caterpillar, Inc................................................................     1,443,075
                                                                                                    ------------
                  DIVERSIFIED ELECTRONIC PRODUCTS
       18,000     JDS Uniphase Corp.*.............................................................     2,156,625
       35,300     Rockwell International Corp.....................................................     1,111,950
                                                                                                    ------------
                                                                                                       3,268,575
                                                                                                    ------------
                  DIVERSIFIED FINANCIAL SERVICES
       26,400     American Express Co.............................................................     1,376,100
       23,450     Citigroup, Inc..................................................................     1,412,863
                                                                                                    ------------
                                                                                                       2,788,963
                                                                                                    ------------
                  DIVERSIFIED MANUFACTURING
       35,062     Honeywell International Inc.....................................................     1,181,151
                                                                                                    ------------
                  ELECTRONIC DATA PROCESSING
       43,800     Gateway, Inc.*..................................................................     2,485,650
       20,000     Hewlett-Packard Co..............................................................     2,497,500
       38,000     Sun Microsystems, Inc.*.........................................................     3,455,625
                                                                                                    ------------
                                                                                                       8,438,775
                                                                                                    ------------
                  FINANCE COMPANIES
       16,100     Fannie Mae......................................................................       840,219
                                                                                                    ------------
                  INTEGRATED OIL COMPANIES
       17,200     Chevron Corp....................................................................     1,458,775
       34,626     Exxon Mobil Corp................................................................     2,718,141
                                                                                                    ------------
                                                                                                       4,176,916
                                                                                                    ------------
                  INTERNET SERVICES
       21,400     America Online, Inc.*...........................................................     1,128,850
                                                                                                    ------------
                  MAJOR BANKS
       30,900     Chase Manhattan Corp. (The).....................................................     1,423,331
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------
                  MAJOR CHEMICALS
       35,400     Dow Chemical Co. (The)..........................................................  $  1,068,638
                                                                                                    ------------
                  MAJOR PHARMACEUTICALS
       22,800     American Home Products Corp.....................................................     1,339,500
       30,700     Lilly (Eli) & Co................................................................     3,066,163
                                                                                                    ------------
                                                                                                       4,405,663
                                                                                                    ------------
                  MANAGED HEALTH CARE
      167,500     Oxford Health Plans, Inc.*......................................................     3,988,594
                                                                                                    ------------
                  MEDIA CONGLOMERATES
       55,400     Disney (Walt) Co. (The).........................................................     2,150,213
                                                                                                    ------------
                  MEDICAL SPECIALTIES
       25,200     Baxter International, Inc.......................................................     1,771,875
        5,040     Edwards Lifesciences Corp.*.....................................................        93,240
                                                                                                    ------------
                                                                                                       1,865,115
                                                                                                    ------------
                  MILITARY/GOV'T/TECHNICAL
       27,600     General Motors Corp. (Class H)*.................................................     2,421,900
                                                                                                    ------------
                  MOTOR VEHICLES
       37,550     Ford Motor Co...................................................................     1,614,650
                                                                                                    ------------
                  OTHER SPECIALTY STORES
       50,200     Bed Bath & Beyond Inc.*.........................................................     1,816,613
                                                                                                    ------------
                  PACKAGE GOODS/COSMETICS
       24,600     Colgate-Palmolive Co............................................................     1,472,925
                                                                                                    ------------
                  PACKAGED FOODS
       54,600     General Mills, Inc..............................................................     2,088,450
                                                                                                    ------------
                  PAPER
       19,946     International Paper Co..........................................................       594,604
                                                                                                    ------------
                  PRECISION INSTRUMENTS
       30,228     Agilent Technologies, Inc.*.....................................................     2,229,315
                                                                                                    ------------
                  SAVINGS & LOAN ASSOCIATIONS
       53,400     Golden West Financial Corp......................................................     2,179,388
                                                                                                    ------------
                  SEMICONDUCTORS
       23,200     Intel Corp......................................................................     3,100,100
                                                                                                    ------------

                  TOTAL UNITED STATES.............................................................    66,106,767

                  TOTAL COMMON STOCKS
                  (IDENTIFIED COST $136,266,792)..................................................   180,699,311
                                                                                                    ------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS                                                                                           VALUE
----------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENT (5.0%)
                 REPURCHASE AGREEMENT
   $   9,373     The Bank of New York 7.00% due 07/03/00 (dated 06/30/00; proceeds $9,378,135) (a)
                   (IDENTIFIED COST $9,372,668)...................................................  $  9,372,668
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $145,639,460) (b)........................................................  100.8%    190,071,979

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.8)     (1,435,377)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 188,636,602
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $9,492,834 Federal Home Loan Banks 6.75% due 05/01/02 valued at $9,560,292.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $50,714,873 and the aggregate gross unrealized depreciation is $6,282,353, resulting in net unrealized appreciation of $44,432,250.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT JUNE 30, 2000:

   CONTRACT        IN EXCHANGE       DELIVERY       UNREALIZED
  TO DELIVER           FOR             DATE        APPRECIATION
----------------------------------------------------------------
$1,985,152        EUR 2,080,000      06/30/00      $    (16,432)

CURRENCY ABBREVIATION:

EUR  Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $  4,621,589      2.4%
Airlines..........................................................................       939,723      0.5
Alcoholic Beverages...............................................................     1,708,077      0.9
Aluminum..........................................................................     1,160,000      0.6
Auto Parts: O.E.M.................................................................        59,613      0.0
Biotechnology.....................................................................     6,919,256      3.7
Building Materials................................................................     1,640,950      0.9
Cable Television..................................................................     2,090,903      1.1
Cellular Telephone................................................................     4,373,103      2.3
Clothing/Shoe/Accessory Stores....................................................     1,415,625      0.8
Computer Communications...........................................................     2,103,919      1.1
Computer/Video Chains.............................................................       636,949      0.3
Construction/Agricultural Equipment/Trucks........................................     1,443,075      0.8
Consumer Electronics/Appliances...................................................     3,840,094      2.0
Diversified Electronic Products...................................................     9,477,384      5.0
Diversified Financial Services....................................................     6,600,361      3.5
Diversified Manufacturing.........................................................     1,181,151      0.6
E.D.P. Services...................................................................     1,179,781      0.6
Electric Utilities................................................................     1,194,305      0.6
Electronic Components.............................................................     2,012,830      1.1
Electronic Data Processing........................................................    10,982,299      5.8
Finance Companies.................................................................       840,219      0.4
Industrial Machinery/Components...................................................     2,239,434      1.2
Integrated Oil Companies..........................................................     5,605,458      3.0
International Banks...............................................................     7,087,021      3.8
Internet Services.................................................................     1,128,850      0.6
Investment Bankers/Brokers/Services...............................................     1,958,491      1.0
Life Insurance....................................................................     2,134,229      1.1
Major Banks.......................................................................     1,423,331      0.8
Major Chemicals...................................................................     2,859,856      1.5
Major Pharmaceuticals.............................................................     8,684,497      4.6
Managed Health Care...............................................................     3,988,594      2.1
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates...............................................................  $  4,469,405      2.4%
Medical Specialties...............................................................     1,865,115      1.0
Military/Gov't/Technical..........................................................     2,421,900      1.3
Motor Vehicles....................................................................     2,776,159      1.5
Movies/Entertainment..............................................................     1,804,040      1.0
Multi-Sector Companies............................................................     8,843,310      4.7
Newspapers........................................................................     2,249,938      1.2
Non - U.S. Utilities..............................................................     1,085,153      0.6
Oil & Gas Production..............................................................     1,670,632      0.9
Oil Refining/Marketing............................................................     3,697,339      2.0
Other Pharmaceuticals.............................................................     1,474,811      0.8
Other Specialty Stores............................................................     1,816,613      1.0
Other Telecommunications..........................................................     1,899,124      1.0
Package Goods/Cosmetics...........................................................     2,078,585      1.1
Packaged Foods....................................................................     3,687,764      2.0
Paints/Coatings...................................................................     1,698,832      0.9
Paper.............................................................................       594,604      0.3
Photographic Products.............................................................     2,547,170      1.4
Precision Instruments.............................................................     2,229,315      1.2
Railroads.........................................................................     1,162,264      0.6
Real Estate.......................................................................       894,724      0.5
Recreational Products/Toys........................................................     1,474,670      0.8
Repurchase Agreement..............................................................     9,372,668      5.0
Savings & Loan Associations.......................................................     2,179,388      1.2
Semiconductors....................................................................     5,439,723      2.9
Telecommunication Equipment.......................................................     8,692,677      4.6
Telecommunications................................................................     7,479,150      4.0
Utilities.........................................................................       935,939      0.5
                                                                                    ------------    -----
                                                                                    $190,071,979    100.8%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $$180,699,311    95.8%
Short-Term Investment.............................................................     9,372,668      5.0
                                                                                    ------------    -----
                                                                                    $190,071,979    100.8%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (77.1%)
           ADVERTISING (1.1%)
  53,200   Getty Images, Inc.*....................................................................  $  1,971,725
                                                                                                    ------------
           AIR FREIGHT/DELIVERY SERVICES (0.9%)
  31,720   C.H. Robinson Worldwide, Inc...........................................................     1,568,157
                                                                                                    ------------
           AIRLINES (0.4%)
   9,000   Continental Airlines, Inc. (Class B)*..................................................       423,000
   9,000   Northwest Airlines Corp. (Class A)*....................................................       273,375
                                                                                                    ------------
                                                                                                         696,375
                                                                                                    ------------
           APPAREL (0.7%)
  69,500   Guess?, Inc.*..........................................................................       973,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (0.6%)
  39,000   Gentex Corp.*..........................................................................       975,000
                                                                                                    ------------
           BIOTECHNOLOGY (3.5%)
   9,000   Alkermes, Inc.*........................................................................       423,562
  23,600   Charles River Laboratories International, Inc.*........................................       523,625
     900   ILEX Oncology, Inc.*...................................................................        31,837
  14,500   Intermune Pharmaceuticals, Inc.*.......................................................       594,500
   5,900   Myriad Genetics, Inc.*.................................................................       873,569
  15,900   QLT PhotoTherapeutics Inc. (Canada)*...................................................     1,234,237
  42,300   Titan Pharmaceuticals, Inc.*...........................................................     1,818,900
   8,700   Trimeris, Inc.*........................................................................       608,456
                                                                                                    ------------
                                                                                                       6,108,686
                                                                                                    ------------
           BROADCASTING (0.6%)
  31,500   Westwood One, Inc.*....................................................................     1,074,937
                                                                                                    ------------
           CABLE TELEVISION (0.6%)
  20,200   Pegasus Communications Corp.*..........................................................       988,537
                                                                                                    ------------
           CELLULAR TELEPHONE (1.8%)
  41,500   Clearnet Communications Inc. (Class A) (Canada)*.......................................     1,154,219
  24,000   TeleCorp PCS, Inc.*....................................................................       967,500
  38,000   Tritel, Inc.*..........................................................................     1,128,125
                                                                                                    ------------
                                                                                                       3,249,844
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (0.1%)
   1,900   Extended Systems Inc.*.................................................................       182,400
                                                                                                    ------------
           COMPUTER SOFTWARE (7.1%)
  42,000   Daleen Technologies, Inc.*.............................................................       648,375
  22,300   Entrust Technologies Inc.*.............................................................     1,848,112
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  30,000   Inet Technologies, Inc.*...............................................................  $  1,627,500
  19,500   Micromuse Inc.*........................................................................     3,226,031
  20,000   NetIQ Corp.*...........................................................................     1,192,500
  43,200   Peregrine Systems, Inc.*...............................................................     1,503,900
  44,300   Project Software & Development, Inc.*..................................................       819,550
   9,000   Puma Technology, Inc.*.................................................................       241,312
  28,600   SmartForce PLC (ADR) (Ireland)*........................................................     1,369,225
   2,600   Witness Systems, Inc.*.................................................................        62,725
                                                                                                    ------------
                                                                                                      12,539,230
                                                                                                    ------------
           CONTRACT DRILLING (2.9%)
 100,000   Marine Drilling Companies, Inc.*.......................................................     2,800,000
  63,000   R&B Falcon Corp.*......................................................................     1,484,437
  22,400   Santa Fe International Corp............................................................       782,600
                                                                                                    ------------
                                                                                                       5,067,037
                                                                                                    ------------
           DISCOUNT CHAINS (0.4%)
  20,000   BJ's Wholesale Club, Inc.*.............................................................       660,000
                                                                                                    ------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.2%)
  37,000   MSI Holdings, Inc.*....................................................................       333,000
                                                                                                    ------------
           E.D.P. PERIPHERALS (1.2%)
  30,000   DSP Group, Inc.*.......................................................................     1,706,250
  13,500   Electronics for Imaging, Inc.*.........................................................       340,875
                                                                                                    ------------
                                                                                                       2,047,125
                                                                                                    ------------
           E.D.P. SERVICES (1.5%)
  26,200   Concord Communications, Inc.*..........................................................     1,069,287
  30,000   Manhattan Associates, Inc.*............................................................       742,500
  49,600   Pegasus Solutions, Inc.*...............................................................       536,300
   3,200   StorageNetworks, Inc.*.................................................................       288,800
                                                                                                    ------------
                                                                                                       2,636,887
                                                                                                    ------------
           ELECTRIC UTILITIES (0.3%)
  57,400   BayCorp Holdings, Ltd.*................................................................       466,375
                                                                                                    ------------
           ELECTRICAL PRODUCTS (1.0%)
   2,000   C&D Technologies, Inc.*................................................................       113,000
   1,900   Capstone Turbine Corp.*................................................................        85,856
  14,400   Power-One, Inc.*.......................................................................     1,639,800
                                                                                                    ------------
                                                                                                       1,838,656
                                                                                                    ------------
           ELECTRONIC COMPONENTS (3.7%)
  30,000   Benchmark Electronics, Inc.*...........................................................     1,096,875
   3,800   Bluewave Systems Inc.*.................................................................        38,950
  10,800   Bookham Technology PLC (ADR) (United Kingdom)..........................................       638,550

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  77,500   MEMC Electronic Materials, Inc.*.......................................................  $  1,395,000
  18,000   Methode Electronics, Inc. (Class A)....................................................       695,250
  74,500   Oak Technology, Inc.*..................................................................     1,601,750
  25,000   Parthus Technologies PLC (Ireland).....................................................        72,010
  30,000   Power Integrations, Inc.*..............................................................       706,875
   7,400   Stratos Lightwave, Inc.*...............................................................       205,812
                                                                                                    ------------
                                                                                                       6,451,072
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING (0.0%)
     900   RadiSys Corp.*.........................................................................        50,681
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (0.8%)
  50,000   Metron Technology N.V.*................................................................       606,250
  25,800   Safeguard Scientifics, Inc.*...........................................................       827,212
                                                                                                    ------------
                                                                                                       1,433,462
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (7.3%)
  22,300   Advanced Energy Industries, Inc.*......................................................     1,314,306
  13,500   Applied Science & Technology, Inc.*....................................................       345,094
  23,600   ASM International NV (Netherlands).....................................................       625,400
  41,300   Asyst Technologies, Inc.*..............................................................     1,404,200
  25,000   ATMI, Inc.*............................................................................     1,160,937
  26,500   EMCORE Corp.*..........................................................................     3,178,344
  27,500   GaSonics International Corp.*..........................................................     1,084,531
  65,000   inSilicon Corp.*.......................................................................       975,000
  28,000   MKS Instruments, Inc.*.................................................................     1,088,500
  15,000   Photon Dynamics, Inc.*.................................................................     1,120,312
  25,000   Therma-Wave Inc.*......................................................................       550,000
                                                                                                    ------------
                                                                                                      12,846,624
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.6%)
  40,000   Spectrasite Holdings, Inc.*............................................................     1,135,000
                                                                                                    ------------
           FINANCE COMPANIES (0.2%)
  50,000   NextCard, Inc.*........................................................................       421,875
                                                                                                    ------------
           GENERIC DRUGS (0.9%)
  33,000   Ivax Corp.*............................................................................     1,369,500
  11,000   Warner Chilcott Laboratories (ADR) (Ireland)*..........................................       244,750
                                                                                                    ------------
                                                                                                       1,614,250
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL MACHINERY/COMPONENTS (0.5%)
  12,500   Applied Power, Inc. (Class A)..........................................................  $    418,750
   7,500   Singulus Technologies AG (Germany).....................................................       443,796
                                                                                                    ------------
                                                                                                         862,546
                                                                                                    ------------
           INTERNET SERVICES (5.6%)
   8,935   Akamai Technologies, Inc.*.............................................................     1,060,473
  35,000   Art Technology Group, Inc.*............................................................     3,532,813
  62,700   Delano Technology Corp. (Canada)*......................................................       760,238
  18,300   Digex, Inc.*...........................................................................     1,243,256
  10,300   Intertrust Technologies Corp.*.........................................................       211,150
  54,300   Metalink Ltd. (Israel)*................................................................     1,588,275
   5,000   Optio Software, Inc.*..................................................................        29,063
  17,000   Quest Software, Inc.*..................................................................       941,375
  20,000   SINA.com (Hong Kong)*..................................................................       507,500
                                                                                                    ------------
                                                                                                       9,874,143
                                                                                                    ------------
           INVESTMENT BANKERS/BROKERS/SERVICES (0.6%)
  22,600   eSPEED, Inc (Class A)*.................................................................       981,688
   9,000   LaBranche & Co., Inc.*.................................................................       129,375
                                                                                                    ------------
                                                                                                       1,111,063
                                                                                                    ------------
           MEDICAL EQUIPMENT & SUPPLIES (0.1%)
   4,500   Zoll Medical Corp.*....................................................................       220,500
                                                                                                    ------------
           MEDICAL SPECIALTIES (4.4%)
  25,500   ABIOMED, Inc.*.........................................................................       784,125
  45,550   ArthroCare Corp.*......................................................................     2,425,538
  11,300   Cytyc Corp.*...........................................................................       602,431
  15,500   Digene Corp.*..........................................................................       625,813
  10,000   Mentor Corp............................................................................       271,250
  44,900   PharmaNetics, Inc.*....................................................................       883,969
  30,300   ResMed, Inc.*..........................................................................       810,525
  46,000   SonoSite, Inc.*........................................................................     1,322,500
                                                                                                    ------------
                                                                                                       7,726,151
                                                                                                    ------------
           MEDICAL/DENTAL DISTRIBUTORS (0.4%)
   9,500   Priority Healthcare Corp.*.............................................................       703,000
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.4%)
  96,000   Hooper Holmes, Inc.....................................................................       768,000
                                                                                                    ------------
           METALS FABRICATIONS (1.3%)
  13,500   Grant Predico, Inc.*...................................................................       337,500
  43,300   Maverick Tube Corp.*...................................................................     1,255,700
  15,000   Shaw Group Inc.*.......................................................................       706,875
                                                                                                    ------------
                                                                                                       2,300,075
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MILITARY/GOV'T/TECHNICAL (2.0%)
  15,000   M-Systems Flash Disk Pioneers Ltd. (Israel)*...........................................  $  1,167,188
  51,800   Titan Corp. (The)*.....................................................................     2,318,050
                                                                                                    ------------
                                                                                                       3,485,238
                                                                                                    ------------
           OFFICE/PLANT AUTOMATION (0.1%)
   2,700   Adept Technology, Inc.*................................................................       126,056
                                                                                                    ------------
           OIL & GAS PRODUCTION (0.8%)
  15,000   Barrett Resources Corp.*...............................................................       456,563
  31,500   Cross Timbers Royalty Trust............................................................       696,938
  17,500   Forest Oil Corp.*......................................................................       278,906
                                                                                                    ------------
                                                                                                       1,432,407
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.4%)
  12,300   BJ Services Co.*.......................................................................       768,750
                                                                                                    ------------
           OTHER PHARMACEUTICALS (2.8%)
  48,600   Celgene Corp.*.........................................................................     2,861,325
  57,000   Cell Pathways, Inc.*...................................................................     1,332,375
  22,100   Connetics Corp.*.......................................................................       323,213
  25,000   Dendreon Corp.*........................................................................       400,000
                                                                                                    ------------
                                                                                                       4,916,913
                                                                                                    ------------
           OTHER SPECIALTY STORES (0.7%)
  40,000   Cost Plus, Inc.*.......................................................................     1,147,500
                                                                                                    ------------
           OTHER TELECOMMUNICATIONS (4.1%)
   5,900   Clarent Corp.*.........................................................................       421,850
  25,000   Crane Co...............................................................................       607,813
  28,200   Efficient Networks, Inc.*..............................................................     2,074,463
   4,200   Helsingin Puhelin Oyj (Finland)*.......................................................       411,270
  29,000   ITC DeltaCom, Inc.*....................................................................       645,250
  24,600   Pinnacle Holdings Inc.*................................................................     1,328,400
  30,000   Primus Telecommunications Group, Inc.*.................................................       746,250
   2,500   RTX Telecom A/S (Denmark)*.............................................................        79,941
  23,800   Viatel, Inc.*..........................................................................       678,300
  31,100   WorldQuest Networks, Inc.*.............................................................       217,700
                                                                                                    ------------
                                                                                                       7,211,237
                                                                                                    ------------
           PRECIOUS METALS (1.0%)
  63,800   Stillwater Mining Co.*.................................................................     1,778,425
                                                                                                    ------------
           PRECISION INSTRUMENTS (2.0%)
  12,900   Coherent, Inc.*........................................................................     1,079,569
  30,000   Mettler-Toledo International Inc.*.....................................................     1,200,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,000   Trimble Navigation Ltd.*...............................................................  $    244,063
  10,900   Zygo Corp..............................................................................       989,856
                                                                                                    ------------
                                                                                                       3,513,488
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (0.4%)
  25,000   ACE, Ltd. (Bermuda)....................................................................       700,000
                                                                                                    ------------
           RENTAL/LEASING COMPANIES (0.3%)
  27,300   Comdisco, Inc..........................................................................       609,131
                                                                                                    ------------
           SEMICONDUCTORS (5.7%)
  33,800   Exar Corp.*............................................................................     2,946,938
  22,700   Integrated Device Technology, Inc.*....................................................     1,362,000
  40,000   Integrated Silicon Solution, Inc.*.....................................................     1,517,500
   9,000   Intersil Holding Corp.*................................................................       486,000
     300   Micronas Semiconductor Holding AG (Switzerland)*.......................................       167,157
  31,200   MRV Communications, Inc.*..............................................................     2,098,200
   9,000   QuickLogic Corporation*................................................................       204,188
  26,700   S-3*...................................................................................       390,488
  16,000   Silicon Image, Inc.*...................................................................       798,000
                                                                                                    ------------
                                                                                                       9,970,471
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
   5,400   Laboratory Corp. of America Holdings*..................................................       416,475
                                                                                                    ------------
           SHOE MANUFACTURING (0.1%)
   4,900   Kenneth Cole Productions, Inc. (Class A)*..............................................       196,000
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (4.8%)
  66,000   BreezeCom Ltd. (Israel)*...............................................................     2,862,750
  30,000   CommScope, Inc.*.......................................................................     1,230,000
  70,800   DDi Corp.*.............................................................................     2,013,375
  11,500   L-3 Communications Holdings, Inc.*.....................................................       656,219
  30,000   MCK Communications, Inc.*..............................................................       693,750
  30,500   Paradyne Networks, Inc.*...............................................................       993,156
                                                                                                    ------------
                                                                                                       8,449,250
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $102,272,514).........................................................   135,616,754
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT(a) (21.6%)
           U.S. GOVERNMENT AGENCY
$ 38,000   Federal Home Loan Banks 6.57% due 07/03/00 (AMORTIZED COST $37,986,130)................  $ 37,986,130
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $140,258,644)(B).........................................................   98.7%    173,602,884

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.3       2,245,416
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 175,848,300
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $42,139,413, and the aggregate gross unrealized depreciation is $8,795,173, resulting in net unrealized appreciation of $33,344,240.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2000:

     CONTRACTS           IN EXCHANGE       DELIVERY     UNREALIZED
    TO DELIVER               FOR             DATE      DEPRECIATION
--------------------------------------------------------------------
          $ 141,263          EUR 147,842  07/05/2000   $       (163)

CURRENCY ABBREVIATION:
------------------------

EUR  Euro.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

          NUMBER OF
            SHARES                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------
                                COMMON AND PREFERRED
                                STOCKS (97.2%)
                                ARGENTINA (1.6%)
                                INTERNATIONAL BANKS
               2,610            Banco Frances del Rio de La Plato S.A. (ADR).......................  $    56,441
                                                                                                     -----------
                                OIL & GAS PRODUCTION
               4,924            PC Holdings S.A. (ADR).............................................       90,171
                                                                                                     -----------
                                TELECOMMUNICATIONS
               6,420            Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR).......      176,550
                                                                                                     -----------
                                TOTAL ARGENTINA....................................................      323,162
                                                                                                     -----------
                                BRAZIL (9.3%)
                                ALCOHOLIC BEVERAGES
               3,665            Companhia Cervejaria Brahma (ADR)..................................       62,305
                                                                                                     -----------
                                CELLULAR TELEPHONE
               2,630            Telesp Celular Sul Participacoes S.A. (ADR) (Pref.)................      118,021
                                                                                                     -----------
                                ELECTRIC UTILITIES
               3,402            Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)............       58,366
               3,900            Companhia Paranaense de Energia - Copel (ADR) (Pref.)..............       36,319
                                                                                                     -----------
                                                                                                          94,685
                                                                                                     -----------
                                INTEGRATED OIL COMPANIES
              12,576            Petroleo Brasileiro S.A. (Pref.)...................................      379,283
                                                                                                     -----------
                                INTERNATIONAL BANKS
          15,400,000            Banco Bradesco S.A. (Pref.)........................................      133,802
           1,461,000            Banco Itau S.A. (Pref.)............................................      127,342
               2,770            Uniao de Bancos Brasileiros S.A. (GDR).............................       79,637
                                                                                                     -----------
                                                                                                         340,781
                                                                                                     -----------
                                OTHER METALS/MINERALS
               3,740            Companhia Vale do Rio Doce (Pref.) (A Shares)......................      105,142
               5,000            Companhia Vale do Rio Doce S.A. (Debentures)*++....................      --
                                                                                                     -----------
                                                                                                         105,142
                                                                                                     -----------
                                OTHER TELECOMMUNICATIONS
               1,534            Tele Centro Sul Participacoes S.A.
                                  (ADR)............................................................      112,078
     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
               9,972            Tele Norte Leste Participacoes S.A. (ADR) (Pref.)..................  $   235,589
                                                                                                     -----------
                                                                                                         347,667
                                                                                                     -----------
                                TELECOMMUNICATIONS
               9,032            Embratel Participacoes S.A. (ADR) (Pref.)..........................      213,381
               2,235            Telecomunicacoes Brasileiras S.A. - Telebras (ADR).................      217,074
                                                                                                     -----------
                                                                                                         430,455
                                                                                                     -----------

                                TOTAL BRAZIL.......................................................    1,878,339
                                                                                                     -----------

                                CAYMAN ISLANDS (1.0%)
                                MUTUAL FUNDS
               8,093            Formosa Growth Fund Ltd.*..........................................      207,343
                                                                                                     -----------

                                CHILE (1.6%)
                                ALCOHOLIC BEVERAGES
               2,760            Compania Cervecerias Unidas S.A. (ADR).............................       62,617
               2,720            Vina Concha Y Toro S.A. (ADR)......................................       99,110
                                                                                                     -----------
                                                                                                         161,727
                                                                                                     -----------
                                BANKING
               3,530            Banco Santander Chile (ADR)........................................       56,480
                                                                                                     -----------
                                BEVERAGES - NON-ALCOHOLIC
               2,930            Embotelladora Andina S.A. (Series A) (ADR).........................       34,428
                                                                                                     -----------
                                TELECOMMUNICATIONS
               3,878            Cia de Telecommunicaciones de Chile S.A. (ADR).....................       70,289
                                                                                                     -----------

                                TOTAL CHILE........................................................      322,924
                                                                                                     -----------

                                CHINA (2.7%)
                                ELECTRIC UTILITIES
             438,000            Huaneng Power International, Inc. (Class H)........................      143,271
                                                                                                     -----------
                                OIL & GAS PRODUCTION
             910,000            PetroChina Co. Ltd.*...............................................      189,104
                                                                                                     -----------
                                TELECOMMUNICATIONS
              10,000            China Unicom Ltd.
                                  (ADR)*...........................................................      212,500
                                                                                                     -----------

                                TOTAL CHINA........................................................      544,875
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                                GREECE (3.6%)
                                BUILDING MATERIALS
               1,280            Titan Cement Co. S.A...............................................  $    48,518
                                                                                                     -----------
                                CELLULAR TELEPHONE
               3,350            Panafon Hellenic Telecom S.A.......................................       37,999
                                                                                                     -----------
                                INTERNATIONAL BANKS
               4,613            Alpha Credit Bank..................................................      181,945
               2,926            National Bank of Greece S.A........................................      115,792
                                                                                                     -----------
                                                                                                         297,737
                                                                                                     -----------
                                OIL & GAS PRODUCTION
               5,550            Hellenic Petroleum S.A.............................................       62,248
                                                                                                     -----------
                                TELECOMMUNICATION EQUIPMENT
               2,430            Intracom S.A.......................................................       90,561
                                                                                                     -----------
                                TELECOMMUNICATIONS
               7,902            Hellenic Telecommunication Organization S.A........................      192,454
                                                                                                     -----------

                                TOTAL GREECE.......................................................      729,517
                                                                                                     -----------

                                HONG KONG (6.0%)
                                CELLULAR TELEPHONE
              82,000            China Mobile Ltd.*.................................................      723,155
                                                                                                     -----------
                                ELECTRONIC DATA PROCESSING
             410,000            Legend Holdings Ltd................................................      397,078
                                                                                                     -----------
                                MARINE TRANSPORTATION
             112,500            Cosco Pacific Ltd..................................................       88,751
                                                                                                     -----------

                                TOTAL HONG KONG....................................................    1,208,984
                                                                                                     -----------

                                HUNGARY (1.6%)
                                INTERNATIONAL BANKS
               2,130            OTP Bank RT........................................................      110,995
                                                                                                     -----------
                                OTHER TELECOMMUNICATIONS
              13,050            Magyar Tavkozlesi RT...............................................       90,751
               3,200            Magyar Tavkozlesi RT (ADR).........................................      110,200
                                                                                                     -----------
                                                                                                         200,951
                                                                                                     -----------

                                TOTAL HUNGARY......................................................      311,946
                                                                                                     -----------
                                INDIA (6.7%)
                                E.D.P. SERVICES
               4,900            Infosys Technologies Ltd. (ADR)....................................      868,525
                                                                                                     -----------
     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                                OTHER TELECOMMUNICATIONS
              30,100            Videsh Sanchar Nigam Ltd. (GDR)....................................  $   474,075
                                                                                                     -----------

                                TOTAL INDIA........................................................    1,342,600
                                                                                                     -----------

                                ISRAEL (3.2%)
                                FOOD CHAINS
               2,385            Blue Square Chain Investments & Properties Ltd.....................       32,788
                                                                                                     -----------
                                INTERNATIONAL BANKS
              25,550            Bank Hapoalim Ltd..................................................       74,000
              21,400            Bank Leumi Le-Israel...............................................       44,130
                                                                                                     -----------
                                                                                                         118,130
                                                                                                     -----------
                                MILITARY/GOV'T/TECHNICAL
               5,721            Elbit Systems Ltd..................................................       84,388
                                                                                                     -----------
                                OTHER PHARMACEUTICALS
               3,000            Teva Pharmaceutical Industries Ltd. (ADR)..........................      166,312
                                                                                                     -----------
                                TELECOMMUNICATION EQUIPMENT
               2,880            ECI Telecom Ltd. (ADR).............................................      102,600
               1,130            NICE-Systems Ltd. (ADR)*...........................................       87,222
                                                                                                     -----------
                                                                                                         189,822
                                                                                                     -----------
                                TELECOMMUNICATIONS
              10,470            Bezeq Israeli Telecommunication Corp., Ltd.........................       58,266
                                                                                                     -----------

                                TOTAL ISRAEL.......................................................      649,706
                                                                                                     -----------

                                MEXICO (10.2%)
                                ALCOHOLIC BEVERAGES
              58,500            Grupo Modelo S.A. de C.V. (Series C)...............................      135,653
                                                                                                     -----------
                                BEVERAGES - NON-ALCOHOLIC
               3,555            Fomento Economico Mexicano, S.A. de C.V. (ADR).....................      153,087
                                                                                                     -----------
                                BROADCASTING
               5,040            Grupo Televisa S.A. de C.V. (GDR)*.................................      347,445
                                                                                                     -----------
                                BUILDING MATERIALS
               5,880            Cemex S.A. de C.V. (ADR)...........................................      137,445
                                                                                                     -----------
                                INTERNATIONAL BANKS
              24,670            Grupo Financiero Banamex Accival, S.A. de C.V. (Banacci)*..........      103,647
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                                OTHER SPECIALTY STORES
              20,800            Organizacion Soriana S.A. de C.V. (Series B).......................  $    82,744
             153,000            Wal-Mart de Mexico S.A. de C.V. (Series C)*........................      352,456
                                                                                                     -----------
                                                                                                         435,200
                                                                                                     -----------
                                PACKAGE GOODS/COSMETICS
              21,710            Kimberly-Clark de Mexico S.A. de C.V. (A Shares)...................       61,689
                                                                                                     -----------
                                TELECOMMUNICATIONS
              12,130            Telefonos de Mexico S.A. de C.V. (Series L) (ADR)..................      692,926
                                                                                                     -----------

                                TOTAL MEXICO.......................................................    2,067,092
                                                                                                     -----------
                                POLAND (1.7%)
                                INTERNATIONAL BANKS
               1,550            Bank Slaski S.A....................................................       83,366
               1,198            BRE Bank S.A.......................................................       37,094
                                                                                                     -----------
                                                                                                         120,460
                                                                                                     -----------
                                TELECOMMUNICATIONS
              11,900            Telekomunikacja Polska S.A. (GDR) - 144A**.........................       83,002
                                                                                                     -----------
                                WHOLESALE DISTRIBUTORS
              12,400            Elektrim Spolka Akcyjna S.A.*......................................      142,202
                                                                                                     -----------

                                TOTAL POLAND.......................................................      345,664
                                                                                                     -----------
                                RUSSIA (1.0%)
                                ELECTRIC UTILITIES
               2,325            Unified Energy Systems (ADR).......................................       25,720
                                                                                                     -----------
                                INTEGRATED OIL COMPANIES
               1,625            Lukoil Holding Co. (ADR)...........................................       82,875
                                                                                                     -----------
                                OIL & GAS PRODUCTION
               4,175            Surgutneftegaz (ADR)...............................................       54,797
                                                                                                     -----------
                                TELECOMMUNICATIONS
               2,500            Rostelecom (ADR)...................................................       34,063
                                                                                                     -----------
                                TOTAL RUSSIA.......................................................      197,455
                                                                                                     -----------
                                SOUTH AFRICA (7.7%)
                                ALCOHOLIC BEVERAGES
              12,072            South African Breweries Ltd........................................       90,029
                                                                                                     -----------
                                CLOTHING/SHOE/ACCESSORY STORES
                 522            Edgars Consolidated Stores Ltd.....................................        5,155
                                                                                                     -----------
     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIAL SERVICES
             125,010            Sanlam Ltd.........................................................  $   147,580
                                                                                                     -----------
                                INTERNATIONAL BANKS
              13,880            Nedcor Investment Bank Holdings....................................        6,546
               9,388            Nedcor Ltd.........................................................      197,030
                                                                                                     -----------
                                                                                                         203,576
                                                                                                     -----------
                                LIFE INSURANCE
              13,610            Liberty Group Ltd..................................................      129,380
                                                                                                     -----------
                                MULTI-SECTOR COMPANIES
              18,750            Johnnic Holdings Ltd...............................................      257,001
                                                                                                     -----------
                                OTHER METALS/MINERALS
               7,620            De Beers Consolidated Mines Ltd. (Units) ++........................      185,306
                                                                                                     -----------
                                PRECIOUS METALS
               6,065            Anglo American Platinum Corporation Ltd............................      174,665
               4,940            Anglo American PLC.................................................      234,586
               2,076            Anglogold Ltd......................................................       84,753
                                                                                                     -----------
                                                                                                         494,004
                                                                                                     -----------
                                REAL ESTATE
               5,577            Liberty International PLC..........................................       45,043
                                                                                                     -----------

                                TOTAL SOUTH AFRICA.................................................    1,557,074
                                                                                                     -----------

                                SOUTH KOREA (16.9%)
                                BANKING
               3,422            Kookmin Bank.......................................................       43,575
                                                                                                     -----------
                                CELLULAR TELEPHONE
               3,000            SK Telecom Co., Ltd................................................      981,931
                                                                                                     -----------
                                DIVERSIFIED ELECTRONIC PRODUCTS
               2,688            Samsung Electronics Co.............................................      889,452
                                                                                                     -----------
                                SPECIALTY CHEMICALS
               7,001            L.G. Chemical Ltd..................................................      140,001
                                                                                                     -----------
                                SPECIALTY FOODS/CANDY
                 720            Cheil Jedang Corp..................................................       32,993
                                                                                                     -----------
                                STEEL/IRON ORE
               5,610            Pohang Iron & Steel Co., Ltd.......................................      485,423
                                                                                                     -----------
                                TELECOMMUNICATIONS
               4,800            Korea Telecom Corp.*...............................................      422,687
               8,870            Korea Telecom Corp. (ADR)..........................................      429,086
                                                                                                     -----------
                                                                                                         851,773
                                                                                                     -----------

                                TOTAL SOUTH KOREA..................................................    3,425,148
                                                                                                     -----------

                                TAIWAN (16.2%)
                                COMPUTER/VIDEO CHAINS
               1,200            Synnex Technology International Corp. (GDR)........................       25,680
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED COMMERCIAL SERVICES
              16,796            ASE Test Ltd. (ADR)................................................  $   493,383
                                                                                                     -----------
                                ELECTRONIC DATA PROCESSING
              30,287            Acer Inc. (GDR)*...................................................      283,183
              45,250            Asustek Computer Inc. (GDR)........................................      418,562
                 193            Asustek Computer Inc. (GDR) - 144A**...............................        1,786
                                                                                                     -----------
                                                                                                         703,531
                                                                                                     -----------
                                ELECTRONIC PRODUCTION EQUIPMENT
              27,762            Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*................    1,075,793
                                                                                                     -----------
                                SEMICONDUCTORS
              17,038            Winbond Electronics Corp. (GDR)*...................................      492,398
              16,785            Winbond Electronics Corp. (GDR) - 144A** *.........................      485,099
                                                                                                     -----------
                                                                                                         977,497
                                                                                                     -----------

                                TOTAL TAIWAN.......................................................    3,275,884
                                                                                                     -----------

                                TURKEY (6.0%)
                                BUILDING MATERIALS
           5,841,600            Akcansa Cimento A.S................................................       91,276
                                                                                                     -----------
                                CONSUMER ELECTRONICS/APPLIANCES
           5,325,000            Arcelik A.S........................................................      261,622
               6,500            Vestel Elektronik Sanayi ve Ticaret A.S. (GDR)*....................       97,825
                                                                                                     -----------
                                                                                                         359,447
                                                                                                     -----------
                                FOOD CHAINS
           1,134,300            Migros Turk T.A.S..................................................      210,127
                                                                                                     -----------
                                INTERNATIONAL BANKS
          14,002,000            Akbank T.A.S.......................................................      108,265
          11,790,936            Turkiye Is Bankasi (C Shares)......................................      251,663
     NUMBER OF
       SHARES                                                                                        VALUE
----------------------------------------------------------------------------------------------------------------
          17,827,700            Yapi ve Kredi Bankasi A.S..........................................  $   198,153
                                                                                                     -----------
                                                                                                         558,081
                                                                                                     -----------

                                TOTAL TURKEY.......................................................    1,218,931
                                                                                                     -----------

                                VENEZUELA (0.2%)
                                TELECOMMUNICATIONS
               1,530            Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR).....       41,597
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $14,063,385) (A)..........................................................   97.2%    19,648,241

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    2.8        566,620
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 20,214,861
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR   American Depository Receipt.
GDR   Global Depository Receipt.
 *    Non-income producing security.
 **   Resale is restricted to qualified institutional investors.
 ++ Consist of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,976,134 and the aggregate gross unrealized depreciation is $391,278, resulting in net unrealized appreciation of $5,584,856.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Alcoholic Beverages................................................................  $   449,714      2.2%
Banking............................................................................      100,055      0.5
Beverages - Non-Alcoholic..........................................................      187,515      0.9
Broadcasting.......................................................................      347,445      1.7
Building Materials.................................................................      277,239      1.4
Cellular Telephone.................................................................    1,861,106      9.2
Clothing/Shoe/Accessory Stores.....................................................        5,155      0.0
Computer/Video Chains..............................................................       25,680      0.1
Consumer Electronics/Appliances....................................................      359,447      1.8
Diversified Commercial Services....................................................      493,382      2.5
Diversified Electronic Products....................................................      889,452      4.4
Diversified Financial Services.....................................................      147,580      0.7
E.D.P. Services....................................................................      868,525      4.3
Electric Utilities.................................................................      263,676      1.3
Electronic Data Processing.........................................................    1,100,609      5.5
Electronic Production Equipment....................................................    1,075,793      5.3
Food Chains........................................................................      242,914      1.2
Integrated Oil Companies...........................................................      462,158      2.3
International Banks................................................................    1,909,848      9.5
Life Insurance.....................................................................      129,380      0.6
Marine Transportation..............................................................       88,751      0.4
Military/Gov't/Technical...........................................................       84,388      0.4
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Multi-Sector Companies.............................................................  $   257,001      1.3%
Mutual Funds.......................................................................      207,343      1.0
Oil & Gas Production...............................................................      396,319      2.0
Other Metals/Minerals..............................................................      290,448      1.4
Other Pharmaceuticals..............................................................      166,312      0.8
Other Specialty Stores.............................................................      435,200      2.2
Other Telecommunications...........................................................    1,022,693      5.1
Package Goods/Cosmetics............................................................       61,689      0.3
Precious Metals....................................................................      494,005      2.4
Real Estate........................................................................       45,043      0.2
Semiconductors.....................................................................      977,497      4.8
Specialty Chemicals................................................................      140,001      0.7
Specialty Foods/Candy..............................................................       32,993      0.2
Steel/Iron Ore.....................................................................      485,424      2.4
Telecommunication Equipment........................................................      280,383      1.4
Telecommunications.................................................................    2,843,876     14.1
Wholesale Distributors.............................................................      142,202      0.7
                                                                                     -----------    -----
                                                                                     $19,648,241     97.2%
                                                                                     -----------    -----
                                                                                     -----------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $18,844,306     93.2%
Preferred Stocks...................................................................      803,935      4.0
                                                                                     -----------    -----
                                                                                     $19,648,241     97.2%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                  NORTH
                                                 AMERICAN
                                   MONEY        GOVERNMENT     DIVERSIFIED      BALANCED
                                   MARKET       SECURITIES        INCOME         GROWTH        UTILITIES
----------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $120,443,805  $   8,182,376   $  72,344,594   $113,269,681   $194,726,386
Cash..........................         3,049         27,501       5,272,039        --             --
Receivable for:
    Investments sold..........       --            --                64,889        538,462        --
    Shares of beneficial
      interest sold...........           214       --                17,039         36,690        187,613
    Dividends.................       --            --              --               95,132        237,568
    Interest..................        88,188         29,357       1,511,637        370,053        196,905
    Foreign withholding taxes
      reclaimed...............       --            --              --              --               8,371
    Principal paydowns........       --              64,667        --              --             --
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --            --                 1,718        --             --
Prepaid expenses and other
  assets......................           714            936           4,890             62            247
                                ------------  -------------   -------------   ------------   ------------
     TOTAL ASSETS.............   120,535,970      8,304,837      79,216,806    114,310,080    195,357,090
                                ------------  -------------   -------------   ------------   ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --            --                91,500        144,532         57,600
    Shares of beneficial
      interest repurchased....       402,297         29,038          53,299        138,990        108,717
    Variation margin on future
      contracts...............       --            --              --              --             --
    Investment management
      fees....................        50,183          4,407          25,960         57,970        105,210
Payable to bank...............       --            --                33,000        --             --
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --            --                33,326        --             --
Accrued expenses and other
  payables....................        20,525         10,445          19,444         21,509         18,884
                                ------------  -------------   -------------   ------------   ------------
     TOTAL LIABILITIES........       473,005         43,890         256,529        363,001        290,411
                                ------------  -------------   -------------   ------------   ------------
NET ASSETS:
Paid-in-capital...............   120,062,883      8,391,316      93,475,278    120,904,203    135,452,797
Accumulated undistributed net
  investment income (net
  investment loss)............            82             65          25,624            107          1,325
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........       --             (25,744)     (2,193,147)    (2,738,882)     5,978,451
Net unrealized appreciation
  (depreciation)..............       --            (104,690)    (12,347,478)    (4,218,349)    53,634,106
                                ------------  -------------   -------------   ------------   ------------
     NET ASSETS...............  $120,062,965  $   8,260,947   $  78,960,277   $113,947,079   $195,066,679
                                ============  =============   =============   ============   ============
     *IDENTIFIED COST.........  $120,443,805  $   8,287,066   $  84,654,730   $117,488,030   $141,092,280
                                ============  =============   =============   ============   ============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....   120,062,883        828,679       9,155,645      8,553,927      7,646,337
                                ============  =============   =============   ============   ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $9.97           $8.62         $13.32         $25.51
                                ============  =============   =============   ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


                                  DIVIDEND     VALUE-ADDED                         AMERICAN          MID-CAP          GLOBAL
                                   GROWTH         MARKET           GROWTH        OPPORTUNITIES       EQUITY           EQUITY
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $596,135,649  $ 169,181,633     $131,692,239     $899,950,374     $157,297,782     $190,071,979
Cash..........................        69,835             29          --               --               --             2,049,353
Receivable for:
    Investments sold..........     2,701,481      6,385,229          186,551       21,376,587          --               --
    Shares of beneficial
      interest sold...........       125,965         24,483          182,533          374,669          202,466           58,100
    Dividends.................       899,382        235,217           67,712          190,614            7,501          139,948
    Interest..................       --                 370            2,360          --                 4,272            5,467
    Foreign withholding taxes
      reclaimed...............         2,399       --                --                 4,652          --               147,106
    Principal paydowns........       --            --                --               --               --               --
Unrealized appreciation on
  open forward foreign
  currency contracts..........       --            --                --               --               --                16,432
Prepaid expenses and other
  assets......................           458            627            1,538            2,500           16,268           16,312
                                ------------  -------------     ------------     ------------     ------------     ------------
     TOTAL ASSETS.............   599,935,169    175,827,588      132,132,933      921,899,396      157,528,289      192,504,697
                                ------------  -------------     ------------     ------------     ------------     ------------
LIABILITIES:
Payable for:
    Investments purchased.....     1,877,082      2,326,873        1,164,062       55,579,685          146,043        3,654,527
    Shares of beneficial
      interest repurchased....       542,793        183,236           54,623          480,077           17,482           24,095
    Variation margin on future
      contracts...............       --            --                --             1,960,800          --               --
    Investment management
      fees....................       308,013         73,142           83,293          428,422           91,937          153,434
Payable to bank...............       --            --                --               --               --               --
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --            --                --               --               --               --
Accrued expenses and other
  payables....................        42,881         29,282           42,301           43,078           20,781           36,039
                                ------------  -------------     ------------     ------------     ------------     ------------
     TOTAL LIABILITIES........     2,770,769      2,612,533        1,344,279       58,492,062          276,243        3,868,095
                                ------------  -------------     ------------     ------------     ------------     ------------
NET ASSETS:
Paid-in-capital...............   719,973,890    136,153,264       99,817,146      632,688,907      124,155,853      133,102,156
Accumulated undistributed net
  investment income (net
  investment loss)............           156        606,479         (234,379)         (46,494)        (241,901)         412,943
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........   (83,477,158)     9,178,547        5,467,181       86,376,010        3,139,361       10,673,897
Net unrealized appreciation
  (depreciation)..............   (39,332,488)    27,276,765       25,738,706      144,388,911       30,198,733       44,447,606
                                ------------  -------------     ------------     ------------     ------------     ------------
     NET ASSETS...............  $597,164,400  $ 173,215,055     $130,788,654     $863,407,334     $157,252,046     $188,636,602
                                ============  =============     ============     ============     ============     ============
     *IDENTIFIED COST.........  $635,468,137  $ 141,904,868     $105,953,533     $755,169,594     $127,099,049     $145,639,460
                                ============  =============     ============     ============     ============     ============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    43,207,632      9,403,281        5,596,257       29,109,332        6,727,760       10,080,806
                                ============  =============     ============     ============     ============     ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............        $13.82         $18.42           $23.37           $29.66           $23.37           $18.71
                                ============  =============     ============     ============     ============     ============


                                   DEVELOPING            EMERGING
                                     GROWTH               MARKETS
------------------------------  --------------------------------------
ASSETS:
Investments in securities, at
  value*......................    $173,602,884         $ 19,648,241
Cash..........................          64,179              418,162
Receivable for:
    Investments sold..........       3,456,007              141,915
    Shares of beneficial
      interest sold...........         132,534             --
    Dividends.................           6,681               34,885
    Interest..................        --                     12,590
    Foreign withholding taxes
      reclaimed...............        --                   --
    Principal paydowns........        --                   --
Unrealized appreciation on
  open forward foreign
  currency contracts..........        --                   --
Prepaid expenses and other
  assets......................             499                  915
                                  ------------         ------------
     TOTAL ASSETS.............     177,262,784           20,256,708
                                  ------------         ------------
LIABILITIES:
Payable for:
    Investments purchased.....       1,205,592             --
    Shares of beneficial
      interest repurchased....         121,547                6,505
    Variation margin on future
      contracts...............        --                   --
    Investment management
      fees....................          67,869               20,662
Payable to bank...............        --                   --
Unrealized depreciation on
  open forward foreign
  currency contracts..........        --                   --
Accrued expenses and other
  payables....................          19,476               14,680
                                  ------------         ------------
     TOTAL LIABILITIES........       1,414,484               41,847
                                  ------------         ------------
NET ASSETS:
Paid-in-capital...............     131,155,842           16,224,887
Accumulated undistributed net
  investment income (net
  investment loss)............         204,111              (43,353)
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........      11,144,108           (1,551,679)
Net unrealized appreciation
  (depreciation)..............      33,344,239            5,585,006
                                  ------------         ------------
     NET ASSETS...............    $175,848,300         $ 20,214,861
                                  ============         ============
     *IDENTIFIED COST.........    $140,258,644         $ 14,063,385
                                  ============         ============
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....       5,748,985            1,432,622
                                  ============         ============
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............          $30.59               $14.11
                                  ============         ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                  NORTH
                                                 AMERICAN
                                   MONEY        GOVERNMENT     DIVERSIFIED      BALANCED
                                   MARKET       SECURITIES        INCOME         GROWTH          UTILITIES
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $ 3,885,728   $     271,397   $   3,722,495   $  1,431,115     $    422,401
Dividends.....................      --             --              --              960,499        1,451,825*
                                -----------   -------------   -------------   ------------     ------------
     TOTAL INCOME.............    3,885,728         271,397       3,722,495      2,391,614        1,874,226
                                -----------   -------------   -------------   ------------     ------------
EXPENSES
Investment management fee.....      318,484          27,999         162,120        359,974          617,940
Shareholder reports and
  notices.....................       10,250             518           7,294         12,598           24,506
Professional fees.............       10,965           8,066           9,435         10,158           10,813
Custodian fees................        5,947           2,310           7,303          6,412            9,113
Trustees' fees and expenses...          360        --                   200            312              344
Transfer agent fees and
  expenses....................          250             250             250            250              250
Other.........................          802           1,949           5,042            140              803
                                -----------   -------------   -------------   ------------     ------------
     TOTAL EXPENSES...........      347,058          41,092         191,644        389,844          663,769
                                -----------   -------------   -------------   ------------     ------------
     NET INVESTMENT INCOME
     (LOSS)...................    3,538,670         230,305       3,530,851      2,001,770        1,210,457
                                -----------   -------------   -------------   ------------     ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............           16          (6,098)     (1,402,848)    (1,729,821)       5,978,456
    Futures contracts.........      --             --              --              --               --
    Foreign exchange
      transactions............      --             --               582,227        --               --
                                -----------   -------------   -------------   ------------     ------------
     NET GAIN (LOSS)..........           16          (6,098)       (820,621)    (1,729,821)       5,978,456
                                -----------   -------------   -------------   ------------     ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............      --               (2,529)     (2,535,167)    (8,232,799)      (2,544,259)
    Future contracts..........      --             --              --              --               --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --             --                30,851        --               --
                                -----------   -------------   -------------   ------------     ------------
     NET APPRECIATION
     (DEPRECIATION)...........      --               (2,529)     (2,504,316)    (8,232,799)      (2,544,259)
                                -----------   -------------   -------------   ------------     ------------
     NET GAIN (LOSS)..........           16          (8,627)     (3,324,937)    (9,962,620)       3,434,197
                                -----------   -------------   -------------   ------------     ------------
NET INCREASE (DECREASE).......  $ 3,538,686   $     221,678   $     205,914   $ (7,960,850)    $  4,644,654
                                ===========   =============   =============   ============     ============

------------------

 *   Net of foreign withholding tax of $17,699, $92,582, $3,977, $199, $14,553,
     $179,152 , $375, $10,178, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                    DIVIDEND        VALUE-ADDED                        AMERICAN            MID-CAP
                                     GROWTH           MARKET           GROWTH        OPPORTUNITIES         EQUITY
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................    $    507,730     $     58,857     $     87,651     $  1,410,018       $    227,928
Dividends.....................       8,341,025*       1,619,714*         337,232*       1,250,755*            26,517
                                  ------------     ------------     ------------     ------------       ------------
     TOTAL INCOME.............       8,848,755        1,678,571          424,883        2,660,773            254,445
                                  ------------     ------------     ------------     ------------       ------------
EXPENSES
Investment management fee.....       1,912,281          439,166          454,197        2,587,428            479,467
Shareholder reports and
  notices.....................          42,126           15,534            9,899           32,275              1,257
Professional fees.............          11,407            9,839            9,099           12,300              9,259
Custodian fees................          21,901           10,305           42,053           71,231              5,633
Trustees' fees and expenses...           2,021              461              173            1,449                109
Transfer agent fees and
  expenses....................             250              250              250              250                250
Other.........................           2,609            5,730              103            2,334                371
                                  ------------     ------------     ------------     ------------       ------------
     TOTAL EXPENSES...........       1,992,595          481,285          515,774        2,707,267            496,346
                                  ------------     ------------     ------------     ------------       ------------
     NET INVESTMENT INCOME
     (LOSS)...................       6,856,160        1,197,286          (90,891)         (46,494)          (241,901)
                                  ------------     ------------     ------------     ------------       ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............     (73,041,735)       9,189,596        5,536,134      104,727,129          3,164,613
    Futures contracts.........         --               --               --           (13,924,286)          --
    Foreign exchange
      transactions............         --               --               --                (1,956)          --
                                  ------------     ------------     ------------     ------------       ------------
     NET GAIN (LOSS)..........     (73,041,735)       9,189,596        5,536,134       90,800,887          3,164,613
                                  ------------     ------------     ------------     ------------       ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............        (887,724)     (12,347,265)       1,670,073     (101,979,195)         5,017,680
    Future contracts..........         --               --               --             1,169,757           --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............         --               --               --                   154           --
                                  ------------     ------------     ------------     ------------       ------------
     NET APPRECIATION
     (DEPRECIATION)...........        (887,724)     (12,347,265)       1,670,073     (100,809,284)         5,017,680
                                  ------------     ------------     ------------     ------------       ------------
     NET GAIN (LOSS)..........     (73,929,459)      (3,157,669)       7,206,207      (10,008,397)         8,182,293
                                  ------------     ------------     ------------     ------------       ------------
NET INCREASE (DECREASE).......    $(67,073,299)    $ (1,960,383)    $  7,115,316     $(10,054,891)      $  7,940,392
                                  ============     ============     ============     ============       ============

                                     GLOBAL         DEVELOPING      EMERGING
                                     EQUITY           GROWTH        MARKETS
------------------------------  -----------------------------------------------
INVESTMENT INCOME:
INCOME
Interest......................    $    246,634     $    660,794  $      23,239
Dividends.....................       1,701,037*          35,229*       131,540*
                                  ------------     ------------  -------------
     TOTAL INCOME.............       1,947,671          696,023        154,779
                                  ------------     ------------  -------------
EXPENSES
Investment management fee.....         898,568          443,923        136,269
Shareholder reports and
  notices.....................          26,833           11,447          1,617
Professional fees.............          11,225            9,820          6,809
Custodian fees................          21,223           20,145         11,217
Trustees' fees and expenses...             372              270             18
Transfer agent fees and
  expenses....................             250              250            250
Other.........................           3,597              666          3,166
                                  ------------     ------------  -------------
     TOTAL EXPENSES...........         962,068          486,521        159,346
                                  ------------     ------------  -------------
     NET INVESTMENT INCOME
     (LOSS)...................         985,603          209,502         (4,567)
                                  ------------     ------------  -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............      10,737,332       11,271,652      2,828,999
    Futures contracts.........        --                --            --
    Foreign exchange
      transactions............          (7,401)         --             (13,282)
                                  ------------     ------------  -------------
     NET GAIN (LOSS)..........      10,729,931       11,271,652      2,815,717
                                  ------------     ------------  -------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............      (8,001,669)     (29,607,787)    (3,305,899)
    Future contracts..........        --                --            --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............          15,086          --                (493)
                                  ------------     ------------  -------------
     NET APPRECIATION
     (DEPRECIATION)...........      (7,986,583)     (29,607,787)    (3,306,392)
                                  ------------     ------------  -------------
     NET GAIN (LOSS)..........       2,743,348      (18,336,135)      (490,675)
                                  ------------     ------------  -------------
NET INCREASE (DECREASE).......    $  3,728,951     $(18,126,633) $    (495,242)
                                  ============     ============  =============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        NORTH AMERICAN GOVERNMENT
                                           MONEY MARKET                         SECURITIES
                                ----------------------------------  ----------------------------------
                                 FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                 MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........   $  3,538,670     $   6,047,637       $   230,305      $    438,530
Net realized gain (loss)......             16               454            (6,098)           (1,587)
Net change in unrealized
  appreciation/depreciation...       --               --                   (2,529)         (117,223)
                                 ------------     -------------       -----------      ------------
     NET INCREASE
     (DECREASE)...............      3,538,686         6,048,091           221,678           319,720
                                 ------------     -------------       -----------      ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (3,538,607)       (6,047,731)         (279,405)         (429,137)
Net realized gain.............            (16)             (454)         --               --
Paid-in-capital...............       --               --                 --               --
                                 ------------     -------------       -----------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (3,538,623)       (6,048,185)         (279,405)         (429,137)
                                 ------------     -------------       -----------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     65,938,607       144,516,778             2,523         3,768,903
Reinvestment of dividends and
  distributions...............      3,538,623         6,048,185           279,405           429,137
Cost of shares repurchased....    (85,089,568)     (135,074,457)       (1,383,896)       (3,057,203)
                                 ------------     -------------       -----------      ------------
     NET INCREASE
     (DECREASE)...............    (15,612,338)       15,490,506        (1,101,968)        1,140,837
                                 ------------     -------------       -----------      ------------
     TOTAL INCREASE
     (DECREASE)...............    (15,612,275)       15,490,412        (1,159,695)        1,031,420
NET ASSETS:
Beginning of period...........    135,675,240       120,184,828         9,420,642         8,389,222
                                 ------------     -------------       -----------      ------------
     END OF PERIOD............   $120,062,965     $ 135,675,240       $ 8,260,947      $  9,420,642
                                 ============     =============       ===========      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $         82     $          19       $        65      $     49,165
                                 ============     =============       ===========      ============
SHARES ISSUED AND REPURCHASED:
Sold..........................     65,938,607       144,516,778               252           373,179
Issued in reinvestment of
  dividends and
  distributions...............      3,538,623         6,048,185            28,055            42,656
Repurchased...................    (85,089,568)     (135,074,457)         (138,581)         (303,201)
                                 ------------     -------------       -----------      ------------
NET INCREASE (DECREASE).......    (15,612,338)       15,490,506          (110,274)          112,634
                                 ============     =============       ===========      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                        DIVERSIFIED INCOME                   BALANCED GROWTH              UTILITIES
                                ----------------------------------  ----------------------------------  --------------
                                 FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR      FOR THE SIX
                                 MONTHS ENDED         ENDED          MONTHS ENDED         ENDED          MONTHS ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                         (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........   $  3,530,851      $  7,541,201      $  2,001,770      $  3,817,787      $  1,210,457
Net realized gain (loss)......       (820,621)       (2,270,326)       (1,729,821)        1,175,402         5,978,456
Net change in unrealized
  appreciation/depreciation...     (2,504,316)       (6,985,905)       (8,232,799)       (1,416,501)       (2,544,259)
                                 ------------      ------------      ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............        205,914        (1,715,030)       (7,960,850)        3,576,688         4,644,654
                                 ------------      ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (3,308,195)       (7,407,990)       (2,330,103)       (3,740,026)       (1,365,168)
Net realized gain.............       --               --                 (946,223)      (13,846,314)      (10,447,048)
Paid-in-capital...............       --                (231,544)         --               --                 --
                                 ------------      ------------      ------------      ------------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (3,308,195)       (7,639,534)       (3,276,326)      (17,586,340)      (11,812,216)
                                 ------------      ------------      ------------      ------------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      6,857,461        25,140,484        12,143,833        38,151,616        40,174,278
Reinvestment of dividends and
  distributions...............      3,308,195         7,639,534         3,276,326        17,586,340        11,812,216
Cost of shares repurchased....    (14,373,516)      (31,146,173)      (18,535,130)      (21,281,195)      (15,120,667)
                                 ------------      ------------      ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............     (4,207,860)        1,633,845        (3,114,971)       34,456,761        36,865,827
                                 ------------      ------------      ------------      ------------      ------------
     TOTAL INCREASE
     (DECREASE)...............     (7,310,141)       (7,720,719)      (14,352,147)       20,447,109        29,698,265
NET ASSETS:
Beginning of period...........     86,270,418        93,991,137       128,299,226       107,852,117       165,368,414
                                 ------------      ------------      ------------      ------------      ------------
     END OF PERIOD............   $ 78,960,277      $ 86,270,418      $113,947,079      $128,299,226      $195,066,679
                                 ============      ============      ============      ============      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $     25,624      $   (197,032)     $        107      $    328,440      $      1,325
                                 ============      ============      ============      ============      ============
SHARES ISSUED AND REPURCHASED:
Sold..........................        778,651         2,660,408           860,977         3,333,509         1,423,670
Issued in reinvestment of
  dividends and
  distributions...............        379,340           813,366           240,214           241,749           460,161
Repurchased...................     (1,630,048)       (3,307,173)       (1,319,769)       (1,387,082)         (536,983)
                                 ------------      ------------      ------------      ------------      ------------
NET INCREASE (DECREASE).......       (472,057)          166,601          (218,578)        2,188,176         1,346,848
                                 ============      ============      ============      ============      ============

                                    UTILITIES                DIVIDEND GROWTH
                                ------------------  ----------------------------------
                                   FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                      ENDED          MONTHS ENDED         ENDED
                                DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999
------------------------------  ------------------------------------------------------
                                                     (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........     $  1,851,924      $  6,856,160      $ 14,549,630
Net realized gain (loss)......       10,576,744       (73,041,735)      129,094,274
Net change in unrealized
  appreciation/depreciation...       33,678,427          (887,724)     (142,695,765)
                                   ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............       46,107,095       (67,073,299)          948,139
                                   ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (1,813,042)       (7,902,216)      (14,356,475)
Net realized gain.............         (778,316)     (135,437,035)      (68,998,640)
Paid-in-capital...............        --                 --               --
                                   ------------      ------------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (2,591,358)     (143,339,251)      (83,355,115)
                                   ------------      ------------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......       53,847,696        58,421,759       184,490,155
Reinvestment of dividends and
  distributions...............        2,591,358       143,339,251        83,355,115
Cost of shares repurchased....      (20,269,562)     (136,995,556)     (165,911,876)
                                   ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............       36,169,492        64,765,454       101,933,394
                                   ------------      ------------      ------------
     TOTAL INCREASE
     (DECREASE)...............       79,685,229      (145,647,096)       19,526,418
NET ASSETS:
Beginning of period...........       85,683,185       742,811,496       723,285,078
                                   ------------      ------------      ------------
     END OF PERIOD............     $165,368,414      $597,164,400      $742,811,496
                                   ============      ============      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $    156,036      $        156      $  1,046,212
                                   ============      ============      ============
SHARES ISSUED AND REPURCHASED:
Sold..........................        2,571,246         3,157,734         8,484,915
Issued in reinvestment of
  dividends and
  distributions...............          126,805        10,292,261         3,815,098
Repurchased...................         (978,171)       (7,539,045)       (7,808,848)
                                   ------------      ------------      ------------
NET INCREASE (DECREASE).......        1,719,880         5,910,950         4,491,165
                                   ============      ============      ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                        VALUE-ADDED MARKET                        GROWTH
                                ----------------------------------  ----------------------------------
                                 FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                 MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................   $  1,197,286      $  2,018,885      $    (90,891)     $    (71,745)
Net realized gain.............      9,189,596        16,263,318         5,536,134         8,668,664
Net change in unrealized
  appreciation/depreciation...    (12,347,265)        2,356,309         1,670,073        15,446,798
                                 ------------      ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............     (1,960,383)       20,638,512         7,115,316        24,043,717
                                 ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (790,413)       (2,002,626)         --                  (3,871)
Net realized gain.............    (16,263,313)       (6,492,085)       (7,192,511)       (4,876,846)
                                 ------------      ------------      ------------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (17,053,726)       (8,494,711)       (7,192,511)       (4,880,717)
                                 ------------      ------------      ------------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     13,979,326        32,832,745        45,695,159        33,517,947
Reinvestment of dividends and
  distributions...............     17,053,727         8,494,711          --               4,880,717
Cost of shares repurchased....    (28,511,917)      (38,587,051)      (11,528,207)      (14,366,545)
                                 ------------      ------------      ------------      ------------
     NET INCREASE.............      2,521,136         2,740,405        34,166,952        24,032,119
                                 ------------      ------------      ------------      ------------
     TOTAL INCREASE
     (DECREASE)...............    (16,492,973)       14,884,206        34,089,757        43,195,119
NET ASSETS:
Beginning of period...........    189,708,028       174,823,822        96,698,897        53,503,778
                                 ------------      ------------      ------------      ------------
     END OF PERIOD............   $173,215,055      $189,708,028      $130,788,654      $ 96,698,897
                                 ============      ============      ============      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $    606,479      $    199,606      $   (234,379)        --
                                 ============      ============      ============      ============
SHARES ISSUED AND REPURCHASED:
Sold..........................        704,110         1,641,753         1,923,676         1,668,923
Issued in reinvestment of
  dividends and
  distributions...............        923,110           422,129          --                 275,120
Repurchased...................     (1,458,577)       (1,941,093)         (483,636)         (722,403)
                                 ------------      ------------      ------------      ------------
NET INCREASE..................        168,643           122,789         1,440,040         1,221,640
                                 ============      ============      ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                       AMERICAN OPPORTUNITIES                   MID-CAP EQUITY            GLOBAL EQUITY
                                ------------------------------------  ----------------------------------  --------------
                                  FOR THE SIX        FOR THE YEAR      FOR THE SIX       FOR THE YEAR      FOR THE SIX
                                  MONTHS ENDED          ENDED          MONTHS ENDED         ENDED          MONTHS ENDED
                                 JUNE 30, 2000    DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------------
                                  (UNAUDITED)                          (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................    $    (46,494)      $  1,448,393      $   (241,901)     $    139,683      $    985,603
Net realized gain.............      90,800,887         74,042,509         3,164,613        12,556,428        10,729,931
Net change in unrealized
  appreciation/depreciation...    (100,809,284)       179,944,880         5,017,680        20,188,222        (7,986,583)
                                  ------------       ------------      ------------      ------------      ------------
     NET INCREASE
     (DECREASE)...............     (10,054,891)       255,435,782         7,940,392        32,884,333         3,728,951
                                  ------------       ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........        --               (1,445,841)         --                (146,978)         (564,070)
Net realized gain.............     (71,766,306)       (46,008,369)       (9,796,856)          (27,244)      (11,783,182)
                                  ------------       ------------      ------------      ------------      ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (71,766,306)       (47,454,210)       (9,796,856)         (174,222)      (12,347,252)
                                  ------------       ------------      ------------      ------------      ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     167,710,784        223,047,289        87,214,364        32,535,587        25,080,675
Reinvestment of dividends and
  distributions...............      71,766,306         47,454,210          --                 174,222        12,273,674
Cost of shares repurchased....     (62,999,108)       (81,365,431)      (13,054,378)       (8,669,033)      (13,842,452)
                                  ------------       ------------      ------------      ------------      ------------
     NET INCREASE.............     176,477,982        189,136,068        74,159,986        24,040,776        23,511,897
                                  ------------       ------------      ------------      ------------      ------------
     TOTAL INCREASE
     (DECREASE)...............      94,656,785        397,117,640        72,303,522        56,750,887        14,893,596
NET ASSETS:
Beginning of period...........     768,750,549        371,632,909        84,948,524        28,197,637       173,743,006
                                  ------------       ------------      ------------      ------------      ------------
     END OF PERIOD............    $863,407,334       $768,750,549      $157,252,046      $ 84,948,524      $188,636,602
                                  ============       ============      ============      ============      ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $    (46,494)         --             $   (241,901)        --             $    412,943
                                  ============       ============      ============      ============      ============
SHARES ISSUED AND REPURCHASED:
Sold..........................       4,995,943          8,757,084         3,531,768         1,991,794         1,279,740
Issued in reinvestment of
  dividends and
  distributions...............       2,419,633          2,113,992          --                  13,119           653,930
Repurchased...................      (1,884,365)        (3,237,660)         (552,834)         (633,054)         (705,081)
                                  ------------       ------------      ------------      ------------      ------------
NET INCREASE..................       5,531,211          7,633,416         2,978,934         1,371,859         1,228,589
                                  ============       ============      ============      ============      ============

                                  GLOBAL EQUITY
                                ------------------
                                   FOR THE YEAR
                                      ENDED
                                DECEMBER 31, 1999
------------------------------  ------------------

INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................     $    496,336
Net realized gain.............       16,165,852
Net change in unrealized
  appreciation/depreciation...       26,404,172
                                   ------------
     NET INCREASE
     (DECREASE)...............       43,066,360
                                   ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........         (497,530)
Net realized gain.............        --
                                   ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............         (497,530)
                                   ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......       29,681,396
Reinvestment of dividends and
  distributions...............          497,530
Cost of shares repurchased....       24,526,962
                                   ------------
     NET INCREASE.............        5,651,964
                                   ------------
     TOTAL INCREASE
     (DECREASE)...............       48,220,794
NET ASSETS:
Beginning of period...........      125,522,212
                                   ------------
     END OF PERIOD............     $173,743,006
                                   ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $     (8,590)
                                   ============
SHARES ISSUED AND REPURCHASED:
Sold..........................        1,823,137
Issued in reinvestment of
  dividends and
  distributions...............           31,851
Repurchased...................       (1,548,072)
                                   ------------
NET INCREASE..................          306,916
                                   ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                        DEVELOPING GROWTH                    EMERGING MARKETS
                                ----------------------------------  ----------------------------------
                                 FOR THE SIX       FOR THE YEAR      FOR THE SIX       FOR THE YEAR
                                 MONTHS ENDED         ENDED          MONTHS ENDED         ENDED
                                JUNE 30, 2000   DECEMBER 31, 1999   JUNE 30, 2000   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
                                 (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................   $    209,502      $     54,898      $     (4,567)      $    (5,570)
Net realized gain.............     11,271,652        31,720,580         2,815,717           833,229
Net change in unrealized
  appreciation/depreciation...    (29,607,787)       42,343,872        (3,306,392)        9,795,780
                                 ------------      ------------      ------------       -----------
     NET INCREASE
     (DECREASE)...............    (18,126,633)       74,119,350          (495,242)       10,623,439
                                 ------------      ------------      ------------       -----------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........         (9,373)          (52,628)         --               --
Net realized gain.............    (30,566,098)        --                 --               --
Paid-in-capital...............       --               --                 --                 (29,513)
                                 ------------      ------------      ------------       -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............    (30,575,471)          (52,628)         --                 (29,513)
                                 ------------      ------------      ------------       -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     52,872,301        27,643,051             3,827         4,228,591
Reinvestment of dividends and
  distributions...............     30,575,471            52,628          --                  29,513
Cost of shares repurchased....    (19,492,411)      (22,792,517)       (2,182,541)       (5,235,518)
                                 ------------      ------------      ------------       -----------
     NET INCREASE
     (DECREASE)...............     63,955,361         4,903,162        (2,178,714)         (977,414)
                                 ------------      ------------      ------------       -----------
     TOTAL INCREASE
     (DECREASE)...............     15,253,257        78,969,884        (2,673,956)        9,616,512
NET ASSETS:
Beginning of period...........    160,595,043        81,625,159        22,888,817        13,272,305
                                 ------------      ------------      ------------       -----------
     END OF PERIOD............   $175,848,300      $160,595,043      $ 20,214,861       $22,888,817
                                 ============      ============      ============       ===========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................   $    204,111      $      3,982      $    (43,353)      $   (38,786)
                                 ============      ============      ============       ===========
SHARES ISSUED AND REPURCHASED:
Sold..........................      1,236,323         1,021,132               224           421,932
Issued in reinvestment of
  dividends and
  distributions...............        999,454             2,217          --                   3,047
Repurchased...................       (497,616)         (934,031)         (146,841)         (524,322)
                                 ------------      ------------      ------------       -----------
NET INCREASE (DECREASE).......      1,738,161            89,318          (146,617)          (99,343)
                                 ============      ============      ============       ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997. On May 1, 2000, all Portfolio shares were designated Class X shares.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
     Diversified        Seeks, as a primary objective, to earn a high level of
        Income          current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
       Balanced         Seeks to achieve capital growth with reasonable current
        Growth          income by investing in common stock of companies which have a record of paying dividends and have the potential for
                        increasing dividends, securities convertible into common
                        stock and in investment grade fixed income securities.
      Utilities         Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry.
       Dividend         Seeks to provide reasonable current income and long-term
        Growth          growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.
     Value-Added        Seeks to achieve a high level of total return on its assets
        Market          through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
       American         Seeks long-term capital growth consistent with an effort to
    Opportunities       reduce volatility by investing principally in common stock of companies in industries which, at the time of the
                        investment, are believed to be undervalued in the
                        marketplace.
       Mid-Cap          Seeks long-term capital appreciation by investing primarily
        Equity          in equity securities of mid-cap companies (that is,
                        companies whose equity market capitalization falls within
                        the range of approximately $200 million to $12 billion).
        Global          Seeks a high level of total return on its assets primarily
        Equity          through long-term capital growth and, to a lesser extent,
                        from income, through investments in all types of common
                        stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt
                        obligations of domestic and foreign companies and
                        governments and international organizations.
      Developing        Seeks long-term capital growth by investing primarily in
        Growth          common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential
                        for growing more rapidly than the economy and which may
                        benefit from new products or services, technological
                        developments or changes in management.
       Emerging         Seeks long-term capital appreciation by investing primarily
       Markets          in equity securities of companies in emerging market
                        countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FUTURES CONTRACTS -- Some of the portfolios may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ----------------------------------------  ------
Money Market............................   0.50%  Growth .................................   0.80%
North American Government Securities....   0.65   American Opportunities .................  **
Diversified Income......................   0.40   Mid-Cap Equity .........................   0.75
Balanced Growth.........................   0.60   Global Equity ..........................   1.00
Utilities...............................   0.65   Developing Growth ......................   0.50
Dividend Growth.........................   *      Emerging Markets .......................   1.25
Value-Added Market......................   0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
** 0.625% to the portion of daily net assets not exceeding $500 million; and 0.60% to the portion of daily net assets in excess of $500 million. Effective May 1, 2000, the Agreement was amended to reduce the annual rate to 0.575% of the portion of daily net assets in excess of $1 billion.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2000 were as follows:

                                              U.S. GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $20,307,554      $19,485,781       $  347,728,617     $  367,703,706
North American Government Securities....        --             2,289,562             --                --
Diversified Income......................      1,600,925        8,568,351           13,532,765         23,532,609
Balanced Growth.........................      3,356,509        4,673,027           25,512,769         24,868,793
Utilities...............................      1,978,417        1,971,172           51,658,658         26,083,998
Dividend Growth.........................        --              --                165,449,313        216,374,868
Value-Added Market......................        --              --                  9,251,446         23,624,448
Growth..................................        --              --                 67,691,597        (40,565,634)
American Opportunities..................        --              --              2,020,715,903      1,905,855,061
Mid-Cap Equity..........................        --              --                 69,069,041         11,985,294
Global Equity...........................        --              --                 72,590,146         57,753,943
Developing Growth.......................        --              --                149,394,749        141,544,322
Emerging Markets........................        --              --                  5,232,530          7,993,439

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $155,305, as well as realized gain of $131,728.

Included in the aforementioned sales of portfolio securities of Mid-Cap Equity are sales of Hartford Life, Inc., an affiliate of the Fund, of $1,893,423, as well as a realized gain of $142,659.

At June 30, 2000, the American Opportunities receivables for investments sold included unsettled trades with Morgan Stanley & Co Inc., an affiliate of the Investment Manager, of $938,891.

At June 30, 2000, Developing Growth's payables for investments purchased and receivables for investments sold included unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager of $36,000 and $610,531, respectively.

For the six months ended June 30, 2000, the following Portfolios incurred brokerage commissions with DWR for executed portfolio transactions:

BALANCED               DIVIDEND     AMERICAN      DEVELOPING
 GROWTH    UTILITIES    GROWTH    OPPORTUNITIES     GROWTH
--------   ---------   --------   -------------   ----------
$19,300     $15,750    $102,996      $33,543        $9,045
=======     =======    ========      =======        ======

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

For the six months ended June 30, 2000, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED               DIVIDEND                AMERICAN      DEVELOPING   EMERGING
 GROWTH    UTILITIES    GROWTH     GROWTH    OPPORTUNITIES     GROWTH     MARKETS
--------   ---------   --------   --------   -------------   ----------   --------
 $5,505      $500      $27,176     $3,263       $202,723       $2,250       $221
 ======      ====      =======     ======       ========       ======       ====

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1999, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                        (AMOUNTS IN THOUSANDS)
                AVAILABLE THROUGH                   ------------------------------
                   DECEMBER 31,                      2004    2005    2006    2007   TOTAL
                -----------------                   ------  ------  ------  ------  ------
North American Government Securities..............  $    8  $    2  $    4  $    6  $   20
Diversified Income................................    --      --       153   1,214   1,367
Emerging Markets..................................    --      --     4,296    --     4,296

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 1999: Global Equity -- $81,000; Emerging Markets -- $5,000.

At December 31, 1999, the primary reason(s) for significant temporary book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES
                                          -----------------------------
                                          POST-OCTOBER  LOSS DEFERRALS
                                             LOSSES     FROM WASH SALES
                                          ------------  ---------------
Diversified Income......................                           -
Balance Growth..........................                           -
Dividend Growth.........................                           -
Value-Added.............................                           -
Growth..................................                           -
American Opportunities..................                           -
Mid-Cap Equity..........................                           -
Global Equity...........................           -               -
Developing Growth.......................                           -
Emerging Markets........................           -               -

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and interest on bonds in default and American Opportunities had temporary differences attributable to the market-to-market of open futures contracts.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 2000, Diversified Income, Global Equity and Developing Growth had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2000, American Opportunities had outstanding futures contracts.

At June 30, 2000, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED) CONTINUED

6. OTHER BUSINESS

North American Government and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

7. SUBSEQUENT EVENT

On July 24, 2000, the Fund began offering Class Y shares of each Portfolio, except for North American Government Securities and Emerging Markets.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

              NET ASSET                                                                                 TOTAL
                VALUE        NET        NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
 YEAR ENDED   BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO        TO              AND
DECEMBER 31   OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995           $ 1.00       $ 0.06         --            $  0.06        $(0.06)         --             $(0.06)
1996             1.00         0.05         --               0.05         (0.05)         --              (0.05)
1997             1.00         0.05         --               0.05         (0.05)         --              (0.05)
1998             1.00         0.05         --               0.05         (0.05)         --              (0.05)
1999             1.00         0.05         --               0.05         (0.05)         --              (0.05)
2000**           1.00         0.03         --               0.03         (0.03)         --              (0.03)
NORTH AMERICAN GOVERNMENT SECURITIES
1995            10.04         0.53         $ 0.11           0.64         (0.50)         --              (0.50)
1996            10.18         0.52          (0.09)          0.43         (0.52)         --              (0.52)
1997            10.09         0.48           0.09           0.57         (0.49)         --              (0.49)
1998            10.17         0.46          (0.03)          0.43         (0.45)         --              (0.45)
1999            10.15         0.47          (0.13)          0.34         (0.46)         --              (0.46)
2000**          10.03         0.27          (0.01)          0.26         (0.32)         --              (0.32)
DIVERSIFIED INCOME
1995            10.05         0.57           0.11           0.68         (0.51)         --              (0.51)
1996            10.22         0.80           0.13           0.93         (0.82)        $ (0.01)         (0.83)
1997            10.32         0.80           0.02           0.82         (0.83)          (0.02)         (0.85)
1998            10.29         0.79          (0.37)          0.42         (0.77)          (0.01)         (0.78)
1999             9.93         0.78          (0.96)         (0.18)        (0.77)          (0.02)++       (0.79)
2000**           8.96         0.38          (0.36)          0.02         (0.36)         --              (0.36)
BALANCED GROWTH
1995            10.04         0.40           1.85           2.25         (0.40)         --              (0.40)
1996            11.89         0.33           1.25           1.58         (0.33)          (0.07)         (0.40)
1997            13.07         0.29           2.01           2.30         (0.30)          (0.04)         (0.34)
1998            15.03         0.44           1.68           2.12         (0.43)          (0.34)         (0.77)
1999            16.38         0.48           0.15           0.63         (0.48)          (1.90)         (2.38)
2000**          14.63         0.33          (1.26)         (0.93)        (0.27)          (0.11)         (0.38)
UTILITIES
1995            10.04         0.45           2.30           2.75         (0.44)         --              (0.44)
1996            12.35         0.43           0.60           1.03         (0.43)          (0.01)         (0.44)
1997            12.94         0.39           2.96           3.35         (0.40)          (0.05)         (0.45)
1998            15.84         0.37           3.06           3.43         (0.37)          (0.19)         (0.56)
1999            18.71         0.34           7.69           8.03         (0.34)          (0.15)         (0.49)
2000**          26.25         0.18           0.73           0.91         (0.20)          (1.45)         (1.65)
DIVIDEND GROWTH
1995             9.97         0.36           3.57           3.93         (0.36)         --              (0.36)
1996            13.54         0.34           2.94           3.28         (0.35)          (0.02)         (0.37)
1997            16.45         0.38           3.80           4.18         (0.38)          (0.68)         (1.06)
1998            19.57         0.39           3.38           3.77         (0.39)          (0.90)         (1.29)
1999            22.05         0.40          (0.10)          0.30         (0.40)          (2.03)         (2.43)
2000**          19.92         0.20          (1.99)         (1.79)        (0.23)          (4.08)         (4.31)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                                                  (BEFORE EXPENSES WERE ASSUMED)
                                                              NET ASSET              NET ASSETS   -------------------------------
                                                                VALUE                  END OF                           NET
                                                               END OF      TOTAL       PERIOD                       INVESTMENT
                                                               PERIOD     RETURN+     (000'S)       EXPENSES          INCOME
---------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1995                                                           $ 1.00        6.10%    $ 42,089          0.81%            5.11%
1996                                                             1.00        5.07       87,002          0.59             4.94
1997                                                             1.00        5.21       84,045          0.55             5.08
1998                                                             1.00        5.16      120,185          0.55             5.02
1999                                                             1.00        4.78      135,675          0.54             4.67
2000**                                                           1.00        2.80 (1)   120,063         0.54(2)          5.54(2)
NORTH AMERICAN GOVERNMENT SECURITIES
1995                                                            10.18        6.40        1,288          2.50*            3.24*
1996                                                            10.09        4.35        4,172          1.45             4.55
1997                                                            10.17        5.91        5,091          1.26             4.75
1998                                                            10.15        4.28        8,389          1.15             4.52
1999                                                            10.03        3.40        9,421          1.01             4.60
2000**                                                           9.97        2.67 (1)     8,261         0.95(2)          5.33(2)
DIVERSIFIED INCOME
1995                                                            10.22        6.96        8,972          1.33             5.95
1996                                                            10.32        9.54       32,119          0.71             8.26
1997                                                            10.29        8.32       62,287          0.55             8.09
1998                                                             9.93        4.22       93,991          0.49             7.92
1999                                                             8.96       (1.83)      86,270          0.48             8.31
2000**                                                           8.62        0.20 (1)    78,960         0.47(2)          8.71(2)
BALANCED GROWTH
1995                                                            11.89       22.86       16,311          1.39             2.45
1996                                                            13.07       13.54       38,893          0.90             2.35
1997                                                            15.03       17.87       71,323          0.86             2.13
1998                                                            16.38       14.41      107,852          0.71             2.87
1999                                                            14.63        3.52      128,299          0.64             3.10
2000**                                                          13.32       (6.36)(1)   113,947         0.65(2)          3.33(2)
UTILITIES
1995                                                            12.35       28.05       17,959          1.43             3.01
1996                                                            12.94        8.48       35,686          0.80             3.16
1997                                                            15.84       26.45       50,766          0.76             2.83
1998                                                            18.71       22.23       85,683          0.71             2.21
1999                                                            26.25       43.71      165,368          0.70             1.63
2000**                                                          25.51        3.44 (1)   195,067         0.70(2)          1.27(2)
DIVIDEND GROWTH
1995                                                            13.54       40.13       78,694          0.83             2.80
1996                                                            16.45       24.49      258,101          0.67             2.44
1997                                                            19.57       26.12      518,419          0.65             2.11
1998                                                            22.05       19.73      723,285          0.63             1.87
1999                                                            19.92        0.53      742,811          0.60             1.86
2000**                                                          13.82       (8.99)(1)   597,164         0.62(2)          2.13(2)

                                                              RATIOS TO AVERAGE NET ASSETS
                                                              (AFTER EXPENSES WERE ASSUMED)
                                                              -----------------------------
                                                                                  NET         PORTFOLIO
                                                                               INVESTMENT     TURNOVER
                                                                EXPENSES         INCOME         RATE
------------------------------------------------------------  -----------------------------------------
MONEY MARKET
1995                                                             --                5.92%       N/A
1996                                                              0.57%            4.96        N/A
1997                                                              0.55             5.08        N/A
1998                                                              0.55             5.02        N/A
1999                                                              0.54             4.67        N/A
2000**                                                            0.54(2)          5.54(2)     N/A
NORTH AMERICAN GOVERNMENT SECURITIES
1995                                                             --                5.74           18%
1996                                                              0.50             5.50           48
1997                                                              1.26             4.75           27
1998                                                              1.15             4.52           51
1999                                                              1.01             4.60           53
2000**                                                            0.95(2)          5.33(2)      --
DIVERSIFIED INCOME
1995                                                             --                7.28           33
1996                                                              0.50             8.47           69
1997                                                              0.55             8.09          110
1998                                                              0.49             7.92          111
1999                                                              0.48             8.31           69
2000**                                                            0.47(2)          8.71(2)        18(1)
BALANCED GROWTH
1995                                                             --                3.84           99
1996                                                              0.50             2.75           88
1997                                                              0.86             2.13           64
1998                                                              0.71             2.87           93
1999                                                              0.64             3.10           37
2000**                                                            0.65(2)          3.33(2)        24(1)
UTILITIES
1995                                                             --                4.44            3
1996                                                              0.50             3.46           15
1997                                                              0.76             2.83           34
1998                                                              0.71             2.21           19
1999                                                              0.70             1.63           31
2000**                                                            0.70(2)          1.27(2)        15(1)
DIVIDEND GROWTH
1995                                                             --                3.63            4
1996                                                              0.67             2.44           39
1997                                                              0.65             2.11           26
1998                                                              0.63             1.87           39
1999                                                              0.60             1.86          101
2000**                                                            0.62(2)          2.13(2)        26(1)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

              NET ASSET                                                                                    TOTAL
                VALUE          NET         NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
 YEAR ENDED   BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO        TO              AND
DECEMBER 31   OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET
1995           $ 9.90        $ 0.31           $ 2.34        $  2.65        $(0.31)         --             $(0.31)
1996            12.24          0.23             1.93           2.16         (0.23)        $ (0.01)         (0.24)
1997            14.16          0.23             3.43           3.66         (0.23)          (0.03)         (0.26)
1998            17.56          0.22             1.90           2.12         (0.22)          (0.27)         (0.49)
1999            19.19          0.22             2.08           2.30         (0.22)          (0.73)         (0.95)
2000**          20.54          0.13            (0.25)         (0.12)        (0.09)          (1.91)         (2.00)
GROWTH
1995            10.05          0.26             1.05           1.31         (0.29)         --              (0.29)
1996            11.07          0.08             2.52           2.60         (0.08)          (0.04)         (0.12)
1997            13.55          0.09             3.09           3.18         (0.10)          (0.07)         (0.17)
1998            16.56        --                 2.16           2.16        --               (0.49)         (0.49)
1999            18.23         (0.02)            6.65           6.63        --               (1.59)         (1.59)
2000**          23.27         (0.03)            1.49           1.46        --               (1.36)         (1.36)
AMERICAN OPPORTUNITIES
1995            10.05          0.21             3.66           3.87         (0.21)         --              (0.21)
1996            13.71          0.08             1.68           1.76         (0.10)          (0.07)         (0.17)
1997            15.30          0.07             4.73           4.80         (0.06)          (0.35)         (0.41)
1998            19.69          0.13             5.57           5.70         (0.14)          (1.94)         (2.08)
1999            23.31          0.08            11.76          11.84         (0.07)          (2.48)         (2.55)
2000**          32.60        --                (0.25)         (0.25)       --               (2.69)         (2.69)
MID-CAP EQUITY
1997(a)         10.00          0.18             1.39           1.57         (0.17)         --              (0.17)
1998            11.40          0.06             0.57           0.63         (0.07)          (0.10)         (0.17)
1999            11.86          0.06            10.81          10.87         (0.06)          (0.01)         (0.07)
2000**          22.66         (0.04)            2.30           2.26        --               (1.55)         (1.55)
GLOBAL EQUITY
1995             9.94          0.29             1.05           1.34         (0.29)         --              (0.29)
1996            10.99          0.15             1.10           1.25         (0.17)          (0.01)         (0.18)
1997            12.06          0.12             0.92           1.04         (0.11)          (0.02)         (0.13)
1998            12.97          0.14             1.81           1.95         (0.18)          (0.05)         (0.23)
1999            14.69          0.06             4.94           5.00         (0.06)         --              (0.06)
2000**          19.63          0.30             0.09           0.39         (0.06)          (1.25)         (1.31)
DEVELOPING GROWTH
1995            10.13          0.24             4.88           5.12         (0.25)         --              (0.25)
1996            15.00          0.02             1.92           1.94         (0.03)          (0.03)++       (0.06)
1997            16.88          0.05             2.27           2.32         (0.04)         --              (0.04)
1998            19.16          0.03             1.69           1.72         (0.04)          (0.03)         (0.07)
1999            20.81          0.01            19.23          19.24         (0.01)         --              (0.01)
2000**          40.04          0.04            (3.05)         (3.01)       --               (6.44)         (6.44)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                                                  (BEFORE EXPENSES WERE ASSUMED)
                                                              NET ASSET              NET ASSETS   -------------------------------
                                                                VALUE                  END OF                           NET
                                                               END OF      TOTAL       PERIOD                       INVESTMENT
                                                               PERIOD     RETURN+     (000'S)       EXPENSES       INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
VALUE-ADDED MARKET
1995                                                           $12.24       27.14%    $ 23,970          1.46%            1.64%
1996                                                            14.16       17.78       73,516          0.64             1.69
1997                                                            17.56       26.12      141,316          0.58             1.49
1998                                                            19.19       12.19      174,824          0.55             1.20
1999                                                            20.54       12.15      189,708          0.55             1.11
2000**                                                          18.42       (0.59)(1)   173,215         0.55(2)          1.36 (2)
GROWTH
1995                                                            11.07       13.29        3,956          2.50            (0.64)
1996                                                            13.55       23.56       18,215          1.22            (0.03)
1997                                                            16.56       23.07       40,311          1.01             0.13
1998                                                            18.23       13.22       53,504          1.06             0.01
1999                                                            23.27       39.10       96,699          0.90            (0.11)
2000**                                                          23.37        6.28 (1)   130,789         0.91(2)          0.14 (2)
AMERICAN OPPORTUNITIES
1995                                                            13.71       38.95       38,235          0.96             1.11
1996                                                            15.30       12.95      120,904          0.71             0.52
1997                                                            19.69       31.93      230,014          0.68             0.42
1998                                                            23.31       30.78      371,633          0.66             0.62
1999                                                            32.60       55.81      768,751          0.66             0.29
2000**                                                          29.66       (0.77)(1)   863,407         0.64(2)         (0.01)(2)
MID-CAP EQUITY
1997(a)                                                         11.40       15.84 (1)    19,236         1.12(2)          0.65 (2)
1998                                                            11.86        5.67       28,198          0.98            (0.40)
1999                                                            22.66       92.10       84,949          0.92            (0.35)
2000**                                                          23.37       10.00 (1)   157,252         0.78(2)         (0.38)(2)
GLOBAL EQUITY
1995                                                            10.99       13.76       17,074          1.69             1.09
1996                                                            12.06       11.43       59,246          1.25             0.69
1997                                                            12.97        8.66      102,229          1.13             0.91
1998                                                            14.69       15.11      125,522          1.10             1.01
1999                                                            19.63       34.14      173,743          1.08             0.36
2000**                                                          18.71        1.97 (1)   188,637         1.07(2)          1.09 (2)
DEVELOPING GROWTH
1995                                                            15.00       51.26       17,412          1.24             0.86
1996                                                            16.88       12.95       61,120          0.68            (0.04)
1997                                                            19.16       13.77       82,690          0.60             0.26
1998                                                            20.81        9.04       81,625          0.59             0.19
1999                                                            40.04       92.52      160,595          0.58             0.06
2000**                                                          30.59       (7.52)(1)   175,848         0.55(2)          0.24 (2)

                                                              RATIOS TO AVERAGE NET ASSETS
                                                              (AFTER EXPENSES WERE ASSUMED)
                                                              -----------------------------
                                                                                  NET         PORTFOLIO
                                                                               INVESTMENT     TURNOVER
                                                                EXPENSES     INCOME (LOSS)      RATE
------------------------------------------------------------  -----------------------------------------
VALUE-ADDED MARKET
1995                                                             --                3.10%           4%
1996                                                              0.56%            1.77            4
1997                                                              0.58             1.49            8
1998                                                              0.55             1.20           14
1999                                                              0.55             1.11           21
2000**                                                            0.55(2)          1.36 (2)        5(1)
GROWTH
1995                                                             --                1.86           39
1996                                                              0.50             0.69           47
1997                                                              1.01             0.13           55
1998                                                              1.06             0.01          223
1999                                                              0.90            (0.11)          88
2000**                                                            0.91(2)          0.14 (2)       36(1)
AMERICAN OPPORTUNITIES
1995                                                             --                2.07          174
1996                                                              0.69             0.54          232
1997                                                              0.68             0.42          262
1998                                                              0.66             0.62          325
1999                                                              0.66             0.29          360
2000**                                                            0.64(2)         (0.01)(2)      240(1)
MID-CAP EQUITY
1997(a)                                                          --                1.77 (2)      104(1)
1998                                                             --                0.58          323
1999                                                              0.20             0.37          318
2000**                                                            0.78(2)         (0.38)(2)       10(1)
GLOBAL EQUITY
1995                                                             --                2.78           74
1996                                                              0.72             1.22           62
1997                                                              1.13             0.91           87
1998                                                              1.10             1.01           80
1999                                                              1.08             0.36           79
2000**                                                            1.07(2)          1.09 (2)       34(1)
DEVELOPING GROWTH
1995                                                             --                2.10           80
1996                                                              0.58             0.06          146
1997                                                              0.60             0.26          149
1998                                                              0.59             0.19          193
1999                                                              0.58             0.06          178
2000**                                                            0.55(2)          0.24 (2)       93(1)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

              NET ASSET                                                                                    TOTAL
                VALUE          NET         NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
 YEAR ENDED   BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   DIVIDENDS TO        TO              AND
DECEMBER 31   OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
1995           $10.04        $ 0.29           $(0.33)       $ (0.04)       $(0.31)         --             $(0.31)
1996             9.69          0.16             1.51           1.67         (0.16)         --              (0.16)
1997            11.20          0.06             0.11           0.17         (0.06)         --              (0.06)
1998            11.31          0.07            (3.33)         (3.26)        (0.07)        $ (0.07)+++      (0.14)
1999             7.91        --                 6.60           6.60        --               (0.02)++       (0.02)
2000**          14.49         (0.01)           (0.37)         (0.38)       --              --            --

--------------------------------------------------------------------------------
(a)  For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.01.
+++  Includes distributions from paid-in-capital of $0.04.
++   Distribution from paid-in-capital.
 *   After application of the Fund's expense limitation.
**   For the six months ended June 30, 2000 (unaudited).
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                                                  (BEFORE EXPENSES WERE ASSUMED)
                                                              NET ASSET              NET ASSETS   -------------------------------
                                                                VALUE                  END OF                           NET
                                                               END OF      TOTAL       PERIOD                       INVESTMENT
                                                               PERIOD     RETURN+     (000'S)       EXPENSES       INCOME (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
1995                                                           $ 9.69       (0.57)%   $  4,092          2.50%*           0.18%*
1996                                                            11.20       17.69       17,240          2.02            (0.10)
1997                                                            11.31        1.27       23,815          1.71             0.49
1998                                                             7.91      (29.03)      13,272          1.73             0.72
1999                                                            14.49       83.53       22,889          1.84            (0.03)
2000**                                                          14.11       (2.62)(1)    20,215        (1.46)(2)        (0.04)(2)

                                                              RATIOS TO AVERAGE NET ASSETS
                                                              (AFTER EXPENSES WERE ASSUMED)
                                                              -----------------------------
                                                                                  NET         PORTFOLIO
                                                                               INVESTMENT     TURNOVER
                                                                EXPENSES     INCOME (LOSS)      RATE
------------------------------------------------------------  -----------------------------------------
EMERGING MARKETS
1995                                                             --                2.68%          36%
1996                                                              0.50%            1.42           46
1997                                                              1.71             0.49           91
1998                                                              1.73             0.72          116
1999                                                              1.84            (0.03)          82
2000**                                                            1.46(2)         (0.04)(2)       25(1)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              Wayne E. Hedien                     John L. Schroeder
              James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                             Deloitte & Touche LLP
         Harborside Financial Center--Plaza Two                          Two World Financial Center
             Jersey City, New Jersey 07311                                New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
          ------------------------------------------------------------
              North American Government Securities, Mid-Cap Equity
                        and Emerging Markets Portfolios
                       ----------------------------------
                       TCW Investment Management Company
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017

                                Growth Portfolio
                                 --------------
             Morgan Stanley Dean Witter Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

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